Prospectus

February 28, 2006

The Dunham Funds – Class C Shares

Dunham Short-Term Bond Fund                                             DCSTX

Dunham Corporate/Government Bond Fund                         DCCGX

Dunham High-Yield Bond Fund                                               DNHYX

Dunham Real Estate Stock Fund                                           DCREX

Dunham Appreciation & Income Fund                                   DCAIX

Dunham International Stock Fund                                           DCINX

Dunham Large Cap Value Fund                                             DCLVX

Dunham Small Cap Value Fund                                              DCSVX

Dunham Large Cap Growth Fund                                           DCLGX

Dunham Emerging Markets Stock Fund                                DCEMX

Dunham Small Cap Growth Fund                                           DCDGX

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

1-800-442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Dunham Funds Prospectus, February 28, 2006

Overview
The Adviser
The Funds – Investment Objective/ Principal Investment Strategies/Performance of the Fund
Dunham Short-Term Bond Fund
Dunham Corporate/Government Bond Fund
Dunham High-Yield Bond Fund
Dunham Real Estate Stock Fund
Dunham Appreciation & Income Fund
Dunham International Stock Fund
Dunham Large Cap Value Fund
Dunham Small Cap Value Fund
Dunham Large Cap Growth Fund
Dunham Emerging Markets Stock Fund
Dunham Small Cap Growth Fund
Principal Risks of Investment
Portfolio Holdings
Fees and Expenses
Example
Management of the Funds
Investment Adviser
Sub-Advisers
Portfolio Managers
Valuation of Fund Shares
Frequent Purchases and Redemptions of Fund Shares
Your Account
Types of Account Ownership
Tax-Deferred Accounts
Purchasing Fund Shares
Receipt of Orders
Minimum Investments
Methods of Buying
Redemption of Shares
Methods of Redemption
Payment of Redemption Proceeds
Medallion Signature Guarantees
Corporate, Trust and Other Accounts
Transfer of Ownership
General Transaction Policies
Exchanging Shares
Exchange Privilege
Money Market Exchanges
Limitations on Exchanges
Anti-Money Laundering and Customer Identification Programs
Distribution of Fund Shares
Distributor
Plan of Distribution
Distributions
Federal Tax Considerations
Taxes on Distributions
Taxes on Sales or Exchanges
Avoid “Buying a Dividend”
Backup Withholding
Financial Highlights
Privacy Policy
For More Information
Statement of Additional Information
Annual and Semi-Annual Report

Overview

This Prospectus describes the investment objectives, principal investment strategies and principal risks of the Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (collectively, the “Funds” and each, a “Fund”).  These eleven Funds form a separate series of AdvisorOne Funds (the “Trust”).  Each Fund offers two classes of shares, Class C shares and Class N shares.  This prospectus relates only to the Funds’ Class C shares.  Some of the Funds may be considered non-diversified for purposes of federal mutual fund regulation, which means that they may invest in a smaller number of companies than diversified funds.  All of the Funds will, however, meet the diversification requirements for mutual funds under the federal tax laws.  You may find the following definitions useful as you read the description of each Fund.

This Prospectus does not constitute an offer to sell Fund shares in any state or jurisdiction in which the Fund is not authorized to conduct business.  No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus or in the Statement of Additional Information.

DEFINITIONS:

Investment Objective - A Fund’s investment objective is its ultimate, overriding goal.  It is the way in which the Fund defines itself amongst all other Funds.  There is a wide range of potential investment objectives.  There can be no assurance that any Fund will attain its investment objective.  You should think carefully about whether a Fund’s investment objective is consistent with your own objective for the money that you are contemplating investing in that Fund.  If it is not consistent with your objectives, you should consider another Fund.

Principal Investment Strategy - A Fund’s principal investment strategy is the primary means by which the investment adviser to the Fund seeks to attain its investment objective.  A strategy may, among other things, take the form of an undertaking on the part of the investment adviser to the Fund to invest primarily in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries.  Your financial consultant can assist you in understanding these strategies.

Principal Risks - The principal risks of a Fund are those potential occurrences that, in the judgment of the Fund’s investment adviser, have the greatest likelihood of disrupting, interfering with, or preventing the Fund from attaining its investment objective.  Your financial consultant can assist you in understanding these risks.

The Adviser

Each Fund has its own distinct investment objective, strategies and risks.  The Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (the “Adviser”), under the supervision of the Board of Trustees, is responsible for constructing and monitoring the investment objective and principal investment strategies of each Fund.  Each Fund invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with the Fund’s investment objective and style.  The potential risks and returns of a Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

The Adviser believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm to manage the assets of all Funds.  This approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sub-Advisers with complementary investment approaches.  This is particularly important for the non-diversified Funds, which incur greater issuer risk as they invest in fewer securities than diversified Funds.  The Adviser intends to manage the Funds by selecting one Sub-Adviser to manage distinct segments of a market or asset class for each Fund based upon the Adviser’s evaluation of the Sub-Adviser’s expertise and performance in managing the appropriate asset class.  The Adviser monitors each Sub-Adviser for adherence to the respective Fund’s specific investment objective, policies and strategies.  The Trust has applied for exemptive relief with the Securities and Exchange Commission (“SEC”), to permit the Adviser, with Board approval, to replace any Sub-Adviser without shareholder approval, as circumstances warrant.  There is no guarantee that the SEC will grant the relief requested.

THE FUNDS

Dunham Short-Term Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Short-Term Bond Fund is to seek both a high level of current income and preservation of capital.  The Fund seeks to achieve its investment objective by investing in short- and intermediate-term, investment-grade fixed-income instruments.  The Fund expects to maintain an average credit quality rating of “A” or better as rated by Standard & Poor’s (S&P) in its portfolio, but may go below that rating from time to time.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Short-Term Bond Fund, under normal market conditions, invests at least 80% of its net assets in “investment-grade” (rated BBB- or higher by S&P or Baa3 or higher by Moody's or comparably rated by another nationally recognized statistical rating organization “NRSRO”) fixed-income securities, including short- and intermediate-term corporate bonds, mortgage- and asset-backed bonds, U.S. government and agency bonds, or in unrated fixed-income securities that the Sub-Adviser determines to be of comparable quality.  The Fund’s dollar-weighted average effective maturity will normally be three years or less and the weighted average effective duration normally will not exceed 2 ½ years.  The Fund may invest up to 25% of its assets in adjustable rate securities, such as variable rate notes, subject to the 15% limit on illiquid securities.

Under general supervision of the Adviser, the Sub-Adviser actively manages the portfolio and structures asset allocation along a short-term horizon, generally with an average duration of 1 ½ years to 2 ½ years.

The Fund invests in securities generally having the following characteristics:

•      U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds, as distinguished from U.S. government agency securities. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

•      U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them. The portfolio also may include government-related securities and certificates issued by financial institutions or broker-dealers representing so-called

____________

Average effective maturity: an average of the stated maturities of the bonds held by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at maturity.

Duration: a measure of an investment’s “interest rate risk”, or how sensitive an investment or the fund’s portfolio may be to changes in interest rates.  Generally, the longer a fund’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

“stripped” U.S. government securities, securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

•      Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

•      Asset-Backed Securities -. Asset-backed securities are bonds that are based on underlying pools of assets.  A special purpose trust or instrument is set up which takes title to the assets and the cash flows are "passed through" to the investors in the form of an asset-backed security.  The types of assets that can be "securitized" include a wide range of consumer, business and industrial receivables.

•      Yankee Bonds - Foreign bonds issued in the U.S. for purchase by U.S. citizens or institutions, denominated in U.S. dollars.  These securities are backed by the full faith and credit of the foreign corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

•      When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

•      Repurchase Agreements - Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

•      Reverse Repurchase Agreements - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the Investment Company Act of 1940 (the “1940 Act”), the Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

•      Adjustable Rate Securities - The Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.  Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes.

The Sub-Adviser has the discretion to purchase money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For tactical or defensive purposes, the Sub-Adviser may engage in transactions involving the hypothecation or lending of securities up to the extent allowed by the securities laws. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Short-Term Bond Fund by showing changes in the performance of Class C Shares of the Dunham Short-Term Bond Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended June 30, 2005) and the lowest return for a quarter was -0.83% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Short-Term Bond Fund Class C
return before taxes	-0.12%	-0.21%
return after taxes on distributions (1)	-0.64%	-0.70%
return after taxes on distributions and sale of Fund shares (1)	-0.08%	-0.46%
Merrill Lynch 1-3 Year Government/Corporate Bond Index (2)	1.76%	1.57%

(1)   After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)   The Merrill Lynch 1-3 Year Government/Corporate Bond Index is based upon publicly issued short-term corporate and government debt securities with maturities ranging between 1 and 3 years. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 13, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Corporate/Government Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Corporate/Government Bond Fund is to seek current income and capital appreciation.  The Fund seeks to achieve its investment objective by making capital investments primarily in Treasuries, agencies, mortgage-backed securities, asset-backed securities and corporate fixed-income instruments.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Corporate/Government Bond Fund, under normal market conditions, invests at least 80% of its net assets in fixed-income instruments such as U.S. government bonds, U.S. corporate bonds, high yield bonds, Collateralized Mortgage Obligations, Eurodollars, index bonds, and asset-backed securities, unconstrained by debt ratings.  The Sub-Adviser also may invest up to 20% of the Fund’s net assets in derivatives, including credit default swaps and financial futures. Financial Futures include treasury note futures, bond futures, and Eurodollar futures. In addition, the Fund may invest in foreign government and foreign corporate bonds.  While the Sub-Adviser may invest up to 40% of the Fund’s net assets in below investment grade bonds (rated BB or lower by S&P or comparably rated by another NRSRO) also known as “high-yield” or “junk bonds,” the Fund intends to maintain an average portfolio credit quality of investment grade.

Under general supervision of the Adviser, the Sub-Adviser actively manages the portfolio and structures asset allocation along an intermediate-term horizon, generally with an average duration of 3 ½ to 6 years.  The portfolio’s allocation to government, agency and mortgage-backed securities will generally range between 0% and 80%.  The portfolio’s allocation to corporate securities will generally range between 0% and 80%.  Allocation methods are based on historical patterns of risk and return and their management disciplines are biased toward defensive strategies that control downside risk while targeting superior long-term investment results.

Value is added through disciplined interest rate anticipation, sector rotation, issuer selection and trading opportunities.  Interest rate anticipation is an investment process where the Sub-Adviser seeks to increase returns by opportunistically moving between long-term and short-term bonds based on a forecast of interest rates over a certain time horizon.  Sector rotation is an investment process where the Sub-Adviser seeks to increase returns by opportunistically switching from one sector to another, thereby seeking to earn returns in excess of those earned by buy-and-hold investors.  The entire spectrum of fixed-income securities is analyzed and evaluated for its potential to add value to the portfolio.  Returns are enhanced by inclusion of the non-investment grade and/or non-U.S. securities when the Sub-Adviser believes these types of securities are undervalued relative to other investment opportunities.  The selection of individual securities for purchase or sale is dependent on both internal research and analysis of published data.  On-line access to Wall Street analytical reports is extensively used along with company data, which is maintained and analyzed internally.  Issues selected are those that are undervalued relative to their sector and the market.  Value is also added through trading opportunities created by supply-demand imbalances and through execution.

The Fund invests in securities generally having the following characteristics:

•      U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds, as distinguished from U.S. government agency securities. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

•      U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them. The portfolio also may include government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities, securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

•      Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

•      Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Lower-Rated (Junk) Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

•      When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

•      Repurchase Agreements - Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

•      Reverse Repurchase Agreements - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

•      Credit Default Swaps - A specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal.  Swaps are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

•      Financial Futures - Financial futures are a liquid, low cost way to adjust the interest rate sensitivity of a bond portfolio. Since they are exchange traded, there is no counterparty risk and documentation is minimal. Positions are marked to market daily and collateral is exchanged according to the mark. Futures price movements closely approximate the movements of the underlying treasury securities.  Financial Futures are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

•      Derivative Strategies/Risks - When the Sub-Adviser uses financial derivatives, such as financial futures and credit default swaps, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective. For tactical or defensive purposes, the Sub-Adviser may engage in transactions involving the hypothecation or lending of securities up the extent allowed by the securities laws. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Corporate/Government Bond Fund by showing changes in the performance of Class C Shares of the Dunham Corporate/Government Bond Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 2.50% (quarter ended June 30, 2005) and the lowest return for a quarter was -0.98% (quarter ended September 30, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Corporate/Government Bond Fund Class C
return before taxes	0.79%	0.68%
return after taxes on distributions (1)	-0.34%	-0.39%
return after taxes on distributions and sale of Fund shares (1)	0.60%	0.01%
Lehman Brothers Aggregate Bond Index (2)	2.43%	2.14%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Lehman Brothers Aggregate Bond Index is an unmanaged index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham High-Yield Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham High-Yield Bond Fund is to provide a high level of current income, with capital appreciation as a secondary goal.  The Fund seeks to achieve its investment objective by investing in lower-rated and unrated, higher-risk corporate bonds.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham High-Yield Bond Fund, under normal market conditions, will invest at least 80% of its net assets in debt securities, preferred stocks, and convertible securities rated below investment grade (BB or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.

Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-Adviser will attempt to reduce investment risk, but losses may occur.  The Fund potentially may invest in non-income producing securities, including defaulted securities and common stocks.  The Fund also may invest in stocks of companies in troubled or uncertain financial condition issued by both domestic and foreign issuers.

Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.  The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income. Investors should carefully assess the risks associated with an investment in the Fund.

For purposes of investing uninvested cash or otherwise for maintaining liquidity in the Fund’s portfolio while maintaining exposure to the high-yield market, the Dunham High Yield Bond Fund may invest in Targeting Return Index Securities (TRAINS) and CDXs of the Dow Jones CDX family of credit derivative indexes, such as the Dow Jones CDX North America High Yield Index, an index of high yield bonds.  This is not a principal investment strategy of the Fund and the Fund’s Sub-Adviser does not anticipate investing, under normal circumstances, more than 5% of the Fund’s net assets in TRAINS and CDXs.  Under extraordinary circumstances or for temporary defensive purposes, the Fund may invest as much as 20% of its net assets in such instruments.

Derivative Strategies.  The Dunham High-Yield Bond Fund may implement from time to time, certain derivative strategies including investments with respect to TRAINS and CDXs to remain fully invested, to maintain liquidity, to increase total return, or for hedging or defensive purposes.  There can be no assurance that such strategies will be implemented, nor if they are, that they will be successful in limiting down side risk or for any other purposes.

The Fund invests in securities generally having the following characteristics:

•      Lower-Rated (Junk) Bonds – Convertible and non-convertible debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB or lower by S&P, or Ba or lower by Moody’s Investor Services, Inc., or that are not rated but are considered by the Sub-Adviser to be of similar quality).  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.  Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.  Changes in interest rates may adversely affect the market value of lower-rated bonds.

The Fund also may invest in other instruments generally having the following characteristics:

•      U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds, as distinguished from U.S. government agency securities. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

•      U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them. The portfolio also may include government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities, securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

•      Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

•      Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

•      When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

•      Repurchase Agreements - Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Adviser or Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

•      Reverse Repurchase Agreements - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these   arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

•      Derivatives - The Dunham High-Yield Bond Fund may use derivative instruments, including TRAINS and CDXs.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  CDX such as the DJCDX North America High Yield Index is an investment vehicle that offers certain investors a diverse, liquid vehicle for initiating and maintaining exposure to the North American high yield credit market.  DJCDX North America High Yield Index is managed by Dow Jones Indexes and sponsored by JPMorgan and Morgan Stanley.  TRAINS (Targeting Return INdex Securities) Trust Series HY.NA High Yield Portfolio is a privately placed grantor investment trust which invests its assets in 68 equally weighted high yield bonds rated B3/B- or higher.  Derivatives involve special risks, which are discussed below under Principal Risks.

Derivatives Risk. When the Sub-Adviser uses financial derivatives such as TRAINS and CDXs, an investment in the Dunham High-Yield Bond Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund. See “Principal Risks of Investment” below, for additional information about derivatives risk.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive purposes, the Sub-Adviser has the discretion to engage in transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Real Estate Stock Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Real Estate Stock Fund is to maximize total return from capital appreciation and dividends.  A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.  The Fund seeks to achieve its investment objectives by investing in income-producing equity securities of U.S. real estate companies.  The Fund is non-diversified for purposes of the 1940 Act.  The Fund’s investment objectives are non-fundamental policies and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Real Estate Stock Fund, under normal market conditions, invests at least 80% of its net assets in equity securities of companies principally engaged in the U.S. real estate industry.  Under general supervision of the Adviser, the Sub-Adviser, via an actively managed, concentrated portfolio generally consisting of approximately 25 to 30 securities, seeks to outperform a passive strategy using in-house knowledge and research of developing real estate market trends.

The Sub-Adviser seeks to find favorable real estate investment in the public markets through disciplined analysis.  The Sub-Adviser combines bottom-up fundamental research of companies with a research driven top-down asset allocation.  Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning portfolios to be invested in companies with the best property types and geographic regions based on current real estate market conditions.

The Fund has a non-diversified portfolio, meaning it can invest in the securities of fewer issuers than diversified portfolio funds at any one time; as a result, the gains or losses on a single stock may have a greater impact on the Fund’s share price.

The Fund invests in securities generally having the following characteristics:

•      Real Estate Investment Trusts (REITs), including equity REITs; mortgage REITs; and hybrid REITs - A REIT is a separately managed trust that makes investments in various real estate businesses.  An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders.  A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders.  A hybrid REIT combines the characteristics of equity and mortgage REITs.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objectives.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Real Estate Stock Fund by showing changes in the performance of Class C Shares of the Dunham Real Estate Stock Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 13.31% (quarter ended June 30, 2005) and the lowest return for a quarter was -8.78% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Real Estate Stock Fund Class C
return before taxes	8.84%	11.16%
return after taxes on distributions (1)	4.23%	6.71%
return after taxes on distributions and sale of Fund shares (1)	8.56%	8.13%
Dow Jones Wilshire Real Estate Securities Index (2)	14.05%	14.06%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index, which provides a broad measure of the performance of publicly traded real estate securities. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Appreciation & Income Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Appreciation & Income Fund is to maximize total return under varying market conditions through both current income and capital appreciation.  The Fund seeks to achieve its investment objective by investing in a diversified portfolio of convertible, equity and fixed-income securities.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Appreciation & Income Fund, under normal market conditions, invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  The Fund attempts to utilize these different types of securities to strike the appropriate balance between risk and reward in terms of growth and income.

Under general supervision of the Adviser, the Sub-Adviser seeks to balance risk and reward over various market cycles using varying combinations of stocks, bonds and/or convertible securities.  The stock selection process consists of four major steps: credit analysis, equity analysis, convertible analysis and overall portfolio analysis.  Focusing on the main value drivers in the marketplace, most notably, long-term sustainable earning power and cash flow return on capital, the Sub-Adviser strives to create a portfolio with a reasonable risk/reward trade-off.  As market conditions change, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time.  At some points in a market cycle, one security type (i.e. common stocks) may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.  The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from five to ten years.

The Fund invests in securities generally having the following characteristics:

•      Convertible Securities - Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.  Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  Many convertible securities are issued with a “call” feature that allows the issuer of the security to choose when to redeem the security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.  Conversely, certain convertible debt securities may provide a ‘‘put option,’’ which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

•      Equity Securities - Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain or loss.

•      Lower-Quality (Junk) Bonds - The Fund may invest without limit in convertible and non-convertible debt securities commonly known as ‘‘junk bonds’’ that are rated BB or lower by S&P, or Ba or lower by Moody’s Investor Services, Inc., or that are not rated but are considered by the Sub-Adviser to be of similar quality. The Fund will not, however, purchase a security rated below C.

•      Synthetic Convertible Securities - The Fund may also create a “synthetic” convertible security by combining separate securities that possess two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”).  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments.  The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.  In creating a synthetic security, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security.  Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.  Convertible structured notes are fixed-income debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.  Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

•      Foreign Securities - The Fund may invest up to 25% of its net assets in securities of foreign issuers. The Fund will only invest in foreign securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security. Foreign investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

•      Rule 144A Securities - The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks, bonds or options, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Appreciation & Income Fund by showing changes in the performance of Class C Shares of the Dunham Appreciation & Income Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 5.63% (quarter ended September 30, 2005) and the lowest return for a quarter was –4.52% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Appreciation & Income Fund Class C
return before taxes	3.11%	4.35%
return after taxes on distributions (1)	1.67%	2.97%
return after taxes on distributions and sale of Fund shares (1)	3.95%	3.71%
Merrill Lynch Convertible ex Mandatory Index (2)	-0.35%	1.17%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Merrill Lynch Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.   Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham International Stock Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham International Stock Fund is to maximize total return from capital appreciation and dividends.  The Fund seeks to achieve its investment objective by investing in equities of international, publicly-held corporations traded on U.S. stock exchanges or in the over-the-counter market and by directly purchasing securities of foreign issuers to the fullest extent permitted under the 1940 Act.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham International Stock Fund, under normal market conditions, invests at least 80% of its net assets in securities of non-U.S. companies, which may include companies located or operating in established or emerging countries.  The primary regions of investment are Western Europe, United Kingdom, Japan and Canada.  Under general supervision of the Adviser, the Sub-Adviser searches for the stocks of financially strong, industry leaders that are valued below their actual worth.  The Sub-Adviser seeks companies that generally have sustainable competitive advantages, above-average returns on equity, strong capital structures and superior management focused on shareholder return.  The portfolio, generally consisting of approximately 40 to 60 securities, is constructed using on going rigorous fundamental analysis based on strict buy and sell targets.

The Fund invests in securities generally having the following characteristics:

•      Foreign “Developed Market” Equity Securities - The Fund will invest in common and preferred stock of foreign companies headquartered in developed markets, primarily represented by American Depositary Receipts (ADRs).  ADRs allow Americans to buy shares of foreign-based corporations' securities at American Exchanges instead of having to go to overseas exchanges.  The Fund may also invest in issues denominated in currencies of developed foreign countries, American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing foreign developed market securities.

Developed markets include those countries found in the Morgan Stanley Capital International World ex U.S. Index, such as Germany, Japan and the United Kingdom.

•      Foreign “Emerging Market” Equity Securities - The Fund will invest in common and preferred stock of foreign companies headquartered in emerging markets represented by ADRs.  The Fund may also invest in holding denominated in issues denominated in currencies of emerging countries, American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing foreign emerging market securities.  Emerging markets include those countries found in the Morgan Stanley Capital International Emerging Markets Index, such as Korea, Russia and Turkey.

The Sub-Adviser has the discretion to purchase other securities of publicly held U.S. and foreign corporations, such as preferred stocks or bonds, as well as U.S. government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes they meet the Fund’s investment objective. For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham International Stock Fund by showing changes in the performance of Class C Shares of the Dunham International Stock Fund from year to year and by showing how the Fund’s average quarterly returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 13.26% (quarter ended September 30, 2005) and the lowest return for a quarter was –3.91% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham International Stock Fund Class C
return before taxes	10.00%	14.16%
return after taxes on distributions (1)	7.02%	11.23%
return after taxes on distributions and sale of Fund shares (1)	8.68%	11.28%
MSCI All Country World Index ex U.S. (2)	16.29%	16.79%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Large Cap Value Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Large Cap Value Fund is to maximize total return from capital appreciation and dividends.  The Fund seeks to achieve its investment objective by investing in value-oriented, large capitalization common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market.  These companies have market capitalizations within the market capitalization range of the companies in the S&P 500 Index at the time of investment.  As of December 31, 2005, the S&P 500 Index had market capitalizations between $785 million and $515 billion.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Large Cap Value Fund, under normal market conditions, invests at least 80% of its net assets in the common stock of large companies.  These companies have market capitalizations within the market capitalization range of the companies in the S&P 500 Index.  Under general supervision of the Adviser, the Sub-Adviser seeks to achieve superior results through successful stock selection and effective management of risk through systematic diversification across multiple economic sectors and major industries.  The Sub-Adviser focuses on large capitalization value stocks believed to be statistically undervalued while exhibiting attractive earnings dynamics.  The Sub-Adviser, through an active bottom-up stock selection process, uses a combination of fundamental, technical and risk assessment models to construct a diversified portfolio generally consisting of approximately 40 to 75 securities.

The Sub-Adviser’s equity philosophy places strong emphasis on value and earnings momentum.  Stock selection emphasizes issues with low price-earnings ratios and improving earnings dynamics, two characteristics that typically indicate significant appreciation potential.  The Sub-Adviser attempts to identify those companies that are undervalued relative to the market but are also demonstrating above-average earnings momentum where the near-term earnings progression will draw attention to the undervaluation.

The Sub-Adviser screens each industry using a combination of fundamental, technical, and risk assessment models. These models are used to determine an accurate valuation of the company and its potential for earnings growth. Risk analysis is highly important in the security selection process.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the investment objectives. For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent permitted by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Large Cap Value Fund by showing changes in the performance of Class C Shares of the Dunham Large Cap Value Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 4.38% (quarter ended September 30, 2005) and the lowest return for a quarter was 1.28% (quarter ended December 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Large Cap Value Fund Class C
return before taxes	9.38%	11.19%
return after taxes on distributions (1)	8.04%	9.89%
return after taxes on distributions and sale of Fund shares (1)	7.51%	9.36%
Russell 1000 Value Index (2)	7.04%	8.51%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Small Cap Value Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Small Cap Value Fund is to maximize total return from capital appreciation.  The Fund seeks to achieve its investment objective by investing in domestic, value-oriented, small-capitalization equity securities of companies traded on U.S. stock exchanges or in the over-the-counter market.  These companies have market capitalizations within the market capitalization range of the companies in the S&P SmallCap 600 Index at the time of investment.  As of January 31, 2006, the S&P SmallCap 600 Index had market capitalizations between $63.8 million and $4.47 billion.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Small Cap Value Fund, under normal market conditions, invests at least 80% of its net assets in the common stock of small companies.  Under general supervision of the Adviser, the Sub-Adviser looks to invest in companies that generally have the following characteristics:

•      Exhibit a sustainable competitive advantage;

•      A strong, experienced management team;

•      Long product cycles;

•      Pricing flexibility; and

•      Use smallness as a competitive advantage.

Targeted companies are expected to have high-sustained return on investment with above average earnings per share growth.  The Sub-Adviser uses a fundamental bottom-up stock selection process with an investment time horizon of three to five years.  A “bottom-up" stock-selection process is based on fundamental analysis, focusing on individual companies rather than adopting a macroeconomic, top-down approach.  The Sub-Adviser takes a low risk approach with strong emphasis placed on fundamental analysis, such as the examination of financial data, company management, business concept and competition.  Research analysts are responsible for specific sectors of the economy and those companies that lie in their sector.  While both industry sources and quantitative screens are used to narrow the list of possible holdings, the essence of the investment process is the fundamental company analysis and the depth of resources and experience available to the Sub-Adviser’s small cap team.

The portfolio may contain American Depositary Receipts (ADRs); however they should make up no more than 20% of the portfolio (at market value).  The average market capitalization of the portfolio will be similar to the overall market capitalization profile of the S&P SmallCap 600 Index benchmark.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dunham Small Cap Value Fund by showing changes in the performance of Class C Shares of the Dunham Small Cap Value Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 3.51% (quarter ended September 30, 2005) and the lowest return for a quarter was –6.65% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Small Cap Value Fund Class C
return before taxes	-5.85%	-2.00%
return after taxes on distributions (1)	-6.75%	-2.88%
return after taxes on distributions and sale of Fund shares (1)	-2.60%	-1.69%
Russell 2000 Value Index (2)	4.70%	6.86%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Russell 2000 Value Index measures the performance of the 2000 smallest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Large Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Large Cap Growth Fund is to maximize total return from capital appreciation and dividends.  The Fund seeks to achieve its investment objective by investing in domestic growth-oriented, large capitalization equity securities of companies traded on U.S. stock exchanges or in the over-the-counter market.  These companies have market capitalizations within the market capitalization range of the companies in the S&P 500 Index at the time of investment.  As of December 31, 2005, the S&P 500 Index had market capitalizations between $677.3 million and $384.8 billion.  The Fund is non-diversified for purposes of the 1940 Act.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Large Cap Growth Fund, under normal market conditions, invests at least 80% if its net assets in the common stock of large companies.  These companies have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index.  Under general supervision of the Adviser, the Sub-Adviser’s investment process seeks to find and exploit undervalued and unrecognized growth opportunities and to invest before that growth is reflected in prices.  The portfolio typically will consist of approximately 30 to 40 securities.  The average market capitalization of the portfolio typically will average that of the S&P 500 Index.

The Sub-Adviser uses the following four-step process to select holdings for the portfolio:

•      Screening – Proprietary models screen for growth and valuation characteristics, narrowing the universe of investment opportunities.  The models screen for earnings growth, earnings surprise and revisions, momentum and book value.  These four models are used to analyze a universe of more than 1,000 stocks above $1 billion in market capitalization.

•      Fundamental Analysis – Fundamental analysis, the most important step of the Sub-Adviser’s investment process, seeks to identify investable themes, analyze industry and company fundamentals, and confirm the valuation characteristics obtained through initial screening procedures.

•      Portfolio Construction – The goal when constructing the portfolio is to maximize returns while managing risk.  The Sub-Adviser evaluates relative return potential, tailoring risk through stock and sector weightings.

•      Implementation – Efficient trade execution is conducted via proprietary systems.

The Fund has a non-diversified portfolio, meaning it can invest in the securities of fewer issuers than diversified portfolio funds at any one time; as a result, the gains or losses on a single stock may have a greater impact on the Fund’s share price.  The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective. The portfolio may contain American Depositary Receipts (ADRs); however they should make up no more than 20% of the portfolio. For defensive or tactical purposes, the Sub-Adviser has the discretion to engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law.  The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Large Cap Growth Fund by showing changes in the performance of Class C Shares of the Dunham Large Cap Growth Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 4.86% (quarter ended September 30, 2005) and the lowest return for a quarter was -4.63% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Large Cap Growth Fund Class C
return before taxes	7.19%	9.40%
return after taxes on distributions (1)	4.16%	6.47%
return after taxes on distributions and sale of Fund shares (1)	5.20%	6.55%
Russell 1000 Growth Index (2)	5.27%	6.47%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.   Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Emerging Markets Stock Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Emerging Markets Stock Fund is to maximize total return from capital appreciation.  The Fund seeks to achieve its investment objective by investing in international emerging market equity securities traded on foreign stock exchanges.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Emerging Markets Fund, under normal market conditions, invests at least 80% of its net assets in equity securities in emerging market countries, primarily Latin America, Asia (excluding Japan), Eastern Europe and Africa.  Under general supervision of the Adviser, the Sub-Adviser, using a value-oriented approach to investing, seeks common stock in companies that are projected to have a higher return on equity compared to similar companies.  The portfolio generally will be diversified across approximately 12 to 20 countries and consist of approximately 40 to 60 securities.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Sub-Adviser uses a top-down approach for regional asset allocation in conjunction with a bottom-up approach to find stocks with projected high, sustainable growth rates that are trading at reasonable valuation levels.  On a quarterly basis, the Sub-Adviser calculates an expected local currency return and valuation measures for regions and individual countries to help determine investment focus.  The Sub-Adviser screens the universe of stocks for suitable market capitalization, earnings growth and return on equity to produce a focused list of candidates.  The Sub-Adviser also considers expected local currency return, country risk and other factors.  The Sub-Adviser uses intensive analysis, financial modeling and company visits for final stock selection.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Emerging Markets Stock Fund by showing changes in the performance of Class C Shares of the Dunham Emerging Markets Stock Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 14.29% (quarter ended September 30, 2005) and the lowest return for a quarter was 1.93% (quarter ended June 30, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Emerging Markets Stock Fund Class C
return before taxes	26.78%	33.72%
return after taxes on distributions (1)	20.97%	27.92%
return after taxes on distributions and sale of Fund shares (1)	18.48%	25.81%
MSCI Emerging Markets Stock Fund Index (2)	34.54%	38.89%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The MSCI Emerging Markets Stock Fund Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Small Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Small Cap Growth Fund is to maximize total return through capital appreciation.  The Fund seeks to achieve its investment objective by investing in domestic growth-oriented, small-capitalization common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Small Cap Growth Fund, under normal market conditions, invests at least 80% of its net assets in the common stock of small companies.  These companies will have a market capitalization, at the time of purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index.  As of December 31, 2005, under the above definition, companies with a market capitalization of $3 billion or less.  Under general supervision of the Adviser, the Sub-Adviser invests in small cap growth companies that exhibit a long-term sustainable business model.  Such companies are generally characterized by:

•      strong company financials

•      barriers to entry (i.e., tough or expensive for competition to enter the marketplace)

•      focused management

Targeted companies are expected to grow top and bottom-line at 15% or more for the next several years. The Sub-Adviser attempts to invest in these companies at a discount to their growth rate.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.

For defensive or tactical purposes, the Sub-Adviser has the discretion to engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dunham Small Cap Growth Fund by showing changes in the performance of Class C Shares of the Dunham Small Cap Growth Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 4.74% (quarter ended June 30, 2005) and the lowest return for a quarter was –3.48% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Small Cap Growth Fund Class C
return before taxes	6.02%	10.39%
return after taxes on distributions (1)	0.47%	4.92%
return after taxes on distributions and sale of Fund shares (1)	5.65%	6.45%
Russell 2000 Growth Index (2)	4.14%	6.86%

(1)   After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)   The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.   Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Principal Risks of Investment

There is no assurance that each Fund will achieve its investment objective.  Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

Risks	Dunham Short-Term Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund	Dunham Real Estate Stock Fund	Dunham Appreciation & Income Fund
Call or Redemption Risk	X	X	X		X
Credit Risk	X	X	X		X
Default Risk	X	X	X		X
Derivatives Risk		X	X	X	X
Emerging Markets Risk
Foreign Investing	X				X
Industry/Sector Risk			X	X	X
Interest Rate Risk	X	X	X		X
Leveraging Risk	X	X	X
Liquidity Risk			X	X	X
Lower-rated Securities Risk		X	X		X
Management Risk	X	X	X	X	X
Non-Diversification Risk				X
Portfolio Turnover Risk	X	X	X	X	X
Prepayment Risk	X	X	X		X
Real Estate Industry Concentration Risk				X
Real Estate Investment Trust Risk (REIT)				X
Small and Medium Capitalization Risk				X	X
Stock Market Risk				X	X

Risks	Dunham International Stock Fund	Dunham Large Cap Value Fund	Dunham Small Cap Value Fund	Dunham Large Cap Growth Fund	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund
Call or Redemption Risk
Credit Risk
Default Risk
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk	X				X
Foreign Investing	X		X	X	X
Industry/Sector Risk	X	X	X	X	X	X
Interest Rate Risk
Leveraging Risk
Liquidity Risk	X		X		X	X
Lower-rated Securities Risk
Management Risk	X	X	X	X	X	X
Non-Diversification Risk				X
Portfolio Turnover Risk	X	X	X	X	X	X
Prepayment Risk
Real Estate Industry Concentration Risk
Real Estate Investment Trust Risk (REIT)
Small and Medium Capitalization Risk	X	X	X	X	X	X
Stock Market Risk	X	X	X	X	X	X

Call or Redemption Risk - As interest rates decline, issuers of high yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Default Risk - Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on those investments.  A default could impact both interest and principal payments.  High yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk - When a Sub-Adviser uses margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Emerging Markets Risks – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Investing - Investing in foreign companies may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Industry/Sector Risk – This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry could have a major effect on the value of Fund’s investments.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk - The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund's gains or losses.

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high yield debt securities, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value.  The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity.  Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value) will also impact liquidity.  These risks are heightened for investments in developing countries.

Lower-Rated Securities – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Fund could lose its entire investment.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of a Fund’s assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of a Fund’s shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk - The frequency of a Portfolio’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

Prepayment Risk – Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.  For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

Real Estate Industry Concentration Risk - By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices may decline.  Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Real Estate Investment Trust Risk (REIT) - Equity REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down.  A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management.  A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Fees and Expenses of the Funds

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class C shares of the Funds.

Shareholder Fees are those paid directly from your investment and may include sales loads or redemption and exchange fees.  Each Fund is front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

	Dunham Short-Term Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund (2)	Dunham Real Estate Stock Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	0.80%	0.85%	1.10%	1.15%
Distribution Fees (Rule 12b-1 Expenses)	0.50%	0.50%	0.50%	0.75%
Shareholder Service Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.65%	0.62%	1.62%	1.36%
Total Annual Fund Operating Expenses (6)	2.20%	2.22%	3.47%	3.51%

	Dunham Appreciation & Income Fund	Dunham International Stock Fund (3)	Dunham Large Cap Value Fund	Dunham Small Cap Value Fund (4)	Dunham Large Cap Growth Fund (5)
Shareholder Fees (fees paid directly from you investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends/ Distributions (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption Fee on	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	1.40%	1.30%	1.15%	1.40%	1.20%
Distribution Fees (Rule 12b-1 Expenses)	0.75%	0.75%	0.75%	0.75%	0.75%
Shareholder Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.82%	0.72%	0.60%	0.87%	0.62%
Total Annual Portfolio Operating Expenses (6)	3.22%	3.02%	2.75%	3.27%	2.82%

	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund

Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Maximum Sales Charge on Reinvested Dividends/ Distributions (as a % of offering price)	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	1.25%	1.30%
Distribution Fees (Rule 12b-1 Expenses)	0.75%	0.75%
Shareholder Service Fees	0.25%	0.25%
Other Expenses	1.69%	0.80%
Total Annual Portfolio Operating Expenses (6)	3.94%	3.10%

(1)    The management fees include Advisory and Sub-Advisory fees.  Each Fund pays the Adviser a fee for its services that is computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund. The fees of each Sub-Adviser are paid either at an annual rate based on the value of the average daily net assets of the Fund, or on a fulcrum fee basis, examples of which are described in footnotes 2 and 3, below.  In order to reduce Fund expenses, Fund service providers may voluntarily waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.  The nature of the services provided to, and the aggregate management fees paid by each Fund are described under “Investment Adviser.”

(2)    The management fee of the Dunham High-Yield Bond Fund is broken down as follows: (i) the Adviser receives a fixed fee paid monthly at an annul rate of 0.60% of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a base fee of 0.50%, computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund, with a fulcrum fee of plus or minus 0.30% calculated based on Fund performance relative to its benchmark, the Merrill Lynch High-Yield Cash Pay Index, on a rolling 12-month period.  The lowest sub-advisory fee possible is 20 basis points, and the highest sub-advisory fee possible is 80 basis points.  The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds (see Table 1 below). During the first twelve months of the sub-advisory contract, the Sub-Adviser will be paid the base fee. After July 1, 2006, the sub-advisory fee will be calculated at the end of each month using the base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over a rolling twelve-month period.

(3)    The management fee of the Dunham International Stock Fund is broken down as follows: (i) the Adviser receives a fixed fee paid monthly at an annul rate of 0.65% of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a base fee of 0.65%, computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund, with a fulcrum fee of plus or minus 0.15% calculated based on Fund performance relative to its benchmark, the MCSI All Country World Index ex US, on a rolling 12-month period.  The lowest sub-advisory fee possible is 50 basis points, and the highest sub advisory fee possible is 80 basis points.  The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 5 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds (see Table 2 below). After September 1, 2006, the fee will be calculated at the end of each month using a base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over a rolling twelve-month period. Prior to September 1, 2005, the Fund paid a total Advisory Fee of 1.15%.

(4)    The management fee of the Dunham Small Cap Value Fund includes Advisory and Sub-Advisory Fees. Effective January 1, 2006, the Sub-Adviser of the Dunham Small Cap Value Fund has agreed to cap their fees at 50 basis points (per year) for the six months.

(5)    The Sub-Adviser to the Dunham Large Cap Growth Fund has capped its fees at 0.25% for the period July 1, 2005 to June 30, 2006.

(6)    The Sub-Adviser fees may be reduced based on total assets managed for the Adviser and its affiliates. This reduction in Sub-Adviser fees will be passed on to the Fund through a waiver in management fees charged by the Adviser on a monthly basis. In addition, the Adviser may voluntarily waive a portion of its advisory fee to the extent that the respective Fund’s Sub-Adviser waives a portion of or otherwise reduces its fee. Such waivers or reductions are voluntary and may be terminated at any time. For the fiscal period ended October 31, 2005, the net expenses for certain Funds were: Dunham Corporate/Government Bond Fund 2.19% (taking into account the expense waiver/reduction of 0.03%); Dunham Large Cap Value Fund 2.67% (taking into account the expense waiver/reduction of 0.08%): Dunham Large Cap Growth Fund 2.68% (taking into account the expense waiver/reduction of 0.14%).

Table 1: For the Dunham High-Yield Bond Fund, beginning July 1, 2006, the Sub-Adviser’s fee will be calculated monthly, based on a rolling 12 month period, adjusting the base fee of 50 basis points up or down by as much as 30 basis points, based on the Fund’s performance compared to its benchmark, as set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to PENN Capital Management
2.00% or more greater than index	Base Fee plus 0.30%	0.80%
1.93% greater than index	Base Fee plus 0.29%	0.79%
1.86% greater than index	Base Fee plus 0.28%	0.78%
1.80% greater than index	Base Fee plus 0.27%	0.77%
1.73% greater than index	Base Fee plus 0.26%	0.76%
1.66% greater than index	Base Fee plus 0.25%	0.75%
1.60% greater than index	Base Fee plus 0.24%	0.74%
1.53% greater than index	Base Fee plus 0.23%	0.73%
1.46% greater than index	Base Fee plus 0.22%	0.72%
1.40% greater than index	Base Fee plus 0.21%	0.71%
1.33% greater than index	Base Fee plus 0.20%	0.70%
1.26% greater than index	Base Fee plus 0.19%	0.69%
1.20% greater than index	Base Fee plus 0.18%	0.68%
1.13% greater than index	Base Fee plus 0.17%	0.67%
1.06% greater than index	Base Fee plus 0.16%	0.66%

1.00% greater than index	Base Fee plus 0.15%	0.65%
0.93% greater than index	Base Fee plus 0.14%	0.64%
0.86% greater than index	Base Fee plus 0.13%	0.63%
0.80% greater than index	Base Fee plus 0.12%	0.62%
0.73% greater than index	Base Fee plus 0.11%	0.61%
0.66% greater than index	Base Fee plus 0.10%	0.60%
0.60% greater than index	Base Fee plus 0.09%	0.59%
0.53% greater than index	Base Fee plus 0.08%	0.58%
0.46% greater than index	Base Fee plus 0.07%	0.57%
0.40% greater than index	Base Fee plus 0.06%	0.56%
0.33% greater than index	Base Fee plus 0.05%	0.55%
0.26% greater than index	Base Fee plus 0.04%	0.54%
0.20% greater than index	Base Fee plus 0.03%	0.53%
0.13% greater than index	Base Fee plus 0.02%	0.52%
0.06% greater than index	Base Fee plus 0.01%	0.51%
Even with Index	Base Fee	0.50%
0.06% less than index	Base Fee less 0.01%	0.49%
0.13% less than index	Base Fee less 0.02%	0.48%
0.20% less than index	Base Fee less 0.03%	0.47%
0.26% less than index	Base Fee less 0.04%	0.46%
0.33% less than index	Base Fee less 0.05%	0.45%
0.40% less than index	Base Fee less 0.06%	0.44%
0.46% less than index	Base Fee less 0.07%	0.43%
0.53% less than index	Base Fee less 0.08%	0.42%
0.60% less than index	Base Fee less 0.09%	0.41%
0.66% less than index	Base Fee less 0.10%	0.40%
0.73% less than index	Base Fee less 0.11%	0.39%
0.80% less than index	Base Fee less 0.12%	0.38%
0.86% less than index	Base Fee less 0.13%	0.37%
0.93% less than index	Base Fee less 0.14%	0.36%
1.00% less than index	Base Fee less 0.15%	0.35%
1.06% less than index	Base Fee less 0.16%	0.34%
1.13% less than index	Base Fee less 0.17%	0.33%
1.20% less than index	Base Fee less 0.18%	0.32%
1.26% less than index	Base Fee less 0.19%	0.31%
1.33% less than index	Base Fee less 0.20%	0.30%
1.40% less than index	Base Fee less 0.21%	0.29%
1.46% less than index	Base Fee less 0.22%	0.28%
1.53% less than index	Base Fee less 0.23%	0.27%
1.60% less than index	Base Fee less 0.24%	0.26%
1.66% less than index	Base Fee less 0.25%	0.25%
1.73% less than index	Base Fee less 0.26%	0.24%
1.80% less than index	Base Fee less 0.27%	0.23%
1.86% less than index	Base Fee less 0.28%	0.22%
1.93% less than index	Base Fee less 0.29%	0.21%
2.00% or more less than index	Base Fee less 0.30%	0.20%

Table 2: For the Dunham International Stock Fund, beginning September 1, 2006, the Sub-Adviser’s fee will be calculated monthly, based on a rolling 12 month period, adjusting the base fee of 65 basis points up or down by as much as 15 basis points, based on the Fund’s performance compared to its benchmark, as set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to Neuberger Berman Management Inc.
3.00% or more greater than index	Base Fee plus 0.15%	0.80%
2.80% greater than index	Base Fee plus 0.14%	0.79%
2.60% greater than index	Base Fee plus 0.13%	0.78%
2.40% greater than index	Base Fee plus 0.12%	0.77%
2.20% greater than index	Base Fee plus 0.11%	0.76%

2.00% greater than index	Base Fee plus 0.10%	0.75%
1.80% greater than index	Base Fee plus 0.09%	0.74%
1.60% greater than index	Base Fee plus 0.08%	0.73%
1.40% greater than index	Base Fee plus 0.07%	0.72%
1.20% greater than index	Base Fee plus 0.06%	0.71%
1.00% greater than index	Base Fee plus 0.05%	0.70%
0.80% greater than index	Base Fee plus 0.04%	0.69%
0.60% greater than index	Base Fee plus 0.03%	0.68%
0.40% greater than index	Base Fee plus 0.02%	0.67%
0.20% greater than index	Base Fee plus 0.01%	0.66%
Even with index	Base Fee	0.65%
0.20% less than index	Base Fee less 0.01%	0.64%
0.40% less than index	Base Fee less 0.02%	0.63%
0.60% less than index	Base Fee less 0.03%	0.62%
0.80% less than index	Base Fee less 0.04%	0.61%
1.00% less than index	Base Fee less 0.05%	0.60%
1.20% less than index	Base Fee less 0.06%	0.59%
1.40% less than index	Base Fee less 0.07%	0.58%
1.60% less than index	Base Fee less 0.08%	0.57%
1.80% less than index	Base Fee less 0.09%	0.56%
2.00% less than index	Base Fee less 0.10%	0.55%
2.20% less than index	Base Fee less 0.11%	0.54%
2.40% less than index	Base Fee less 0.12%	0.53%
2.60% less than index	Base Fee less 0.13%	0.52%
2.80% less than index	Base Fee less 0.14%	0.51%
3.00% less than index or less	Base Fee less 0.15%	0.50%

Example

This example is intended to help you compare the cost of investing in Class C shares of the Funds with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time.  The example assumes that you invest $10,000 in Class C shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

	Dunham Short-Term Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund	Dunham Real Estate Stock Fund	Dunham Appreciation & Income Fund
YEAR
1	$223	$225	$350	$354	$325
3	688	694	1,065	1,077	992
5	1,180	1,190	1,803	1,822	1,683
10	2,534	2,554	3,747	3,783	3,522

	Dunham International Stock Fund	Dunham Large Cap Value Fund	Dunham Small Cap Value Fund	Dunham Large Cap Growth Fund	Dunham Emerging Markets Stock Fund
YEAR
1	$305	$278	$330	$285	$396
3	933	853	1,007	874	1,201
5	1,587	1,454	1,707	1,489	2,023
10	3,337	3,080	3,567	3,147	4,155

Dunham Small Cap Growth Fund
YEAR
1	$313
3	957
5	1,625
10	3,411

Management of the Funds

Investment Adviser

Dunham & Associates Investment Counsel, Inc. (the “Adviser”), located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds’ Investment Adviser.  The Adviser’s mailing address is P.O. Box 910309, San Diego, CA 92191.  The Adviser is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)    setting the Funds’ overall investment objectives;

b)    evaluating, selecting and recommending Sub-Advisers to manage the Funds’ assets;

c)    monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)    implementing procedures to ensure that the Sub-Advisers comply with the Funds’ investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees of the Trust, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  The Trust has applied for an exemptive order (the “Order”) from the SEC that permits the Adviser, with Board of Trustees approval, to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval.

The Order also would permit the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.  There is no guarantee that the SEC will grant the Order.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and, with respect to the fixed sub-advisory fee contracts, compensates each Sub-Adviser out of the investment advisory fees it receives from the applicable Fund; with respect to the fulcrum fee sub-advisory contracts, the Fund pays the Sub-Adviser directly and the Adviser receives only its portion of the management fee.  The Sub-Adviser fees may be reduced based on total assets managed for the Adviser and its affiliates. Any such reduction in Sub-Adviser fees will be passed on to the Fund through a reduction in management fees charged on a monthly basis.  The total amount of investment management fees payable by each Fund to the Adviser may not be changed without shareholder approval.

Fund	Management Fees
Dunham Short-Term Bond Fund	0.80%
Dunham Corporate/Government Bond Fund	0.85%
Dunham High-Yield Bond Fund *	1.10%
Dunham Real Estate Stock Fund	1.15%
Dunham Appreciation & Income Fund	1.40%
Dunham International Stock Fund **	1.30%
Dunham Large Cap Value Fund	1.15%
Dunham Small Cap Value Fund	1.40%
Dunham Large Cap Growth Fund	1.20%
Dunham Emerging Markets Stock Fund	1.25%
Dunham Small Cap Growth Fund	1.30%

*Dunham High-Yield Bond Fund pays the Adviser a fixed fee of 0.60% and the Sub-Adviser a base fee of 0.50%. Beginning July 1, 2006, on the anniversary of the sub-advisory contract, the sub-adviser will be paid the base fee adjusted by a fulcrum (incentive) fee of plus or minus 0.30%, calculated based on Fund performance relative to its benchmark, the Merrill Lynch High-Yield Cash Pay Index, on a rolling 12-month period.

** Pursuant to a shareholder meeting held on July 26, 2005, and effective September 1, 2005, Dunham International Stock Fund pays the Adviser a fixed fee of 0.65% and the Sub-Adviser a base fee of 0.65% with a fulcrum fee of plus or minus 0.15%, calculated based on Fund performance relative to its benchmark on a rolling 12-month period beginning September 1, 2006. Prior to September 1, 2005, the Fund paid a total Advisory Fee of 1.15%.

With respect to the Dunham High-Yield Bond Fund, beginning July 1, 2006, the Base Fee of 50 basis points paid to the Sub-Adviser can increase or decrease by up to 30 basis points based on the performance of the Fund compared to the performance of the Merrill Lynch High Yield Cash Pay Index over a rolling twelve-month period, calculated at the end of each month, such that the lowest fee possible is 20 basis points, and the highest fee possible is 80 basis points. For each 100 basis points out/under-performance, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds.  The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.

With respect to the Dunham International Stock Fund, beginning September 1, 2006, the Base Fee of 65 basis points paid to the Sub-Adviser can increase or decrease by up to 15 basis points based on the performance of the Fund compared to the performance of the MSCI All Country World Index ex US over a rolling twelve-month period, calculated at the end of each month, such that the lowest fee possible is 50 basis points, and the highest fee possible is 80 basis points. For each 100 basis pts out/under-performance, 5 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds.  MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States

The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap program using the Dunham Funds. The Program may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Funds. The Adviser takes a portion of the revenues it receives from the Program and reimburses certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 5 to 25 basis points a year, depending on the dollar amount of client assets in various Dunham offerings.  The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

Sub-Advisers

The following set forth certain information about each of the Sub-Advisers and Portfolio Managers:

Dunham Short-Term Bond Fund

Merganser Capital Management LP (“Merganser”), an independently operated and employee-owned investment management firm located at 99 High Street, Boston, Massachusetts, 02110, serves as the Sub-Adviser to the Dunham Short-Term Bond Fund.  Merganser, founded in 1985, consists of 26 employees, 14 of whom are employee-owner principals.  As of December 31, 2005, Merganser had approximately $6 billion in assets under management for a national client base of corporations, Taft-Harley plans, foundations and municipalities.

Merganser’s investment philosophy is focused on two cardinal principles – preservation of capital while seeking to achieve high risk-adjusted total returns.  Using a fundamental, bottom-up security selection process, Merganser constructs the investment-grade portfolio from a universe of government, government-backed, mortgage-backed, corporate and other short-term fixed-income securities.  Merganser seeks to identify securities that are mispriced or have unusually attractive risk/reward characteristics.  Merganser philosophy is focused on security selection rather than interest rate forecasting.

Bond selection for the Dunham Short-Term Bond Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Short-Term Bond Fund are Douglas A. Kelly, Jennifer K. Wynn, Peter S. Kaplan and Matthew R. Carson.

Douglas A. Kelly, CFA

Senior Vice President, Chief Investment Officer and Principal

Mr. Kelly is Chief Investment Officer and a Portfolio Manager.  He joined the firm in 1986 as Vice President concentrating in research and trading, and he was elected a principal of the firm in 1992.  In January of 2005, Mr. Kelly was promoted to Chief Investment Officer; he is a member of Merganser’s Management Committee.

Before joining Merganser, his experience included seven years at American Can Company, serving most recently as Director, Pension Investments, and four years as a financial analyst at Exxon Corporation.

Mr. Kelly is a Certified Public Accountant, holds the Chartered Financial Analyst designation and is a member of the CFA Institute, the Boston Security Analysts Society and the Boston Bond Analysts Society.  He has previously served as a member of the Investment Issues Committee of the Association of Private Pension and Welfare Plans and was a member of Pension Group East.

Jennifer K. Wynn, CFA

Vice President and Principal

Ms. Wynn joined the firm in 2000 and is responsible for research and trading in the credit sector. She also serves as Portfolio Manager on a number of accounts.  She was elected a principal of the firm in 2003.

Before joining Merganser, her experience included six years at Camp Dresser & McKee as a Water Resources Engineer, and nine years at American National Bank and Trust Company where she served as portfolio manager on Lehman Aggregate-indexed funds.

Ms. Wynn holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

Peter S. Kaplan, CFA

Vice President and Principal

Mr. Kaplan joined Merganser in 1986 and is responsible for the oversight of the asset-backed sector, including research, relative value analysis and trading in the sector. He also serves as Portfolio Manager for a number of accounts. He was elected a principal of the firm in 1996.

Prior to joining Merganser, Mr. Kaplan worked for SEI Corporation and managed the design, development and implementation of investment accounting systems. Prior to SEI Corporation, he worked at Interactive Data Corporation, where he developed investment applications for institutional investment managers.

Mr. Kaplan holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

Matthew R. Carson, CFA

Vice President and Principal

Mr. Carson joined the firm in 2002 and is responsible for research and trading in the asset-backed and agency sectors.  He also serves as Portfolio Manager on a number of accounts.  Mr. Carson was elected a principal of the firm in 2005.

Previously, Mr. Carson was an Investment Banking associate with Merrill Lynch & Co.  Prior to this, he spent four years at General Electric in Six Sigma and corporate finance roles.  He also traded index derivatives with Hull Trading Co.

Mr. Carson holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

Dunham Corporate/Government Bond Fund

Seneca Capital Management LLC (“Seneca”), an investment management firm located at 909 Montgomery Street, 5th Floor, San Francisco, California, 94133, founded in 1989, serves as the Sub-Adviser to the Dunham Corporate/Government Bond Fund.  Phoenix Investment Partners, Ltd. Owns 100% of Seneca.  As of December 31, 2005, Seneca had approximately$10.6 billion in assets under management for a national and international client base including individuals and institutions.

Seneca’s investment process consists of analyzing and evaluating the entire spectrum of fixed-income securities.  Portfolio duration is targeted in narrow bands around fixed-income benchmark duration.  Returns are enhanced by inclusion of the non-investment grade and/or non-U.S. securities on an opportunistic basis.  The selection of individual securities for purchase or sale is dependent on both internal research and analysis of published data.  Value is added in four ways: disciplined interest rate anticipation, sector rotation, issue selection and trading opportunities.

The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Fund is Albert Gutierrez.

Albert Gutierrez, CFA, CIO

Chief Investment Officer, Fixed Income

Prior to joining Seneca as Chief Investment Officer of Fixed Income Assets, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management where he was responsible for $75 billion in client assets.  He held a similar role at Conseco Capital for twelve years prior to that assignment.  His portfolio management experience is broad, and includes total rate of return mandates in all fixed-income sectors, collateralized debt obligations, and specialized and structured mandates.  He began his career on Wall Street, where he held successive roles in credit research, systems design and trading.

Mr. Gutierrez holds a degree in Economics from the Wharton School and is a Chartered Financial Analyst.

Dunham High-Yield Bond Fund

PENN Capital Management, The Libertyview Building, Suite 210, 457 Haddonfield Road, Cherry Hill, NJ 08002, serves as the Sub-Adviser for the High Yield Bond Fund.  PENN’s core business is fundamental, bottom up research on the universe of high yield and small capitalization companies.  PENN’s twelve-member investment team is responsible for understanding a company’s entire capital structure. The style seeks to preserve investors’ principal, while providing a high level of current income. The style invests primarily in single-B rated high yield bonds, consisting of 100% cash-paying, publicly-traded corporate bonds with a preference for senior debt in a corporation’s capital structure. The style will also seek undervalued high yield bonds for potential gains based on capital appreciation. The style intends to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities. PENN maintains a discipline of selling a security if it falls 10% from cost, liquidity permitting. As of December 31, 2005, Penn had approximately $2.58 billion under management.

Bond selection for the Dunham High-Yield Bond Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham High-Yield Bond Fund are Richard A. Hocker and J. Paulo Silva.

Richard A. Hocker, CIO

Founder and Chief Investment Officer

Mr. Hocker serves as the Chief Investment Officer of PENN Capital Management. Mr. Hocker has over 30 years of institutional investment experience with both PENN and Delaware Investment Advisers (DIA). Since inception of the firm in November 1987, Mr. Hocker has served as Chief Investment Officer and Senior Portfolio Manager guiding policy development and the future direction of PENN’s high yield bond and equity strategies. During his tenure at DIA (1977-1987), Mr. Hocker launched and managed one of the first high yield mutual funds, the Delchester High Yield Bond Fund. Mr. Hocker also managed a number of the nation’s first institutional high yield pension investors, including General Motors, State of Vermont Teachers Retirement Association, and Colorado Fire and Police. Prior to DIA, Mr. Hocker was head of Investment Division of Provident National Bank, a $3 billion regional bank, which is now part of PNC Bank.

Mr. Hocker is a 1964 graduate of Valley Forge Military Academy and currently serves as a Trustee Board Member. Additionally, Mr. Hocker is a member of the Executive Committee and Chairman of the Investment Committee. Mr. Hocker received both his BS in accounting and MBA in finance from the Kogood School of Business, American University.

J. Paulo Silva, CFA

Portfolio Manager and Principal

J. Paulo Silva joined PENN Capital Management as a research analyst in June 2002, and was promoted to portfolio manager and principal in 2004. During his MBA program in 2001, Paulo worked as an associate in the Mergers and Acquisitions department at Xcelecom (United Illuminating). Prior to graduate school, Paulo was a Project Manager with GZA GeoEnvironmental, Inc.  As a Portfolio Manager at PENN, Paulo’s responsibilities include covering Healthcare, Automotive, Technology, Chemicals, and Industrials. Mr. Silva received a BS in Civil Engineering, Summa Cum Laude, from Tufts University and an MBA from Yale School of Management.

Dunham Real Estate Stock Fund

ING Clarion Real Estate Securities (“Clarion”), 259 North Radnor-Chester Road, Suite 205, Radnor, Pennsylvania, 19087, is the Sub-Adviser to the Dunham Real Estate Stock Fund.  Clarion is an active equity investment adviser specializing in real estate securities portfolio for institutional and individual investors.  Clarion managed over $9.9 billion in assets as of December 31, 2005.  Clarion is an affiliate of ING Clarion Partners and a subsidiary of The ING Group of The Netherlands.

Clarion seeks total return through a combination of income and long-term growth of capital by investing primarily in income-producing equity securities of companies principally engaged in the U.S. real estate industry.  By combining bottom-up fundamental research of companies with a research driven top-down asset allocation, Clarion seeks to deliver total return by identifying good individual company value and by repositioning portfolios to be invested in companies with the best property types and geographic regions based on current real estate market conditions.

The Fund is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Fund is T. Ritson Ferguson.

T. Ritson Ferguson, CFA

Managing Director and Chief Investment Officer

Mr. Ferguson provides oversight of the firm’s operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Mr. Ferguson has been with Clarion since 1993 and has been acting as the Managing Director and Chief Investment Officer since November 1998.  Previously with Radnor Advisers and Trammell Crow Company from 1988 to 1993, he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate.  Mr. Ferguson is an honors MBA graduate of Wharton School (University of Pennsylvania) and from Duke University with a BS in Computer Science/Economics.  He is a member of the Society of Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR) and is a Chartered Financial Analyst charter holder.

Dunham Appreciation & Income Fund

Calamos® Advisers LLC (“Calamos”), 1111 East Warrenville Road, Naperville, Illinois, 60563, is the Sub-Adviser to the Dunham Appreciation & Income Fund.  Calamos and its predecessor companies have specialized in security research and money management since 1977.  Calamos managed approximately  $48.8 billion as of December 31, 2005.

Calamos invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  Calamos research/investment process consists of four major steps: credit analysis, equity analysis, convertible analysis and overall portfolio analysis.  Focusing on the main value drivers in the marketplace, most notably, long-term sustainable earning power and cash flow return on capital, the management team strives to create a portfolio with a reasonable risk/reward trade-off.

Stock selection for the Dunham Appreciation & Income Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Appreciation & Income Fund are co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA.

John P. Calamos, Sr.

Chairman, CEO, President and Co-Chief Investment Officer

John P. Calamos, Sr. founded Calamos in 1977.  He specializes in investment research and portfolio management of convertible securities, using convertibles and hedging techniques designed to control risk and stabilize the asset base during volatile market periods.  Mr. Calamos received his undergraduate degree in Economics and an MBA in Finance from the Illinois Institute of Technology.  Mr. Calamos has nearly 30 years experience in the industry.

Nick P. Calamos, CFA

Sr. EVP, Head of Investments and Co-Chief Investment Officer

Nick P. Calamos oversees research and portfolio management for Calamos.  Since joining Calamos in 1983, his experience has centered on convertible securities investment.  Nick P. Calamos has been instrumental in developing the Calamos Convertible Research System (CCRS), a sophisticated, proprietary research system that monitors and scans the entire convertible market for the best available investment opportunities.  He received his undergraduate degree in Economics from Southern Illinois University and an MS in Finance from Northern Illinois University.  A Chartered Financial Analyst, Nick P. Calamos is a member of the Investment Analysts Society of Chicago.

Dunham International Stock Fund

Neuberger Berman Management Inc. (“NB”), located at 605 Third Avenue, New York, New York 10158, is the Sub-Adviser to the Dunham International Stock Fund.  NB is a New York corporation and a wholly owned subsidiary of Neuberger Berman Inc., also a New York corporation, which, in turn, is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., located at 745 Seventh Avenue, New York, NY 10019.  NB had approximately  $148.9 billion in assets under management as of December 31, 2005.  NB manages equity, fixed income, tax-free and money market mutual funds, including the Neuberger Berman International Fund, which is an all-cap value fund, with an investment objective of long-term capital growth.

NB invests primarily in developed foreign markets using a value-oriented investment approach. NB uses a decision process that includes segmenting over 7,000 companies into industry groups.  Through detailed bottom-up analysis, NB identifies quality companies that are undervalued relative to their global peers.  Using on-going rigorous fundamental analysis, NB attempts to identify the best opportunities and constructs a portfolio based on strict buy and sell targets.

Mr. Benjamin Segal is primarily responsible for the day-to-day management of the Dunham International Stock Fund

Benjamin Segal

Managing Director, Vice President, and Portfolio Manager

Benjamin Segal joined the firm in 1999 and has been the manager since November 2003. Prior to that he was a co-manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

Dunham Large Cap Value Fund

C.S. McKee, L.P., a 100% employee owned firm located at One Gateway Center, 8th Floor, Pittsburgh, Pennsylvania, 15222, founded in 1931, serves as the Sub-Adviser to the Dunham Large Cap Value Fund.  A team of six individuals averaging over 15 years of investment experience makes investment decisions.  As of December 31, 2005, C.S. McKee, L.P. had approximately  $4.97 billion in assets under management.

C.S. McKee, L.P. uses an active bottom-up stock selection process for investing in large cap value stocks, emphasizing those believed to be statistically undervalued while exhibiting attractive earnings dynamics.  The firm’s analysts screen each industry using a combination of fundamental, technical, and risk assessment models.

Stock selection for the Dunham Large Cap Value Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Large Cap Fund are Gregory M. Melvin and Robert A. McGee.

Gregory M. Melvin, CFA, CFP

Executive Vice President and Chief Investment Officer

Mr. Melvin, who joined C.S. McKee in 2000, is the Chairman of the Investment Policy Committee.  He has the overall responsibility for client portfolios and the investment process at C.S. McKee.  Prior to joining C.S. McKee, Mr. Melvin was president and chief investment officer of Dartmouth Capital Advisors, Inc., an institutional investment management firm he founded in 1995.  Mr. Melvin spent the previous 15 years managing investments at Federated Investors, serving as vice president, senior portfolio manager and member of the Investment Policy Committee for asset allocation funds.  Mr. Melvin has over 20 years of investment research and portfolio management experience.  A Chartered Financial Analyst charter holder and Certified Financial Planner, Mr. Melvin holds an MBA in finance from Harvard Business School and a BA in Math and Economics from Dartmouth College.

Robert A. McGee, CFA

Senior Vice President and Portfolio Manager, Equities

Mr. McGee, who joined C.S. McKee in 2000, is responsible for portfolio management of core and value equity portfolios.  Prior to joining C.S. McKee, Mr. McGee was vice president and chief investment officer of the $1.2 billion First Commonwealth Trust Company in Indiana.  A Chartered Financial Analyst charter holder, Mr. McGee holds an MBA from Carnegie-Mellon University’s Graduate School of Industrial Administration and a BSBA in Finance from Indiana University of Pennsylvania.

Dunham Small Cap Value Fund

Babson Capital Management LLC (“Babson Capital”), Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, founded in 1940, serves as the Sub-Adviser to the Dunham Small Cap Value Fund.  Babson Capital began managing domestic equity accounts for U.S. clients in 1940.  In 1995, Babson Capital became an independent subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).  As of December 31, 2005, Babson Capital had approximately $92.3 billion in assets under management.

Babson Capital uses a fundamental bottom-up stock selection process with an investment time horizon of 3 to 5 years.  Babson Capital invests in a diversified portfolio of equity securities of small companies generally having the following characteristics: (i) sustainable competitive advantage, (ii) strong management, (iii) long product cycle, (iv) pricing flexibility, and (v) smallness as a competitive advantage.  Targeted companies are expected to have high-sustained return on investment with above average earnings per share.

Mr. Daniel J. Goldfarb is primarily responsible for the day-to-day management of the Dunham Small Cap Value Fund.

Daniel J. Goldfarb, CFA

Managing Director, Portfolio Manager

Dan Goldfarb is head of the firm’s Small Cap Core Growth Team and is responsible for co-managing the Micro Cap Core, Small Cap Growth and Small Cap Core strategies.  He also serves as an equity analyst for these strategies.  Dan has over 19 years of investment experience.  Prior to joining Babson Capital in 1995, Dan worked at Drexel Burnham Lambert, Smith Barney and Wilmington Trust.  Dan has covered financial institutions for his entire career plus several additional industries including telecom (10 years), electric utilities (10 years), and REITs (five years).  He holds a B.A. from Hobart College and an M.B.A. from Vanderbilt University.  Dan is also a member of the CFA Institute and Treasurer of the Bank Analyst Association of Boston.

Dunham Large Cap Growth Fund

Baring Asset Management, Inc. (“Baring”), Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, serves as the Sub-Adviser to the Dunham Large Cap Growth Fund.  Baring is a global asset management firm headquartered in London with major investment offices in Boston, Hong Kong, and Tokyo.  The U.S. equity management team, based in Boston, covers ten (10) underlying sectors within the U.S. Equity market, with various team members specializing in the respective sectors.  Baring is a subsidiary of The ING Group of The Netherlands.  As of December 31, 2005, Baring had approximately  $34.8 billion in assets under management.

Baring invests primarily in large capitalization growth stocks.  Baring seeks to find and exploit undervalued and unrecognized growth opportunities and to invest before that growth is reflected in prices.  Baring uses the following four-step process to select holdings for the portfolio: (i) screening – proprietary models screen for growth and valuation characteristics, (ii) fundamental analysis – identify investable themes, analyze industry and company fundamentals, confirmation of valuation characteristics obtained through initial screening and procedure, (iii) portfolio construction – evaluate relative return potential, tailor risk through stock and sector weightings, and (iv) implementation – efficient trade execution.

Mr. Sam Rahman is primarily responsible for the day-to-day management of the Dunham Large Cap Growth Fund.

Sam Rahman, CFA

U.S. Equity Investment Manager - Boston

Mr. Rahman joined the U.S. Equity Team in 1997 and is a member of the Global Healthcare Sector Team and the Head of Global Consumer Staples sector.  He joined Baring Asset Management in London in 1993 as a graduate trainee.  In 1994, Mr. Rahman spent a year working at Baring Asset Management’s Hong Kong office as a research assistant.  On returning to London in 1995, Mr. Rahman joined the Strategic Policy Group to provide research support and work on a project that has since evolved into Baring Asset Management’s Global Sector Teams initiative.  Mr. Rahman received a First Class (Honors) Bachelor’s degree in Chemical Engineering from University College London and an MBA from the Management School of Imperial College, London.  He received his Chartered Financial Analyst designation in 1997.

Dunham Emerging Markets Stock Fund

Van Eck Associates Corporation (“Van Eck”), 99 Park Avenue, 8th Floor, New York, New York, 10016, serves as the Sub-Adviser to the Dunham Emerging Markets Fund.  Van Eck is a privately owned company.  As of December 31, 2005, Van Eck had approximately $2.535 billion in assets under management.

Van Eck invests in emerging markets stocks located primarily in Latin America, Asia (excluding Japan), Eastern Europe and Africa.  Van Eck uses a “growth at a reasonable price” approach to investing.  The companies in the portfolio are projected to have a higher return on equity relative to that of similar companies.  Van Eck uses a top-down approach for regional asset allocation to help control risk.  A bottom-up approach is then used to find stocks with projected high, sustainable growth rates that are trading at reasonable valuation levels.

Mr. David A. Semple is primarily responsible for the day-to-day management of the Dunham Emerging Markets Stock Fund.

David A. Semple

Portfolio Manager, Director

Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser’s funds investment management teams. He has accumulated 15 years of experience in the investment business, being engaged as a manager and an analyst.  Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

Dunham Small Cap Growth Fund

Pier Capital, LLC (“Pier Capital”), 263 Tresser Blvd., 10th Floor, Stamford, Connecticut, 06901, established in 1987, serves as the Sub-Adviser to the Dunham Small Cap Growth Fund.  Pier Capital, formerly known as SEB Asset Management America Inc. (SEB), had  $740 million in assets under management as of December 31, 2005.

Pier Capital focuses on small cap growth companies with a market capitalization typically in the $100 million to $2 billion range that exhibit a long-term sustainable business model.  Companies in the portfolio are generally exhibit: (i) strong company financials, (ii) some level of barrier to entry, and (iii) focused management.  Targeted companies are expected to grow top and bottom-line at 15% or more for the next several years.  Pier Capital expects to invest in these companies at a discount to their growth rate.

Stock selection for the Dunham Small Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Small Cap Growth Fund are Jan. E. Parsons and Vinay Ved.

Jan E. Parsons

Partner, Chief Investment Officer

Mr. Parsons has been with Pier Capital, formerly SEB, since 1987 as the Chief Equity Investment Officer.  From 1985 to 1987, he was a salesman at Enskilda Securities, London.  Prior to that, he was a financial analyst with Sirius Insurance Company, Ltd., Stockholm.  He received a Civilekonom degree (equivalent to an MBA) from the University of Stockholm.

Vinay Ved

Partner, Chief Portfolio Manager

Mr. Ved joined Pier Capital, formerly SEB, in 1994, as Senior Investment Manager.  Prior to joining SEB, he served as Assistant Vice President/Equity Analyst of Kidder Peabody Investment Management from 1992 until 1994; as manager for Citicorp Investments from 1991 until 1992; and as an analyst for Lipper Analytical Services from 1988 until 1991.  Mr. Ved received his BA from University of Bombay in 1985 and his MBA from PACE University in 1988.

Portfolio Managers

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Valuation of Fund Shares

Each Fund’s net asset value (“NAV”) for each class of shares is calculated on each day that the New York Stock Exchange is open.  The NAV is the value of a single share of a Fund.  The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time.  The NAV is determined by subtracting the total of a Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding.  The value of a Fund’s total assets is generally based on the market value of the securities that the Fund holds.  Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Certain short-term securities are valued on the basis of amortized cost. If market values are not available, the Adviser will determine the fair value of securities using procedures that the Board of Trustees has approved.  The Adviser also may fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange.  In those circumstances where a security’s price is not considered to be market indicative, the security’s valuation may differ from an available market quotation.

The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of the Fund.  In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Trust’s Board of Trustees.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The  Board of Trustees of the Trust has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive.  A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

Each Fund will apply these policies and procedures uniformly to all Fund shareholders. Although each Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

Your Account

Types of Account Ownership

You may buy shares of a Fund at the Fund’s NAV, next determined after you place your order.  If you are making an initial investment in the Funds, you will need to open an account.  You may establish the following types of accounts:  Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

•      Individual or Joint Ownership.  One person owns an individual account while two or more people own a joint account.  We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners.  However, we will require each owner’s medallion signature guarantee for any transaction requiring a medallion signature guarantee.

•      Custodial Accounts.  A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•      Trust.  A trust can open an account.  You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

•      Business Accounts.  Corporations, partnerships and other legal entities also may open an account.  A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans also may be tax deductible.  The types of tax-deferred accounts that may be opened are described below.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

•      Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan.  Your financial consultant can help you determine if you are eligible.  Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying spouse.

•      Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.  In addition, IRA holders’ age 50 or older may contribute $500 a year more than these limits.

•      Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s).  A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

•      Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

•      Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18.  Contributions are also allowed on behalf of children with special needs beyond age 18.  Distributions are generally subject to income tax if not used for qualified education expenses.

Purchasing Fund Shares

Receipt of Orders

Shares may only be purchased on days the Funds are open for business.  Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

Minimum Investments

For Class C shares, the initial minimum investment amount for regular accounts is $5,000, and for tax-deferred accounts is $2,000.  The minimum subsequent investment is $100. An account fee of $15 annually will be charged for all non-retirement accounts with a balance below $2,500. The account fee will not be charged if the balance falls below $2,500 due solely to depreciation of the investment. The fee is waived if your total investment amount in all Funds combined is $50,000 or more.

Methods of Buying

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund’s shares. If you have elected “Telephone Privileges” on a Fund, you may call that Fund (toll-free) at 1-800-442-4358 to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See “Exchanging Shares.”

If you have elected “Telephone Privileges” by completing the applicable section of the Account Application Form, call the Fund (toll-free) at 1-800-442-4358 to place your order.  You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase is $100.

By Mail

Make your check payable to “Dunham Funds.” Forward the check and your application to the address below.  No third party checks will be accepted.  If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail/Overnight Delivery: Dunham Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check.  Make your check payable to “Dunham Funds.” Forward the check and stub to the address below:

By Regular Mail/Overnight Delivery: Dunham Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

NOTE:  The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

Forward your application to the address below.  Call (toll-free) 1-800-442-4358 to obtain an account number.  Wire funds using the instructions to the right.

By Regular Mail/Overnight Delivery: Dunham Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Notify the Fund of an incoming wire by calling (toll-free) 1-800-442-4358.  Use the following instructions:

First National Bank

Omaha, NE 68102

ABA#  104000016

Credit:  “name of fund”

DDA # 110190871

FBO:   (name of Fund)

            (class)

            (name/title on the account)

            (account #)

Neither the Funds nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account using one of the previous methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Funds (toll-free) at 1-800-442-4358.

Additional investments (minimum of $100) will be taken from your checking account automatically monthly or quarterly.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

Redemption of Shares

You have the right to sell (“redeem”) all or any part of your shares.  Selling your shares in a Fund is referred to as a “redemption” because the Fund buys back its shares.  We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order.  See “Payment of Redemption Proceeds” for further information.

Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Funds by telephoning the Funds at 1-800-442-4358 between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

•      have declined or canceled your telephone investment privilege;

•      wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

•      must provide supporting legal documents such as a medallion signature guarantee for redemption requests by corporations, trusts and partnerships; or

•      wish to redeem from a retirement account.

By Mail

If you are redeeming shares, you may send your redemption request to:

Dunham Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

You must include the following information in your written request:

•      a letter of instruction stating the name of the Fund, the number of shares you are redeeming, the names in which the account is registered and your account number;

•      other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

•      a medallion signature guarantee, if necessary.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

•      your account number

•      the Fund which you are redeeming from

•      the dollar or share amount of the transaction

•      for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

•      any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information.

By Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan.  Call the Fund (toll-free) at 1-800-442-4358 to obtain information on how to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $100 per period.  Note that this plan my deplete your investment and affect your income or yield.

Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services.  The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received.  Please consult a representative of your plan or financial institution for further information.

Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.  “Good Order” means your letter of instruction includes:

•      The name of the Fund

•      The number of shares or the dollar amount of shares to be redeemed

•      Signatures of all registered shareholders exactly as the shares are registered

•      The account number

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.  You may receive the proceeds in one of three ways:

1.    We can mail a check to your account’s address.  Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order, however your request may take up to seven days to be processed if making immediate payment would adversely affect the Fund. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.    We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.    For a $15 fee, which will be deducted from your redemption proceed; we can transmit the proceeds by wire to a pre-authorized bank account.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  This procedure is intended to protect the Funds and their shareholders from loss.

The Fund’s transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations:

•      If you change ownership on your account

•      When you want the redemption proceeds sent to a different address than that registered on the account

•      If the proceeds are to be made payable to someone other than the account’s owner(s)

•      Any redemption transmitted by federal wire transfer or EFT to a bank other than your bank of record

•      If a change of address request has been received by the Transfer Agent within the last 15 days

•      For all redemptions of $50,000 or more from any shareholder account

A medallion signature guarantee assures that a signature is genuine.  The medallion signature guarantee protects shareholders from unauthorized account transfers.  The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide a medallion signature guarantee.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Fund (toll-free) at 1-800-442-4358 before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-800-442-4358 before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

•      Vary or waive any minimum investment requirement.

•      Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•      Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

•      Redeem all shares in your account if your balance falls below the Fund’s minimum.  If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•      Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•      Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•      Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•      Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•      Reject any purchase, redemption or exchange request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, the Funds’ Transfer Agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.  The Funds’ Transfer Agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds’ Transfer Agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund (toll-free) at 1-800-442-4358 for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Funds’ transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under “Methods of Buying.”

In an effort to minimize costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-800-442-4358 to request individual copies of these documents.  The Funds will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

Exchanging Shares

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Funds’ Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, Dunham & Associates Investment Counsel, Inc. (or the “Distributor”) and the Funds’ Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine.  Calls may be recorded.  If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.  For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine.  If this occurs, we will not be liable for any loss.  The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Money Market Exchanges

You may exchange all or a portion of your shares in a Fund for shares of the Treasury Obligations Portfolio-Investor Class (the “Money Market Fund”) at their relative net asset values and you also may exchange back into a Fund without incurring any charges or fees.  Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the section entitled “Minimum Investments” of this Prospectus.  Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling 1-800-442-4358.  The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase.  When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange.  When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

Limitations on Exchanges

The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders.  Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers.”  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of any investor who uses the exchange privilege more than six times during any twelve month period, or, in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders.  In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

Anti-Money Laundering and Customer Identification Programs

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government – issued documentation certifying the existence of the person, business or enterprise.

Distribution of Fund Shares

Distributor

In addition to serving as Adviser to the Funds, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds.  Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Funds are offered on a continuous basis.

Plan of Distribution

With respect to each Fund’s Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that each Fund will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% for Equity Funds and 0.50% for Fixed-Income Funds of the average daily net assets attributable to Class C shares of the Funds.  In addition, up to 0.25% of average daily net assets attributable to Class C shares may be paid to the Distributor or other entities for shareholder services.  The fee is treated by each Fund as an expense in the year it is accrued.  Because the fee is paid out of each Fund’s assets attributable to Class C shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Funds’ Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

Distributions

As a shareholder, you are entitled to your share of the Funds’ net income and capital gains on its investments.  Each Fund passes substantially all of its earnings along to its investors as distributions.  When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend.  A Fund realizes capital gains when it sells securities for a higher price than it paid.  When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution.  Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•      Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•      Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Funds distribute dividends and capital gains annually, if any.  These distributions will typically be declared in November or December and paid in November or December.  The IRS requires you to report these amounts on your income tax return for the year declared.

Dividends attributable to the net investment income of the Dunham Short-Term Bond Fund and Dunham Corporate/Government Bond Fund will be declared monthly and paid monthly.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash.  If you wish to change the way in which you receive distributions, you should call 1-800-442-4358 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider.  The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.  Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund.

Taxes on Distributions

You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions.  Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund.  Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains.  All other distributions, including short-term capital gains, will be taxed as ordinary income.  The Fund sends detailed tax information to its shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges

If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain.  Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

Avoid “Buying a Dividend”

Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•      Provide your correct social security or taxpayer identification number,

•      Certify that this number is correct

•      Certify that you are not subject to backup withholding, and

•      Certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of each Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for each Fund has been derived from the financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s October 31, 2005 annual report, which is available upon request.

From Commencement of Operations* Through October 31, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham	Dunham
	Short-Term	Government	High Yield	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Class C:
Net asset value, beginning of period	$ 10.00	$ 13.90	$ 10.00	$ 18.51	$ 8.95	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)**	0.12	0.23	0.12	(0.04)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(0.17)	(0.29)	(0.17)	1.38	0.11	0.94
Total income (loss) from investment operations	(0.05)	(0.06)	(0.05)	1.34	0.00	0.81
Less distributions:
Distributions from net investment income	(0.13)	(0.23)	(0.13)	0.00	0.00	0.00
Net asset value, end of period	$ 9.82	$ 13.61	$ 9.82	$ 19.85	$ 8.95	$ 13.28

Total return +	(0.54)%	(0.42)%	(0.53)%	7.24%	0.00%	6.49%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 13,194	$ 11,102	$ 2,498	$ 1,940	$ 4,179	$ 6,006
Ratios of expenses to average net assets:
Before advisory fee waivers***	2.20%	2.22%	3.47%	3.51%	3.22%	3.02%
After advisory fee waivers***	2.20%	2.19%	3.47%	3.51%	3.22%	3.02%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	1.34%	1.82%	3.71%	(0.25)%	(1.36)%	(1.12)%
After advisory fee waivers***	1.34%	1.85%	3.71%	(0.25)%	(1.36)%	(1.12)%
Portfolio turnover rate	201%	358%	20%	97%	92%	135%

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High Yield Bond, which commenced operations on July 1, 2005.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

From Commencement of Operations* through October 31, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Class C:
Net asset value, beginning of period	$ 11.00	$ 12.59	$ 4.63	$ 13.93	$ 14.81
Income (loss) from investment operations:
Net investment loss**	(0.07)	(0.27)	(0.08)	(0.14)	(0.38)
Net realized and unrealized gain (loss)	0.92	(0.42)	0.38	3.11	1.04
Total income (loss) from investment operations	0.85	(0.69)	0.30	2.97	0.66
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.85	$ 11.90	$ 4.93	$ 16.90	$ 15.47

Total return +	7.73%	(5.48)%	6.48%	21.32%	4.46%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,582	$ 4,296	$ 7,849	$ 2,519	$ 4,575
Ratios of expenses to average net assets:
Before advisory fee waivers***	2.75%	3.27%	2.82%	3.94%	3.10%
After advisory fee waivers***	2.67%	3.27%	2.68%	3.94%	3.10%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	(0.77)%	(2.46)%	(2.00)%	(0.97)%	(2.85)%
After advisory fee waivers***	(0.69)%	(2.46)%	(1.86)%	(0.97)%	(2.85)%
Portfolio turnover rate	32%	42%	118%	65%	197%

*All Funds commenced operations on December 10, 2004.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

Privacy Policy

Privacy Statement

The Funds recognize and respect the privacy of each of their investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•      Account applications and other required forms,

•      Written, oral electronic or telephonic communications, and

•      Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This Privacy Statement does not constitute part of the Prospectus.

For More Information

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The Statement of Additional Information (“SAI”) of the Funds provides more details about the Funds’ policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

1-800-442-4358

By Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Website:

www.dunham.com

Through the SEC:

You may review and obtain copies of the Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Manager Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Administrator Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191
Transfer Agent Gemini Fund Services, LLC 4020 South 147th Street Omaha, NE 68137	Custodian Bank of New York One Wall Street, 25th Floor New York, NY 10286	Fund Counsel Blank Rome LLP 405 Lexington Avenue New York, NY 10174

Investment Company Act File Number 811-08037

Prospectus

February 28, 2006

The Dunham Funds – Class N Shares

Dunham Short-Term Bond Fund                                            DNSTX

Dunham Corporate/Government Bond Fund                        DNCGX

Dunham High Yield Bond Fund                                              DNHYX

Dunham Real Estate Stock Fund                                          DNREX

Dunham Appreciation & Income Fund                                  DNAIX

Dunham International Stock Fund                                          DNINX

Dunham Large Cap Value Fund                                            DNLVX

Dunham Small Cap Value Fund                                             DNSVX

Dunham Large Cap Growth Fund                                          DNLGX

Dunham Emerging Markets Stock Fund                               DNEMX

Dunham Small Cap Growth Fund                                          DNDGX

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

1-800-442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Dunham Funds Prospectus, February 28, 2006

Overview
The Adviser
The Funds – Investment Objective / Principal Investment Strategies/Performance of the Fund
Dunham Short-Term Bond Fund
Dunham Corporate/Government Bond Fund
Dunham High Yield Bond Fund
Dunham Real Estate Stock Fund
Dunham Appreciation & Income Fund
Dunham International Stock Fund
Dunham Large Cap Value Fund
Dunham Small Cap Value Fund
Dunham Large Cap Growth Fund
Dunham Emerging Markets Stock Fund
Dunham Small Cap Growth Fund
Principal Risks of Investment
Portfolio Holdings
Fees and Expenses
Example
Management of the Funds
Investment Adviser
Sub-Advisers
Portfolio Managers
Valuation of Fund Shares
Frequent Purchases and Redemptions of Fund Shares
Your Account
Types of Account Ownership
Tax-Deferred Accounts
Purchasing Fund Shares
Receipt of Orders
Minimum Investments
Methods of Buying
Redemption of Shares
Methods of Redemption
Payment of Redemption Proceeds
Medallion Signature Guarantees
General Transaction Policies
Exchanging Shares
Exchange Privilege
Money Market Exchanges
Limitations on Exchanges
Anti-Money Laundering and Customer Identification Programs
Distribution of Fund Shares
Distributor
Distributions
Federal Tax Considerations
Taxes on Distributions
Taxes on Sales or Exchanges
Avoid “Buying a Dividend”
Backup Withholding
Financial Highlights
Privacy Policy
For More Information
Statement of Additional Information
Annual and Semi-Annual Report

Overview

This Prospectus describes the investment objectives, principal investment strategies and principal risks of the Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund (collectively, the “Funds” and each, a “Fund”).  These eleven Funds form a separate series of the AdvisorOne Funds (the “Trust”).  Each Fund offers two classes of shares, Class C shares and Class N shares.  This prospectus relates only to the Funds’ Class N shares.  Some of the Funds may be considered non-diversified for purposes of federal mutual fund regulation, which means that they may invest in a smaller number of companies than diversified funds.  All of the Funds will, however, meet the diversification requirements for mutual funds under the federal tax laws.  You may find the following definitions useful as you read the description of each Fund.

This Prospectus does not constitute an offer to sell Fund shares in any state or jurisdiction in which the Fund is not authorized to conduct business.  No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this Prospectus or in the Statement of Additional Information.

DEFINITIONS:

Investment Objective  - A Fund’s investment objective is its ultimate, overriding goal.  It is the way in which the Fund defines itself amongst all other Funds.  There is a wide range of potential investment objectives.  There can be no assurance that any Fund will attain its investment objective.  You should think carefully about whether a Fund’s investment objective is consistent with your own objective for the money that you are contemplating investing in that Fund.  If it is not consistent with your objectives, you should consider another Fund.

Principal Investment Strategy - A Fund’s principal investment strategy is the primary means by which the investment adviser to the Fund seeks to attain its investment objective.  A strategy may, among other things, take the form of an undertaking on the part of the investment adviser to the Fund to invest primarily in certain types of securities such as stocks, bonds, or money market instruments, or to concentrate investments in a particular industry (e.g. technology, healthcare, energy) or group of industries.  Your financial consultant can assist you in understanding these strategies.

Principal Risks - The principal risks of a Fund are those potential occurrences that, in the judgment of the Fund’s investment adviser, have the greatest likelihood of disrupting, interfering with, or preventing the Fund from attaining its investment objective.  Your financial consultant can assist you in understanding these risks.

The Adviser

Each Fund has its own distinct investment objective, strategies and risks.  The Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (the “Adviser”), under the supervision of the Board of Trustees, is responsible for constructing and monitoring the investment objective and principal investment strategies of each Fund.  Each Fund invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with the Fund’s investment objective and style.   The potential risks and returns of a Fund vary with the degree to which the Fund invests in a particular market segment and/or asset class.

The Adviser believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm to manage the assets of all Funds.  This approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of Sub-Advisers with complementary investment approaches.  This is particularly important for the non-diversified Funds, which incur greater issuer risk as they invest in fewer securities than diversified Funds.  The Adviser intends to manage the Funds by selecting one Sub-Adviser to manage distinct segments of a market or asset class for each Fund based upon the Adviser’s evaluation of the Sub-Adviser’s expertise and performance in managing the appropriate asset class.  The Adviser monitors each Sub-Adviser for adherence to the respective Fund’s specific investment objective, policies and strategies.  The Trust has applied for exemptive relief with the Securities and Exchange Commission (“SEC”) to permit the Adviser, with Board approval, to replace any Sub-Adviser without shareholder approval, as circumstances warrant.  There is no guarantee that the SEC will grant the relief requested.

THE FUNDS

Dunham Short-Term Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Short-Term Bond Fund is to seek both a high level of current income and preservation of capital.  The Fund seeks to achieve its investment objective by investing in short- and intermediate-term, investment-grade fixed-income instruments.  The Fund expects to maintain an average credit quality rating of “A” or better as rated by Standard & Poor’s (S&P) in its portfolio, but may go below that rating from time to time.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Short-Term Bond Fund, under normal market conditions, invests at least 80% of its net assets in “investment-grade” (rated BBB- or higher by S&P or Baa3 or higher by Moody's or comparably rated by another nationally recognized statistical rating organization “NRSRO”) fixed-income securities, including short- and intermediate-term corporate bonds, mortgage- and asset-backed bonds, U.S. government and agency bonds, or in unrated fixed-income securities that the Sub-Adviser determines to be of comparable quality.  The Fund’s dollar-weighted average effective maturity will normally be three years or less and the weighted average effective duration normally will not exceed 2 ½ years. The Fund may invest up to 25% of its assets in adjustable rate securities, such as variable rate notes, subject to the 15% limit on illiquid securities.

Under general supervision of the Adviser, the Sub-Adviser actively manages the portfolio and structures asset allocation along a short-term horizon, generally with an average duration of 1 ½ years to 2 ½ years.

The Fund invests in securities generally having the following characteristics:

•      U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds, as distinguished from U.S. government agency securities. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

•      U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them. The portfolio also may include government-related securities and certificates issued by financial institutions or broker-dealers representing so-called

____________

Average effective maturity: an average of the stated maturities of the bonds held by the fund, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at maturity.

Duration: a measure of an investment’s “interest rate risk”, or how sensitive an investment or the fund’s portfolio may be to changes in interest rates.  Generally, the longer a fund’s duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

“stripped” U.S. government securities, securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

•      Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

•      Asset-Backed Securities - Asset-backed securities are bonds that are based on underlying pools of assets.  A special purpose trust or instrument is set up which takes title to the assets and the cash flows are "passed through" to the investors in the form of an asset-backed security.  The types of assets that can be "securitized" include a wide range of consumer, business and industrial receivables.

•      Yankee Bonds - Foreign bonds issued in the U.S. for purchase by U.S. citizens or institutions, denominated in U.S. dollars.  These securities are backed by the full faith and credit of the foreign corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

•      When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

•      Repurchase Agreements - Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

•      Reverse Repurchase Agreements - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the Investment Company Act of 1940 (the “1940 Act”), the Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

•      Adjustable Rate Securities - The Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.  Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes.

The Sub-Adviser has the discretion to purchase money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For tactical or defensive purposes, the Sub-Adviser may engage in transactions involving the hypothecation or lending of securities up to the extent allowed by the securities laws.  The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Short-Term Bond Fund by showing changes in the performance of Class N Shares of the Dunham Short-Term Bond Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ended June 30, 2005) and the lowest return for a quarter was –0.55% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Short-Term Bond Fund Class N
return before taxes	0.71%	0.57%
return after taxes on distributions (1)	-0.07%	-0.16%
return after taxes on distributions and sale of Fund shares (1)	0.46%	0.07%
Merrill Lynch 1-3 Year Government/Corporate Bond Index (2)	1.76%	1.57%

(1)   After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)   The Merrill Lynch 1-3 Year Government/Corporate Bond Index is based upon publicly issued short-term corporate and government debt securities with maturities ranging between 1 and 3 years. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 13, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and  “Fees and Expenses” for important Fund-specific information.

Dunham Corporate/Government Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Corporate/Government Bond Fund is to seek current income and capital appreciation.  The Fund seeks to achieve its investment objective by making capital investments primarily in Treasuries, agencies, mortgage-backed securities, asset-backed securities and corporate fixed-income instruments.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Corporate/Government Bond Fund, under normal market conditions, invests at least 80% of its net assets in fixed-income instruments such as U.S. government bonds, U.S. corporate bonds, high yield bonds, Collateralized Mortgage Obligations, Eurodollars, index bonds, and asset-backed securities, unconstrained by debt ratings.  The Sub-Adviser also may invest up to 20% of the Fund’s net assets in derivatives, including credit default swaps and financial futures. Financial Futures include treasury note futures, bond futures, and Eurodollar futures. In addition, the Fund may invest in foreign government and foreign corporate bonds. While the Sub-Adviser may invest up to 40% of the Fund’s net assets in below investment grade bonds (rated BB or lower by S&P or comparably rated by another NRSRO) also known as “high-yield” or “junk bonds,” the Fund intends to maintain an average portfolio credit quality of investment grade.

Under general supervision of the Adviser, the Sub-Adviser actively manages the portfolio and structures asset allocation along an intermediate-term horizon, generally with an average duration of 3 ½ to 6 years.  The portfolio’s allocation to government, agency and mortgage-backed securities will generally range between 0% and 80%.  The portfolio’s allocation to corporate securities will generally range between 0% and 80%.  Allocation methods are based on historical patterns of risk and return and their management disciplines are biased toward defensive strategies that control downside risk while targeting superior long-term investment results.

Value is added through disciplined interest rate anticipation, sector rotation, issuer selection, and trading opportunities.  Interest rate anticipation is an investment process where the Sub-Adviser seeks to increase returns by opportunistically moving between long-term and short-term bonds based on a forecast of interest rates over a certain time horizon.  Sector rotation is an investment process where the Sub-Adviser seeks to increase returns by opportunistically switching from one sector to another, thereby seeking to earn returns in excess of those earned by buy-and-hold investors.  The entire spectrum of fixed-income securities is analyzed and evaluated for its potential to add value to the portfolio.  Returns are enhanced by inclusion of the non-investment grade and/or non-U.S. securities when the Sub-Adviser believes these types of securities are undervalued relative to other investment opportunities.  The selection of individual securities for purchase or sale is dependent on both internal research and analysis of published data.  On-line access to Wall Street analytical reports is extensively used along with company data, which is maintained and analyzed internally.  Issues selected are those that are undervalued relative to their sector and the market.  Value is also added through trading opportunities created by supply-demand imbalances and through execution.

The Fund invests in securities generally having the following characteristics:

•      U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds, as distinguished from U.S. government agency securities. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

•      U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them. The portfolio also may include government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities, securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

•      Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

•      Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Lower-Rated (Junk) Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

•      When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

•      Repurchase Agreements - Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

•      Reverse Repurchase Agreements - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

•      Credit Default Swaps - A specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. In turn, the insurer pays the insured the remaining interest on the debt, as well as the principal.  Swaps are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

•      Financial Futures - Financial futures are a liquid, low cost way to adjust the interest rate sensitivity of a bond portfolio. Since they are exchange traded, there is no counterparty risk and documentation is minimal. Positions are marked to market daily and collateral is exchanged according to the mark. Futures price movements closely approximate the movements of the underlying treasury securities.  Financial Futures are considered to be Derivatives, the risks of which are described below under “Derivatives Risk.”

•      Derivative Strategies/Risks - When the Sub-Adviser uses financial derivatives, such as financial futures and credit default swaps, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective. For tactical or defensive purposes, the Sub-Adviser may engage in transactions involving the hypothecation or lending of securities up the extent allowed by the securities laws. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Corporate/Government Bond Fund by showing changes in the performance of Class N Shares of the Dunham Corporate/Government Bond Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 2.67% (quarter ended June 30, 2005) and the lowest return for a quarter was  -0.85% (quarter ended September 30,2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Corporate/Government Bond Fund Class N
return before taxes	1.43%	1.36%
return after taxes on distributions (1)	0.20%	0.19%
return after taxes on distributions and sale of Fund shares (1)	1.02%	0.52%
Lehman Brothers Aggregate Bond Index (2)	2.43%	2.14%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Lehman Brothers Aggregate Bond Index is an unmanaged index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham High-Yield Bond Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham High-Yield Bond Fund is to provide a high level of current income, with capital appreciation as a secondary goal.  The Fund seeks to achieve its investment objective by investing in lower-rated and unrated, higher-risk corporate bonds.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham High-Yield Bond Fund, under normal market conditions, will invest at least 80% of its net assets in debt securities, preferred stocks, and convertible securities rated below investment grade (BB or lower by S&P or comparably rated by another NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality.

Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, the Sub-Adviser will attempt to reduce investment risk, but losses may occur.  The Fund potentially may invest in non-income producing securities, including defaulted securities and common stocks.  The Fund also may invest in stocks of companies in troubled or uncertain financial condition issued by both domestic and foreign issuers.

Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.  The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income. Investors should carefully assess the risks associated with an investment in the Fund.

For purposes of investing uninvested cash or otherwise for maintaining liquidity in the Fund’s portfolio while maintaining exposure to the high-yield market, the Dunham High Yield Bond Fund may invest in Targeting Return Index Securities (TRAINS) and CDXs of the Dow Jones CDX family of credit derivative indexes, such as the Dow Jones CDX North America High Yield Index, an index of high yield bonds.  This is not a principal investment strategy of the Fund and the Fund’s Sub-Adviser does not anticipate investing, under normal circumstances, more than 5% of the Fund’s net assets in TRAINS and CDXs.  Under extraordinary circumstances or for temporary defensive purposes, the Fund may invest as much as 20% of its net assets in such instruments.

Derivative Strategies.  The Dunham High Yield Bond Fund may implement from time to time, certain derivative strategies including investments with respect to TRAINS and CDXs to remain fully invested, to maintain liquidity, to increase total return, or for hedging or defensive purposes.  There can be no assurance that such strategies will be implemented, nor if they are, that they will be successful in limiting down side risk or for any other purposes.

The Fund invests in securities generally having the following characteristics:

•      Lower-Rated (Junk) Bonds – Convertible and non-convertible debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB or lower by S&P, or Ba or lower by Moody’s Investor Services, Inc., or that are not rated but are considered by the Sub-Adviser to be of similar quality).  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.  Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.  Changes in interest rates may adversely affect the market value of lower-rated bonds.

The Fund also may invest in other instruments generally having the following characteristics:

•      U.S. Government Securities - High-quality debt securities that are direct obligations of the U.S. government, such as Treasury bills, notes and bonds, as distinguished from U.S. government agency securities. These securities are backed by the full faith and credit of the United States as to the timely repayment of principal and interest.

•      U.S. Government Agency Securities - High-quality debt securities issued by U.S. government sponsored-entities and federally related institutions, such as the Federal National Mortgage Association and the Federal Farm Credit Bank. These securities are not direct obligations of the U.S. government and are supported only by the credit of the entity that issues them. The portfolio also may include government-related securities and certificates issued by financial institutions or broker-dealers representing so-called “stripped” U.S. government securities, securities issued by or on behalf of any state of the United States, a political subdivision agency or instrumentality of such state, or certain other qualifying issuers (such as municipalities and issuers located in Puerto Rico, the U.S. Virgin Islands or Guam), the interest on which is exempt from federal income tax.

•      Mortgage-Backed Securities - Securities backed by residential or commercial mortgages, including pass-through and collateralized mortgage obligations.  Mortgage securities may be issued by the U.S. government or by private entities.  For example, the Fund may invest in pools of mortgage loans, which are supported by (i) the full faith and credit of the U.S. Treasury through instrumentalities such as General National Mortgage Association (GNMA), (ii) the right of the issuer to borrow money from the U.S. Treasury such as the Federal National Mortgage Association (FNMA), (iii) only by the credit of the instrumentality issuing the obligation such as the Federal Home Loan Mortgage Corporation (FHLMC).

•      Investment-Grade Corporate Bonds - Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.  These securities are backed by the full faith and credit of the corporation issuing the fixed-income instrument as to the timely repayment of principal and interest.

•      Zero Coupon Securities - Debt securities that make no periodic interest payments but are sold at a deep discount from their face value. The bondholder does not receive interest payments, only the full face value at redemption on the specified maturity date. The owner of a zero-coupon bond owes income taxes on the interest that has accrued each year, even though the bondholder does not receive payment until maturity. Often these are stripped securities, which are offered as separate income or principal components of a debt instrument.

•      When-Issued and Forward Commitment Transactions - Purchases or sales of particular securities with payment and delivery taking place at a future date (perhaps one or two months later). When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the transaction takes place.

•      Repurchase Agreements - Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  The Adviser or Sub-Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

•      Reverse Repurchase Agreements - Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these   arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

•      Derivatives - The Dunham High-Yield Bond Fund may use derivative instruments, including TRAINS and CDXs.  Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index.  CDX such as the DJCDX North America High Yield Index is an investment vehicle that offers certain investors a diverse, liquid vehicle for initiating and maintaining exposure to the North American high yield credit market.  DJCDX North America High Yield Index is managed by Dow Jones Indexes and sponsored by JPMorgan and Morgan Stanley.  TRAINS (Targeting Return INdex Securities) Trust Series HY.NA High Yield Portfolio is a privately placed grantor investment trust which invests its assets in 68 equally weighted high yield bonds rated B3/B- or higher.  Derivatives involve special risks, which are discussed below under Principal Risks.

Derivatives Risk. When the Sub-Adviser uses financial derivatives such as TRAINS and CDXs, an investment in the Dunham High-Yield Bond Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that improper implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.  See “Principal Risks of Investment” below, for additional information about derivatives risk.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive purposes, the Sub-Adviser has the discretion to engage in transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

Because the Fund has recently commenced investment operations, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Real Estate Stock Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Real Estate Stock Fund is to maximize total return from capital appreciation and dividends. A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.  The Fund seeks to achieve its investment objectives by investing in income-producing equity securities of U.S. real estate companies.  The Fund is non-diversified for purposes of the 1940 Act.  The Fund’s investment objectives are non-fundamental policies and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Real Estate Stock Fund, under normal market conditions, invests at least 80% of its net assets in equity securities of companies principally engaged in the U.S. real estate industry.  Under general supervision of the Adviser, the Sub-Adviser, via an actively managed, concentrated portfolio generally consisting of approximately 25 to 30 securities, seeks to outperform a passive strategy using in-house knowledge and research of developing real estate market trends.

The Sub-Adviser seeks to find favorable real estate investment in the public markets through disciplined analysis.  The Sub-Adviser combines bottom-up fundamental research of companies with a research driven top-down asset allocation.  Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning portfolios to be invested in companies with the best property types and geographic regions based on current real estate market conditions.

The Fund has a non-diversified portfolio, meaning it can invest in the securities of fewer issuers than diversified portfolio funds at any one time; as a result, the gains or losses on a single stock may have a greater impact on the Fund’s share price.

The Fund invests in securities generally having the following characteristics:

•      Real Estate Investment Trusts (REITs), including equity REITs; mortgage REITs; and hybrid REITs - A REIT is a separately managed trust that makes investments in various real estate businesses.  An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders.  A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders.  A hybrid REIT combines the characteristics of equity and mortgage REITs.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objectives.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Real Estate Stock Fund by showing changes in the performance of Class N Shares of the Dunham Real Estate Stock Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 13.56% (quarter ended June 30, 2005) and the lowest return for a quarter was –8.52% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Real Estate Stock Fund Class N
return before taxes	9.93%	12.21%
return after taxes on distributions (1)	5.29%	7.73%
return after taxes on distributions and sale of Fund shares (1)	9.27%	9.01%
Dow Jones Wilshire Real Estate Securities Index (2)	14.05%	14.06%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index, which provides a broad measure of the performance of publicly traded real estate securities. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Appreciation & Income Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Appreciation & Income Fund is to maximize total return under varying market conditions through both current income and capital appreciation.  The Fund seeks to achieve its investment objective by investing in a diversified portfolio of convertible, equity and fixed-income securities.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Appreciation & Income Fund, under normal market conditions, invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  The Fund attempts to utilize these different types of securities to strike, the appropriate balance between risk and reward in terms of growth and income.

Under general supervision of the Adviser, the Sub-Adviser seeks to balance risk and reward over various market cycles using varying combinations of stocks, bonds and/or convertible securities.  The stock selection process consists of four major steps: credit analysis, equity analysis, convertible analysis and overall portfolio analysis.  Focusing on the main value drivers in the marketplace, most notably, long-term sustainable earning power and cash flow return on capital, the Sub-Adviser strives to create a portfolio with a reasonable risk/reward trade-off.  As market conditions change, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time.  At some points in a market cycle, one security type (i.e. common stocks) may make up a substantial portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.  The average term to maturity of the convertible and fixed-income securities purchased by the Fund will typically range from five to ten years.

The Fund invests in securities generally having the following characteristics:

•      Convertible Securities - Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.  Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality.  Many convertible securities are issued with a “call” feature that allows the issuer of the security to choose when to redeem the security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.  Conversely, certain convertible debt securities may provide a ‘‘put option,’’ which entitles the Fund to make the issuer redeem the security at a premium over the stated principal amount of the debt security.

•      Equity Securities - Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Compared with other asset classes, equity investments have a greater potential for gain or loss.

•      Lower-Quality (Junk) Bonds - The Fund may invest without limit in convertible and non-convertible debt securities commonly known as ‘‘junk bonds’’ that are rated BB or lower by S&P, or Ba or lower by Moody’s Investor Services, Inc., or that are not rated but are considered by the Sub-Adviser to be of similar quality. The Fund will not, however, purchase a security rated below C.

•      Synthetic Convertible Securities - The Fund may also create a “synthetic” convertible security by combining separate securities that possess two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”).  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments.  The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.  In creating a synthetic security, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security.  Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.  Convertible structured notes are fixed-income debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.  Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

•      Foreign Securities - The Fund may invest up to 25% of its net assets in securities of foreign issuers. The Fund will only invest in foreign securities represented by American Depositary Receipts (ADRs) or securities guaranteed by a U.S. person. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank as a substitute for direct ownership of the foreign security. Foreign investing allows the Fund to achieve greater diversification and to take advantage of changes in foreign economies and market conditions.

•      Rule 144A Securities - The Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks, bonds or options, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Appreciation & Income Fund by showing changes in the performance of Class N Shares of the Dunham Appreciation & Income Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 5.83% (quarter ended September 30, 2005) and the lowest return for a quarter was –4.30% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Appreciation & Income Fund Class N
return before taxes	4.22%	5.41%
return after taxes on distributions (1)	2.78%	4.03%
return after taxes on distributions and sale of Fund shares (1)	4.67%	4.61%
Merrill Lynch Convertible ex Mandatory Index (2)	-0.35%	1.17%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Merrill Lynch Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.   Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham International Stock Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham International Stock Fund is to maximize total return from capital appreciation and dividends.  The Fund seeks to achieve its investment objective by investing in equities of international, publicly-held corporations traded on U.S. stock exchanges or in the over-the-counter market and by directly purchasing securities of foreign issuers to the fullest extent permitted under the 1940 Act.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham International Stock Fund, under normal market conditions, invests at least 80% of its net assets in securities of non-U.S. companies, which may include companies located or operating in established or emerging countries.  The primary regions of investment are Western Europe, United Kingdom, Japan and Canada.  Under general supervision of the Adviser, the Sub-Adviser searches for the stocks of financially strong, industry leaders that are valued below their actual worth.  The Sub-Adviser seeks companies that generally have sustainable competitive advantages, above-average returns on equity, strong capital structures and superior management focused on shareholder return.  The portfolio, generally consisting of approximately 40 to 60 securities, is constructed using on going rigorous fundamental analysis based on strict buy and sell targets.

The Fund invests in securities generally having the following characteristics:

•      Foreign “Developed Market” Equity Securities - The Fund will invest in common and preferred stock of foreign companies headquartered in developed markets primarily represented by American Depositary Receipts (ADRs).  ADRs allow Americans to buy shares of foreign-based corporations' securities at American Exchanges instead of having to go to overseas exchanges.  The Fund may also invest in issues denominated in currencies of developed foreign countries, American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing foreign developed market securities.

Developed markets include those countries found in the Morgan Stanley Capital International World ex U.S. Index, such as Germany, Japan and the United Kingdom.

•      Foreign “Emerging Market” Equity Securities - The Fund will invest in common and preferred stock of foreign companies headquartered in emerging markets represented by ADRs.  The Fund may also invest in holding denominated in issues denominated in currencies of emerging countries, American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing foreign emerging market securities.  Emerging markets include those countries found in the Morgan Stanley Capital International Emerging Markets Index, such as Korea, Russia and Turkey.

The Sub-Adviser has the discretion to purchase other securities of publicly held U.S. and foreign corporations, such as preferred stocks or bonds, as well as U.S. government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes they meet the Fund’s investment objective. For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham International Stock Fund by showing changes in the performance of Class N Shares of the Dunham International Stock Fund from year to year and by showing how the Fund’s average quarterly returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 13.52% (quarter ended September 30, 2005) and the lowest return for a quarter was –3.68% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham International Stock Fund Class N
return before taxes	11.08%	15.21%
return after taxes on distributions (1)	8.09%	12.28%
return after taxes on distributions and sale of Fund shares (1)	9.38%	12.16%
MCSI All Country World ex U.S. Index (2)	16.29%	16.79%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States. Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Large Cap Value Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Large Cap Value Fund is to maximize total return from capital appreciation and dividends.  The Fund seeks to achieve its investment objective by investing in value-oriented, large capitalization common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market.  These companies have market capitalizations within the capitalization range of the companies in the S&P 500 Index at the time of investment.  As of December 31, 2005, the S&P 500 Index had market capitalizations between $785 million and $515 billion.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Large Cap Value Fund, under normal market conditions, invests at least 80% of its net assets in the common stock of large companies.  These companies have market capitalizations within the capitalization range of the companies in the S&P 500 Index.  Under general supervision of the Adviser, the Sub-Adviser seeks to achieve superior results through successful stock selection and effective management of risk through systematic diversification across multiple economic sectors and major industries.  The Sub-Adviser focuses on large capitalization value stocks believed to be statistically undervalued while exhibiting attractive earnings dynamics.  The Sub-Adviser, through an active bottom-up stock selection process, uses a combination of fundamental, technical and risk assessment models to construct a diversified portfolio generally consisting of approximately 40 to 75 securities.

The Sub-Adviser’s equity philosophy places strong emphasis on value and earnings momentum.  Stock selection emphasizes issues with low price-earnings ratios and improving earnings dynamics, two characteristics that typically indicate significant appreciation potential.  The Sub-Adviser attempts to identify those companies that are undervalued relative to the market but are also demonstrating above-average earnings momentum where the near-term earnings progression will draw attention to the undervaluation.

The Sub-Adviser screens each industry using a combination of fundamental, technical, and risk assessment models. These models are used to determine an accurate valuation of the company and its potential for earnings growth. Risk analysis is highly important in the security selection process.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the investment objectives. For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent permitted by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Large Cap Value Fund by showing changes in the performance of Class N Shares of the Dunham Large Cap Value Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 4.62% (quarter ended September 30, 2005) and the lowest return for a quarter was 1.58% (quarter ended December 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Large Cap Value Fund Class N
return before taxes	10.52%	12.28%
return after taxes on distributions (1)	9.05%	10.87%
return after taxes on distributions and sale of Fund shares (1)	8.25%	10.22%
Russell 1000 Value Index (2)	7.04%	8.51%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Small Cap Value Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Small Cap Value Fund is to maximize total return from capital appreciation.  The Fund seeks to achieve its investment objective by investing in domestic, value-oriented, small-capitalization equity securities of companies traded on U.S. stock exchanges or in the over-the-counter market.  These companies have market capitalizations within the capitalization range of the companies in the S&P SmallCap 600 Index at the time of investment.  As of January 31, 2006, the S&P SmallCap 600 Index had market capitalizations between $63.8 million and $4.47 billion.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Small Cap Value Fund, under normal market conditions, invests at least 80% of its net assets in the common stock of small companies.  Under general supervision of the Adviser, the Sub-Adviser looks to invest in companies that generally have the following characteristics:

•      Exhibit a sustainable competitive advantage;

•      A strong, experienced management team;

•      Long product cycles;

•      Pricing flexibility; and

•      Use smallness as a competitive advantage.

Targeted companies are expected to have high-sustained return on investment with above average earnings per share growth. The Sub-Adviser uses a fundamental bottom-up stock selection process with an investment time horizon of three to five years.  A “bottom-up" stock-selection process is based on fundamental analysis, focusing on individual companies rather than adopting a macroeconomic, top-down approach. The Sub-Adviser takes a low risk approach with strong emphasis placed on fundamental analysis, such as the examination of financial data, company management, business concept and competition.  Research analysts are responsible for specific sectors of the economy and those companies that lie in their sector.  While both industry sources and quantitative screens are used to narrow the list of possible holdings, the essence of the investment process is the fundamental company analysis and the depth of resources and experience available to the Sub-Adviser’s small cap team.

The portfolio may contain American Depositary Receipts (ADRs); however they should make up no more than 20% of the portfolio (at market value). The average market capitalization of the portfolio will be similar to the overall market capitalization profile of the S&P SmallCap 600 Index benchmark.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dunham Small Cap Value Fund by showing changes in the performance of Class N Shares of the Dunham Small Cap Value Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 3.83% (quarter ended September 30, 2005) and the lowest return for a quarter was –6.49% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Small Cap Value Fund Class N
return before taxes	-4.93%	-1.10%
return after taxes on distributions (1)	-5.83%	-1.98%
return after taxes on distributions and sale of Fund shares (1)	-2.00%	-0.92%
Russell 2000 Value Index (2)	4.70%	6.86%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Russell 2000 Value Index measures the performance of the 2000 smallest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Large Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Large Cap Growth Fund is to maximize total return from capital appreciation and dividends.  The Fund seeks to achieve its investment objective by investing in domestic growth-oriented, large capitalization equity securities of companies traded on U.S. stock exchanges or in the over-the-counter market.  These companies have market capitalizations within the market capitalization range of the companies in the S&P 500 Index at the time of the Fund’s investment.  As of December 31, 2005, the S&P 500 Index had market capitalizations between $677.3 million and $384.8 billion.  The Fund is non-diversified for purposes of the 1940 Act.  The Fund is non-diversified for purposes of the 1940 Act.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Large Cap Growth Fund, under normal market conditions, invests at least 80% if its net assets in the common stock of large companies.  These companies have market capitalizations within the market capitalization range of the companies in the S&P 500 Index.  Under general supervision of the Adviser, the Sub-Adviser’s investment process seeks to find and exploit undervalued and unrecognized growth opportunities and to invest before that growth is reflected in prices.  The portfolio typically will consist of approximately 30 to 40 securities.  The average market capitalization of the portfolio typically will average that of the S&P 500 Index.

The Sub-Adviser uses the following four-step process to select holdings for the portfolio:

•      Screening – Proprietary models screen for growth and valuation characteristics, narrowing the universe of investment opportunities.  The models screen for earnings growth, earnings surprise and revisions, momentum and book value.  These four models are used to analyze a universe of more than 1,000 stocks above $1 billion in market capitalization.

•      Fundamental Analysis – Fundamental analysis, the most important step of the Sub-Adviser’s investment process, seeks to identify investable themes, analyze industry and company fundamentals, and confirm the valuation characteristics obtained through initial screening procedures.

•      Portfolio Construction – The goal when constructing the portfolio is to maximize returns while managing risk.  The Sub-Adviser evaluates relative return potential, tailoring risk through stock and sector weightings.

•      Implementation – Efficient trade execution is conducted via proprietary systems.

The Fund has a non-diversified portfolio, meaning it can invest in the securities of fewer issuers than diversified portfolio funds at any one time; as a result, the gains or losses on a single stock may have a greater impact on the Fund’s share price.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective. The portfolio may contain American Depositary Receipts (ADRs); however they should make up no more than 20% of the portfolio. For defensive or tactical purposes, the Sub-Adviser has the discretion to engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Large Cap Growth Fund by showing changes in the performance of Class N Shares of the Dunham Large Cap Growth Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 5.26% (quarter ended September 30, 2005) and the lowest return for a quarter was –4.42% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Large Cap Growth Fund Class N
return before taxes	8.24%	10.42%
return after taxes on distributions (1)	5.21%	7.49%
return after taxes on distributions and sale of Fund shares (1)	5.89%	7.40%
Russell 1000 Growth Index (2)	5.27%	6.47%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.   Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Emerging Markets Stock Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Emerging Markets Stock Fund is to maximize total return from capital appreciation.  The Fund seeks to achieve its investment objective by investing in international emerging market equity securities traded on foreign stock exchanges.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Emerging Markets Fund, under normal market conditions, invests at least 80% of its net assets in equity securities in emerging market countries, primarily Latin America, Asia (excluding Japan), Eastern Europe and Africa.  Under general supervision of the Adviser, the Sub-Adviser, using a value-oriented approach to investing, seeks common stock in companies that are projected to have a higher return on equity compared to similar companies.  The portfolio generally will be diversified across approximately 12 to 20 countries and consist of approximately 40 to 60 securities.

The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.  Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Sub-Adviser uses a top-down approach for regional asset allocation in conjunction with a bottom-up approach to find stocks with projected high, sustainable growth rates that are trading at reasonable valuation levels.  On a quarterly basis, the Sub-Adviser calculates an expected local currency return and valuation measures for regions and individual countries to help determine investment focus. The Sub-Adviser screens the universe of stocks for suitable market capitalization, earnings growth and return on equity to produce a focused list of candidates.  The Sub-Adviser also considers expected local currency return, country risk and other factors.  The Sub-Adviser uses intensive analysis, financial modeling and company visits for final stock selection.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.  For defensive or tactical purposes, the Sub-Adviser may engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law.  The Fund may not meet its investment objective during this time.

PERFORMANCE OF THE FUND

The bar chart and table below provide some indication of the risks of investing in the Dunham Emerging Markets Stock Fund by showing changes in the performance of Class N Shares of the Dunham Emerging Markets Stock Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 14.62% (quarter ended September 30, 2005) and the lowest return for a quarter was 2.12% (quarter ended June 30, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Emerging Markets Stock Fund Class N
return before taxes	27.94%	34.88%
return after taxes on distributions (1)	21.65%	28.60%
return after taxes on distributions and sale of Fund shares (1)	19.23%	26.52%
MCSI Emerging Markets Stock Fund Index (2)	34.54%	38.89%

(1)  After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)  The MSCI Emerging Markets Stock Fund Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Dunham Small Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the Dunham Small Cap Growth Fund is to maximize total return through capital appreciation.  The Fund seeks to achieve its investment objective by investing in domestic growth-oriented, small-capitalization common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Dunham Small Cap Growth Fund, under normal market conditions, invests at least 80% of its net assets in the common stock of small companies.  These companies will have a market capitalization, at the time of purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index.  As of December 31, 2005, under the above definition, companies with a market capitalization of $3 billion or less.  Under general supervision of the Adviser, the Sub-Adviser invests in small cap growth companies that exhibit a long-term sustainable business model.  Such companies are generally characterized by:

•      strong company financials

•      barriers to entry (i.e., tough or expensive for competition to enter the marketplace)

•      focused management

Targeted companies are expected to grow top and bottom-line at 15% or more for the next several years. The Sub-Adviser attempts to invest in these companies at a discount to their growth rate.

The Sub-Adviser has the discretion to purchase other securities of publicly held corporations, such as preferred stocks or bonds, as well as government securities, money market funds, certificates of deposit, other short-term debt instruments and investments of a similar nature, if it believes such investments meet the Fund’s investment objective.

For defensive or tactical purposes, the Sub-Adviser has the discretion to engage in margin and short sales transactions or transactions involving the hypothecation or lending of securities up to the extent allowed by securities law. The Fund may not meet its investment objective during this time.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Dunham Small Cap Growth Fund by showing changes in the performance of Class N Shares of the Dunham Small Cap Growth Fund from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return for the year ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 5.00% (quarter ended June 30, 2005) and the lowest return for a quarter was –3.22% (quarter ended March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS (For the period ended December 31, 2005)

	Past 1 Year	Life of Fund*
Dunham Small Cap Growth Fund Class N
return before taxes	7.13%	11.49%
return after taxes on distributions (1)	1.57%	6.02%
return after taxes on distributions and sale of Fund shares (1)	6.37%	7.38%
Russell 2000 Growth Index (2)	4.14%	6.86%

(1)   After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period.

(2)   The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.   Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

*The Fund commenced operations on December 10, 2004.

Please refer to the Sections below entitled: “Principal Risks of Investment” and “Fees and Expenses” for important Fund-specific information.

Principal Risks of Investment

There is no assurance that each Fund will achieve its investment objective.  Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities.  When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund.  These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

Risks	Dunham Short-Term Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund	Dunham Real Estate Stock Fund	Dunham Appreciation & Income Fund
Call or Redemption Risk	X	X	X		X
Credit Risk	X	X	X		X
Default Risk	X	X	X		X
Derivatives Risk		X	X	X	X
Emerging Markets Risk
Foreign Investing	X				X
Industry/Sector Risk			X	X	X
Interest Rate Risk	X	X	X		X
Leveraging Risk	X	X	X
Liquidity Risk			X	X	X
Lower-rated Securities Risk		X	X		X
Management Risk	X	X	X	X	X
Non-Diversification Risk				X
Portfolio Turnover Risk	X	X	X	X	X
Prepayment Risk	X	X	X		X
Real Estate Industry Concentration Risk				X
Real Estate Investment Trust Risk (REIT)				X
Small and Medium Capitalization Risk				X	X
Stock Market Risk				X	X

Risks	Dunham International Stock Fund	Dunham Large Cap Value Fund	Dunham Small Cap Value Fund	Dunham Large Cap Growth Fund	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund
Call or Redemption Risk
Credit Risk
Default Risk
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk	X				X
Foreign Investing	X		X	X	X
Industry/Sector Risk	X	X	X	X	X	X
Interest Rate Risk
Leveraging Risk
Liquidity Risk	X		X		X	X
Lower-rated Securities Risk
Management Risk	X	X	X	X	X	X
Non-Diversification Risk				X
Portfolio Turnover Risk	X	X	X	X	X	X
Prepayment Risk
Real Estate Industry Concentration Risk
Real Estate Investment Trust Risk (REIT)
Small and Medium Capitalization Risk	X	X	X	X	X	X
Stock Market Risk	X	X	X	X	X	X

Call or Redemption Risk - As interest rates decline, issuers of high yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Default Risk - Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on those investments.  A default could impact both interest and principal payments.  High yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk - When a Sub-Adviser uses margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Emerging Markets Risks – In addition to the risks generally associated with investing in foreign securities, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Investing - Investing in foreign companies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Industry/Sector Risk – This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry could have a major effect on the value of Fund’s investments.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk - The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions will magnify the Fund's gains or losses.

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. For example, relatively few market makers characterize the secondary markets for high yield debt securities, and the trading volume for high yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value.  The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history. As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries. In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity. Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Fund could lose its entire investment.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of a Fund’s assets may be invested in the securities of a single issuer than a diversified investment company.  This may make the value of a Fund’s shares more susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk – The frequency of a Portfolio’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Higher costs associated with increased portfolio turnover may offset gains in a Portfolio’s performance.

Prepayment Risk – Certain types of pass-through securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.  For example, when interest rates fall, principal will generally be paid off faster, since many homeowners will refinance their mortgages.

Real Estate Industry Concentration Risk - By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices may decline.  Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Real Estate Investment Trust Risk (REIT) - Equity REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down.  A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management.  A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Fees and Expenses of the Funds

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class N shares of the Funds.

Shareholder Fees are those paid directly from your investment and may include sales loads or redemption and exchange fees.  Each Fund is front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds.

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services.  You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

	Dunham Short-Term Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham High-Yield Bond Fund (2)	Dunham Real Estate Stock Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends / Distributions (as a % of offering price)	NONE	NONE	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	0.80%	0.85%	1.10%	1.15%

Distribution Fees (Rule 12b-1 Expenses)	NONE	NONE	NONE	NONE
Shareholder Service Fees	NONE	NONE	NONE	NONE
Other Expenses	0.65%	0.62%	1.62%	1.36%
Total Annual Fund Operating Expenses (6)	1.45%	1.47%	2.72%	2.51%

	Dunham Appreciation & Income Fund	Dunham International Stock Fund (3)	Dunham Large Cap Value Fund	Dunham Small Cap Value Fund (4)	Dunham Large Cap Growth Fund (5)
Shareholder Fees (fees paid directly from you investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Maximum Sales Charge on Reinvested Dividends/ Distributions (as a % of offering price)	NONE	NONE	NONE	NONE	NONE
Redemption Fee on	NONE	NONE	NONE	NONE	NONE
Exchange Fee	NONE	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	1.40%	1.30%	1.15%	1.40%	1.20%
Distribution Fees (Rule 12b-1 Expenses)	NONE	NONE	NONE	NONE	NONE
Shareholder Service Fees	NONE	NONE	NONE	NONE	NONE
Other Expenses	0.82%	0.72%	0.60%	0.87%	0.62%
Total Annual Portfolio Operating Expenses (6)	2.22%	2.02%	1.75%	2.27%	1.82%

	Dunham Emerging Markets Stock Fund	Dunham Small Cap Growth Fund

Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE	NONE
Maximum Sales Charge on Reinvested Dividends/ Distributions (as a % of offering price)	NONE	NONE
Redemption Fee	NONE	NONE
Exchange Fee	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1)	1.25%	1.30%
Distribution Fees (Rule 12b-1 Expenses)	NONE	NONE
Shareholder Service Fees	NONE	NONE
Other Expenses	1.69%	0.80%
Total Annual Portfolio Operating Expenses (6)	2.94%	2.10%

(1)    The management fees include Advisory and Sub-Advisory fees.  Each Fund pays the Adviser a fee for its services that is computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund. The fees of each Sub-Adviser are paid either at an annual rate based on the value of the average daily net assets of the Fund, or on a fulcrum fee basis, examples of which are described in footnotes 2 and 3, below.  In order to reduce Fund expenses, Fund service providers may voluntarily waive a portion of their fees. Such waivers or reductions are voluntary and may be terminated at any time.  The nature of the services provided to, and the aggregate management fees paid by each Fund are described under “Investment Adviser.”

(2)    The management fee of the Dunham High-Yield Bond Fund is broken down as follows: (i) the Adviser receives a fixed fee paid monthly at an annul rate of 0.60% of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a base fee of 0.50%, computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund, with a fulcrum fee of plus or minus 0.30% calculated based on Fund performance relative to its benchmark, the Merrill Lynch High-Yield Cash Pay Index, on a rolling 12-month period.  The lowest sub-advisory fee possible is 20 basis points, and the highest sub-advisory fee possible is 80 basis points.  The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds (see Table 1 below). During the first twelve months of the sub-advisory contract, the Sub-Adviser will be paid the base fee. After July 1, 2006, the sub-advisory fee will be calculated at the end of each month using the base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over a rolling twelve-month period.

(3)    The management fee of the Dunham International Stock Fund is broken down as follows: (i) the Adviser receives a fixed fee paid monthly at an annul rate of 0.65% of the Fund’s average daily net assets; and (ii) the Sub-Adviser receives a base fee of 0.65%, computed daily and paid monthly at an annual rate based on the value of the average daily net assets of the Fund, with a fulcrum fee of plus or minus 0.15% calculated based on Fund performance relative to its benchmark, the MCSI All Country World Index ex US, on a rolling 12-month period.  The lowest sub-advisory fee possible is 50 basis points, and the highest sub advisory fee possible is 80 basis points.  The fulcrum fee is calculated in the following manner: For each 100 basis points of out/under-performance of the benchmark, 5 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds (see Table 2 below). After September 1, 2006, the fee will be calculated at the end of each month using a base fee adjusted up or down by a fulcrum fee based on the Fund’s net performance compared to the performance of the benchmark over a rolling twelve-month period. Prior to September 1, 2005, the Fund paid a total Advisory Fee of 1.15%.

(4)    The management fee of the Dunham Small Cap Value Fund includes Advisory and Sub-Advisory Fees. Effective January 1, 2006, the Sub-Adviser of the Dunham Small Cap Value Fund has agreed to cap their fees at 50 basis points (per year) for the six months.

(5)    The Sub-Adviser to the Dunham Large Cap Growth Fund has capped its fees at 0.25% for the period July 1, 2005 to June 30, 2006.

(6)    The Sub-Adviser fees may be reduced based on total assets managed for the Adviser and its affiliates. This reduction in Sub-Adviser fees will be passed on to the Fund through a waiver in management fees charged by the Adviser on a monthly basis. In addition, the Adviser may voluntarily waive a portion of its advisory fee to the extent that the respective Fund’s Sub-Adviser waives a portion of or otherwise reduces its fee. Such waivers or reductions are voluntary and may be terminated at any time. For the fiscal period ended October 31, 2005, the net expenses for certain Funds were: Dunham Corporate/Government Bond Fund 1.44% (taking into account the expense waiver/reduction of 0.03%); Dunham Large Cap Value Fund 1.67% (taking into account the expense waiver/reduction of 0.08%): Dunham Large Cap Growth Fund 1.68% (taking into account the expense waiver/reduction of 0.14%).

Table 1: For the Dunham High-Yield Bond Fund, beginning July 1, 2006, the Sub-Adviser’s fee will be calculated monthly, based on a rolling 12 month period, adjusting the base fee of 50 basis points up or down by as much as 30 basis points, based on the Fund’s performance compared to its benchmark, as set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to PENN Capital Management
2.00% or more greater than index	Base Fee plus 0.30%	0.80%
1.93% greater than index	Base Fee plus 0.29%	0.79%
1.86% greater than index	Base Fee plus 0.28%	0.78%
1.80% greater than index	Base Fee plus 0.27%	0.77%
1.73% greater than index	Base Fee plus 0.26%	0.76%
1.66% greater than index	Base Fee plus 0.25%	0.75%
1.60% greater than index	Base Fee plus 0.24%	0.74%
1.53% greater than index	Base Fee plus 0.23%	0.73%
1.46% greater than index	Base Fee plus 0.22%	0.72%
1.40% greater than index	Base Fee plus 0.21%	0.71%
1.33% greater than index	Base Fee plus 0.20%	0.70%
1.26% greater than index	Base Fee plus 0.19%	0.69%
1.20% greater than index	Base Fee plus 0.18%	0.68%
1.13% greater than index	Base Fee plus 0.17%	0.67%
1.06% greater than index	Base Fee plus 0.16%	0.66%
1.00% greater than index	Base Fee plus 0.15%	0.65%
0.93% greater than index	Base Fee plus 0.14%	0.64%
0.86% greater than index	Base Fee plus 0.13%	0.63%
0.80% greater than index	Base Fee plus 0.12%	0.62%
0.73% greater than index	Base Fee plus 0.11%	0.61%
0.66% greater than index	Base Fee plus 0.10%	0.60%
0.60% greater than index	Base Fee plus 0.09%	0.59%
0.53% greater than index	Base Fee plus 0.08%	0.58%
0.46% greater than index	Base Fee plus 0.07%	0.57%
0.40% greater than index	Base Fee plus 0.06%	0.56%
0.33% greater than index	Base Fee plus 0.05%	0.55%
0.26% greater than index	Base Fee plus 0.04%	0.54%
0.20% greater than index	Base Fee plus 0.03%	0.53%
0.13% greater than index	Base Fee plus 0.02%	0.52%
0.06% greater than index	Base Fee plus 0.01%	0.51%
Even with Index	Base Fee	0.50%
0.06% less than index	Base Fee less 0.01%	0.49%
0.13% less than index	Base Fee less 0.02%	0.48%
0.20% less than index	Base Fee less 0.03%	0.47%
0.26% less than index	Base Fee less 0.04%	0.46%
0.33% less than index	Base Fee less 0.05%	0.45%
0.40% less than index	Base Fee less 0.06%	0.44%
0.46% less than index	Base Fee less 0.07%	0.43%
0.53% less than index	Base Fee less 0.08%	0.42%
0.60% less than index	Base Fee less 0.09%	0.41%
0.66% less than index	Base Fee less 0.10%	0.40%
0.73% less than index	Base Fee less 0.11%	0.39%
0.80% less than index	Base Fee less 0.12%	0.38%
0.86% less than index	Base Fee less 0.13%	0.37%
0.93% less than index	Base Fee less 0.14%	0.36%
1.00% less than index	Base Fee less 0.15%	0.35%
1.06% less than index	Base Fee less 0.16%	0.34%
1.13% less than index	Base Fee less 0.17%	0.33%
1.20% less than index	Base Fee less 0.18%	0.32%
1.26% less than index	Base Fee less 0.19%	0.31%
1.33% less than index	Base Fee less 0.20%	0.30%
1.40% less than index	Base Fee less 0.21%	0.29%
1.46% less than index	Base Fee less 0.22%	0.28%
1.53% less than index	Base Fee less 0.23%	0.27%
1.60% less than index	Base Fee less 0.24%	0.26%
1.66% less than index	Base Fee less 0.25%	0.25%
1.73% less than index	Base Fee less 0.26%	0.24%
1.80% less than index	Base Fee less 0.27%	0.23%
1.86% less than index	Base Fee less 0.28%	0.22%
1.93% less than index	Base Fee less 0.29%	0.21%
2.00% or more less than index	Base Fee less 0.30%	0.20%

Table 2: For the Dunham International Stock Fund, beginning September 1, 2006, the Sub-Adviser’s fee will be calculated monthly, based on a rolling 12 month period, adjusting the base fee of 65 basis points up or down by as much as 15 basis points, based on the Fund’s performance compared to its benchmark, as set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to Neuberger Berman Management Inc.
3.00% or more greater than index	Base Fee plus 0.15%	0.80%
2.80% greater than index	Base Fee plus 0.14%	0.79%
2.60% greater than index	Base Fee plus 0.13%	0.78%
2.40% greater than index	Base Fee plus 0.12%	0.77%
2.20% greater than index	Base Fee plus 0.11%	0.76%
2.00% greater than index	Base Fee plus 0.10%	0.75%
1.80% greater than index	Base Fee plus 0.09%	0.74%
1.60% greater than index	Base Fee plus 0.08%	0.73%
1.40% greater than index	Base Fee plus 0.07%	0.72%
1.20% greater than index	Base Fee plus 0.06%	0.71%
1.00% greater than index	Base Fee plus 0.05%	0.70%
0.80% greater than index	Base Fee plus 0.04%	0.69%
0.60% greater than index	Base Fee plus 0.03%	0.68%
0.40% greater than index	Base Fee plus 0.02%	0.67%
0.20% greater than index	Base Fee plus 0.01%	0.66%
Even with index	Base Fee	0.65%
0.20% less than index	Base Fee less 0.01%	0.64%
0.40% less than index	Base Fee less 0.02%	0.63%
0.60% less than index	Base Fee less 0.03%	0.62%
0.80% less than index	Base Fee less 0.04%	0.61%
1.00% less than index	Base Fee less 0.05%	0.60%
1.20% less than index	Base Fee less 0.06%	0.59%
1.40% less than index	Base Fee less 0.07%	0.58%
1.60% less than index	Base Fee less 0.08%	0.57%
1.80% less than index	Base Fee less 0.09%	0.56%
2.00% less than index	Base Fee less 0.10%	0.55%
2.20% less than index	Base Fee less 0.11%	0.54%
2.40% less than index	Base Fee less 0.12%	0.53%
2.60% less than index	Base Fee less 0.13%	0.52%
2.80% less than index	Base Fee less 0.14%	0.51%
3.00% less than index or less	Base Fee less 0.15%	0.50%

Example

This example is intended to help you compare the cost of investing in Class N shares of the Funds with the cost of investing in other mutual funds.  This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in Class N shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has 5% return each year, you reinvest all dividends and capital gain distributions and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

	Dunham Short-Term Bond Fund	Dunham Corporate/ Government Bond Fund	Dunham High Yield Bond Fund	Dunham Real Estate Stock Fund	Dunham Appreciation & Income Fund
YEAR
1	$148	$150	$ 275	$254	$225
3	459	465	844	782	694
5	792	803	1,440	1,335	1,190
10	1,735	1,757	3,051	2,846	2,554

	Dunham International Stock Fund	Dunham Large Cap Value Fund	Dunham Small Cap Value Fund	Dunham Large Cap Growth Fund	Dunham Emerging Markets Stock Fund
YEAR
1	$205	$178	$230	$185	$297
3	634	551	709	573	910
5	1,088	949	1,215	985	1,548
10	2,348	2,062	2,605	2,137	3,261

Dunham Small Cap Growth Fund
YEAR
1	$213
3	658
5	1,129
10	2,431

Management of the Funds

Investment Adviser

Dunham & Associates Investment Counsel, Inc. (the “Adviser”), located at 10251 Vista Sorrento Parkway, San Diego, CA 92121, serves as the Funds’ Investment Adviser.  The Adviser’s mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer under the Securities Exchange Act of 1934, as amended, and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)    setting the Funds’ overall investment objectives;

b)    evaluating, selecting and recommending Sub-Advisers to manage the Funds’ assets;

c)    monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)    implementing procedures to ensure that the Sub-Advisers comply with the Funds’ investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees of the Trust, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. The Trust has applied for an exemptive order (the “Order”) from the SEC that permits the Adviser, with Board of Trustees approval, to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval.

The Order also would permit the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.  There is no guarantee that the SEC will grant the Order.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and, with respect to the fixed sub-advisory fee contracts, compensates each Sub-Adviser out of the investment advisory fees it receives from the applicable Fund; with respect to the fulcrum fee sub-advisory contracts, the Fund pays the Sub-Adviser directly and the Adviser receives only its portion of the management fee.  The Sub-Adviser fees may be reduced based on total assets managed for the Adviser and its affiliates.  Any such reduction in Sub-Adviser fees will be passed on to the Fund through a reduction in management fees charged on a monthly basis.  The total amount of investment management fees payable by each Fund to the Adviser may not be changed without shareholder approval.

Fund	Management Fees
Dunham Short-Term Bond Fund	0.80%
Dunham Corporate/Government Bond Fund	0.85%
Dunham High-Yield Bond Fund *	1.10%
Dunham Real Estate Stock Fund	1.15%
Dunham Appreciation & Income Fund	1.40%
Dunham International Stock Fund **	1.30%
Dunham Large Cap Value Fund	1.15%
Dunham Small Cap Value Fund	1.40%
Dunham Large Cap Growth Fund	1.20%
Dunham Emerging Markets Stock Fund	1.25%
Dunham Small Cap Growth Fund	1.30%

*Dunham High-Yield Bond Fund pays the Adviser a fixed fee of 0.60% and the Sub-Adviser a base fee of 0.50%. Beginning July 1, 2006, on the anniversary of the sub-advisory contract, the sub-adviser will be paid the base fee adjusted by a fulcrum (incentive) fee of plus or minus 0.30%, calculated based on Fund performance relative to its benchmark, the Merrill Lynch High-Yield Cash Pay Index, on a rolling 12-month period.

** Pursuant to a shareholder meeting held on July 26, 2005, and effective September 1, 2005, Dunham International Stock Fund pays the Adviser a fixed fee of 0.65% and the Sub-Adviser a base fee of 0.65% with a fulcrum fee of plus or minus 0.15%, calculated based on Fund performance relative to its benchmark on a rolling 12-month period beginning September 1, 2006. Prior to September 1, 2005, the Fund paid a total Advisory Fee of 1.15%.

With respect to the Dunham High-Yield Bond Fund, beginning July 1, 2006, the Base Fee of 50 basis points paid to the Sub-Adviser can increase or decrease by up to 30 basis points based on the performance of the Fund compared to the performance of the Merrill Lynch High Yield Cash Pay Index over a rolling twelve-month period, calculated at the end of each month, such that the lowest fee possible is 20 basis points, and the highest fee possible is 80 basis points. For each 100 basis points out/under-performance, 15 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds.  The Merrill Lynch High-Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.  Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3.

With respect to the Dunham International Stock Fund, beginning September 1, 2006, the Base Fee of 65 basis points paid to the Sub-Adviser can increase or decrease by up to 15 basis points based on the performance of the Fund compared to the performance of the MSCI All Country World Index ex US over a rolling twelve-month period, calculated at the end of each month, such that the lowest fee possible is 50 basis points, and the highest fee possible is 80 basis points. For each 100 basis points out/under-performance, 5 basis points will be added/subtracted to the base fee, on a sliding scale, not absolute thresholds.  MSCI All Country World Index ex US is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States

The Adviser is the sponsor of the Dunham Asset Allocation Program ("Program"), an advisory wrap program using the Dunham Funds. The Program may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Funds. The Adviser takes a portion of the revenues it receives from the Program and reimburses certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 5 to 25 basis points a year, depending on the dollar amount of client assets in various Dunham offerings.  The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor's understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser. The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

Sub-Advisers

The following sets forth certain information about each of the Sub-Advisers and Portfolio Managers:

Dunham Short-Term Bond Fund

Merganser Capital Management LP (“Merganser”), an independently operated and employee-owned investment management firm located at 99 High Street, Boston, Massachusetts, 02110, serves as the Sub-Adviser to the Dunham Short-Term Bond Fund.  Merganser, founded in 1985, consists of 26 employees, 14 of whom are employee-owner principals.  As of December 31, 2005, Merganser had approximately $6 billion in assets under management for a national client base of corporations, Taft-Harley plans, foundations and municipalities.

Merganser’s investment philosophy is focused on two cardinal principles – preservation of capital while seeking to achieve high risk-adjusted total returns.  Using a fundamental, bottom-up security selection process, Merganser constructs the investment-grade portfolio from a universe of government, government-backed, mortgage-backed, corporate and other short-term fixed-income securities.  Merganser seeks to identify securities that are mispriced or have unusually attractive risk/reward characteristics.  Merganser philosophy is focused on security selection rather than interest rate forecasting.

Bond selection for the Dunham Short-Term Bond Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Short-Term Bond Fund are Douglas A. Kelly, Jennifer K. Wynn, Peter S. Kaplan and Matthew R. Carson.

Douglas A. Kelly, CFA

Senior Vice President, Chief Investment Officer and Principal

Mr. Kelly is Chief Investment Officer and a Portfolio Manager.  He joined the firm in 1986 as Vice President concentrating in research and trading, and he was elected a principal of the firm in 1992.  In January of 2005, Mr. Kelly was promoted to Chief Investment Officer; he is a member of Merganser’s Management Committee.

Before joining Merganser, his experience included seven years at American Can Company, serving most recently as Director, Pension Investments, and four years as a financial analyst at Exxon Corporation.

Mr. Kelly is a Certified Public Accountant, holds the Chartered Financial Analyst designation and is a member of the CFA Institute, the Boston Security Analysts Society and the Boston Bond Analysts Society.  He has previously served as a member of the Investment Issues Committee of the Association of Private Pension and Welfare Plans and was a member of Pension Group East.

Jennifer K. Wynn, CFA

Vice President and Principal

Ms. Wynn joined the firm in 2000 and is responsible for research and trading in the credit sector. She also serves as Portfolio Manager on a number of accounts.  She was elected a principal of the firm in 2003.

Before joining Merganser, her experience included six years at Camp Dresser & McKee as a Water Resources Engineer, and nine years at American National Bank and Trust Company where she served as portfolio manager on Lehman Aggregate-indexed funds.

Ms. Wynn holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

Peter S. Kaplan, CFA

Vice President and Principal

Mr. Kaplan joined Merganser in 1986 and is responsible for the oversight of the asset-backed sector, including research, relative value analysis and trading in the sector. He also serves as Portfolio Manager for a number of accounts. He was elected a principal of the firm in 1996.

Prior to joining Merganser, Mr. Kaplan worked for SEI Corporation and managed the design, development and implementation of investment accounting systems. Prior to SEI Corporation, he worked at Interactive Data Corporation, where he developed investment applications for institutional investment managers.

Mr. Kaplan holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

Matthew R. Carson, CFA

Vice President and Principal

Mr. Carson joined the firm in 2002 and is responsible for research and trading in the asset-backed and agency sectors.  He also serves as Portfolio Manager on a number of accounts.  Mr. Carson was elected a principal of the firm in 2005.

Previously, Mr. Carson was an Investment Banking associate with Merrill Lynch & Co.  Prior to this, he spent four years at General Electric in Six Sigma and corporate finance roles.  He also traded index derivatives with Hull Trading Co.

Mr. Carson holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

 Dunham Corporate/Government Bond Fund

Seneca Capital Management LLC (“Seneca”), an investment management firm located at 909 Montgomery Street, 5th Floor, San Francisco, California, 94133, founded in 1989, serves as the Sub-Adviser to the Dunham Corporate/Government Bond Fund. Phoenix Investment Partners, Ltd. owns 100% of Seneca.  As of December 31, 2005, Seneca had approximately $10.6 billion in assets under management for a national and international client base including individuals and institutions.

Seneca’s investment process consists of analyzing and evaluating the entire spectrum of fixed-income securities.  Portfolio duration is targeted in narrow bands around fixed-income benchmark duration. Returns are enhanced by inclusion of the non-investment grade and/or non-U.S. securities on an opportunistic basis.  The selection of individual securities for purchase or sale is dependent on both internal research and analysis of published data.  Value is added in four ways: disciplined interest rate anticipation, sector rotation, issue selection and trading opportunities.

The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Fund is Albert Gutierrez.

Albert Gutierrez, CFA, CIO

Chief Investment Officer, Fixed Income

Prior to joining Seneca as Chief Investment Officer of Fixed Income Assets, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management where he was responsible for $75 billion in client assets.  He held a similar role at Conseco Capital for twelve years prior to that assignment.  His portfolio management experience is broad, and includes total rate of return mandates in all fixed income sectors, collateralized debt obligations, and specialized and structured mandates.  He began his career on Wall Street, where he held successive roles in credit research, systems design and trading.

Mr. Gutierrez holds a degree in Economics from the Wharton School and is a Chartered Financial Analyst.

Dunham High-Yield Bond Fund

PENN Capital Management, The Libertyview Building, Suite 210, 457 Haddonfield Road, Cherry Hill, NJ 08002, serves as the Sub-Adviser for the High Yield Bond Fund.  PENN’s core business is fundamental, bottom up research on the universe of high yield and small capitalization companies.  PENN’s twelve-member investment team is responsible for understanding a company’s entire capital structure. The style seeks to preserve investors’ principal, while providing a high level of current income. The style invests primarily in single-B rated high yield bonds, consisting of 100% cash-paying, publicly-traded corporate bonds with a preference for senior debt in a corporation’s capital structure. The style will also seek undervalued high yield bonds for potential gains based on capital appreciation. The style intends to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities. PENN maintains a discipline of selling a security if it falls 10% from cost, liquidity permitting. As of December 31, 2005, Penn had approximately $2.58 billion under management.

Bond selection for the Dunham High-Yield Bond Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham High-Yield Bond Fund are Richard A. Hocker and J. Paulo Silva.

Richard A. Hocker, CIO

Founder and Chief Investment Officer

Mr. Hocker serves as the Chief Investment Officer of PENN Capital Management. Mr. Hocker has over 30 years of institutional investment experience with both PENN and Delaware Investment Advisers (DIA). Since inception of the firm in November 1987, Mr. Hocker has served as Chief Investment Officer and Senior Portfolio Manager guiding policy development and the future direction of PENN’s high yield bond and equity strategies. During his tenure at DIA (1977-1987), Mr. Hocker launched and managed one of the first high yield mutual funds, the Delchester High Yield Bond Fund. Mr. Hocker also managed a number of the nation’s first institutional high yield pension investors, including General Motors, State of Vermont Teachers Retirement Association, and Colorado Fire and Police. Prior to DIA, Mr. Hocker was head of Investment Division of Provident National Bank, a $3 billion regional bank, which is now part of PNC Bank.

Mr. Hocker is a 1964 graduate of Valley Forge Military Academy and currently serves as a Trustee Board Member. Additionally, Mr. Hocker is a member of the Executive Committee and Chairman of the Investment Committee. Mr. Hocker received both his BS in accounting and MBA in finance from the Kogood School of Business, American University.

J. Paulo Silva, CFA

Portfolio Manager and Principal

J. Paulo Silva joined PENN Capital Management as a research analyst in June 2002, and was promoted to portfolio manager and principal in 2004. During his MBA program in 2001, Paulo worked as an associate in the Mergers and Acquisitions department at Xcelecom (United Illuminating). Prior to graduate school, Paulo was a Project Manager with GZA GeoEnvironmental, Inc.  As a Portfolio Manager at PENN, Paulo’s responsibilities include covering Healthcare, Automotive, Technology, Chemicals, and Industrials. Mr. Silva received a BS in Civil Engineering, Summa Cum Laude, from Tufts University and an MBA from Yale School of Management.

Dunham Real Estate Stock Fund

ING Clarion Real Estate Securities (“Clarion”), 259 North Radnor-Chester Road, Suite 205, Radnor, Pennsylvania, 19087, is the Sub-Adviser to the Dunham Real Estate Stock Fund.  Clarion is an active equity investment adviser specializing in real estate securities portfolio for institutional and individual investors.  Clarion managed over $9.9 billion in assets as of December 31, 2005.  Clarion is an affiliate of ING Clarion Partners and a subsidiary of The ING Group of The Netherlands.

Clarion seeks total return through a combination of income and long-term growth of capital by investing primarily in income-producing equity securities of companies principally engaged in the U.S. real estate industry.  By combining bottom-up fundamental research of companies with a research driven top-down asset allocation, Clarion seeks to deliver total return by identifying good individual company value and by repositioning portfolios to be invested in companies with the best property types and geographic regions based on current real estate market conditions.

The Fund is managed by a management team consisting of portfolio managers and analysts. The member of the team who is primarily responsible for the day-to-day management of the Fund is T. Ritson Ferguson.

T. Ritson Ferguson, CFA

Managing Director and Chief Investment Officer

Mr. Ferguson provides oversight of the firm’s operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Mr. Ferguson has been with Clarion since 1993 and has been acting as the Managing Director and Chief Investment Officer since November 1998.  Previously with Radnor Advisers and Trammell Crow Company from 1988 to 1993,he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate. Mr. Ferguson is an honors MBA graduate of Wharton School (University of Pennsylvania) and from Duke University with a BS in Computer Science/Economics. He is a member of the Society of Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR) and is a Chartered Financial Analyst charter holder.

Dunham Appreciation & Income Fund

Calamos® Advisers LLC (“Calamos”), 1111 East Warrenville Road, Naperville, Illinois, 60563, is the Sub-Adviser to the Dunham Appreciation & Income Fund.  Calamos and its predecessor companies have specialized in security research and money management since 1977.  Calamos managed approximately $48.8 billion as of December 31, 2005.

Calamos invests primarily in a diversified portfolio of convertible, equity and fixed-income securities.  Calamos research/investment process consists of four major steps: credit analysis, equity analysis, convertible analysis and overall portfolio analysis.  Focusing on the main value drivers in the marketplace, most notably long-term sustainable earning power and cash flow return on capital, the management team strives to create a portfolio with a reasonable risk/reward trade-off.

Stock selection for the Dunham Appreciation & Income Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Appreciation & Income Fund are co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA

John P. Calamos, Sr.

Chairman, CEO, President and Co-Chief Investment Officer

John P. Calamos, Sr. founded Calamos in 1977.  He specializes in investment research and portfolio management of convertible securities, using convertibles and hedging techniques designed to control risk and stabilize the asset base during volatile market periods.  Mr. Calamos received his undergraduate degree in Economics and an MBA in Finance from the Illinois Institute of Technology.  Mr. Calamos has nearly30 years experience in the industry.

Nick P. Calamos, CFA

Sr. EVP, Head of Investments and Co-Chief Investment Officer

Nick P. Calamos oversees research and portfolio management for Calamos. Since joining Calamos in 1983, his experience has centered on convertible securities investment.  Nick P. Calamos has been instrumental in developing the Calamos Convertible Research System (CCRS), a sophisticated, proprietary research system that monitors and scans the entire convertible market for the best available investment opportunities.  He received his undergraduate degree in Economics from Southern Illinois University and an MS in Finance from Northern Illinois University.  A Chartered Financial Analyst, Nick P. Calamos is a member of the Investment Analysts Society of Chicago.

Dunham International Stock Fund

Neuberger Berman Management Inc. (“NB”), located at 605 Third Avenue, New York, New York 10158, is the Sub-Adviser to the Dunham International Stock Fund.  NB is a New York corporation and a wholly owned subsidiary of Neuberger Berman Inc., also a New York corporation, which, in turn, is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., located at 745 Seventh Avenue, New York, NY 10019.  NB had approximately  $148.9 billion in assets under management as of December 31, 2005.  NB manages equity, fixed income, tax-free and money market mutual funds, including the Neuberger Berman International Fund, which is an all-cap value fund, with an investment objective of long-term capital growth.

NB invests primarily in developed foreign markets using a value-oriented investment approach. NB uses a decision process that includes segmenting over 7,000 companies into industry groups.  Through detailed bottom-up analysis, NB identifies quality companies that are undervalued relative to their global peers.  Using on-going rigorous fundamental analysis, BPI attempts to identify the best opportunities and constructs a portfolio based on strict buy and sell targets.

Mr. Benjamin Segal is primarily responsible for the day-to-day management of the Dunham International Stock Fund

Benjamin Segal

Managing Director, Vice President, and Portfolio Manager

Benjamin Segal joined the firm in 1999 and has been the manager since November 2003. Prior to that he was a co-manager since 2000. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

Dunham Large Cap Value Fund

C.S. McKee, L.P., a 100% employee owned firm located at One Gateway Center, 8th Floor, Pittsburgh, Pennsylvania, 15222, founded in 1931, serves as the Sub-Adviser to the Dunham Large Cap Value Fund.  A team of six individuals averaging over 15 years of investment experience makes investment decisions.  As of December 31, 2005, C.S. McKee, L.P. had approximately $4.97 billion in assets under management.

C.S. McKee, L.P. uses an active bottom-up stock selection process for investing in large cap value stocks, emphasizing those believed to be statistically undervalued while exhibiting attractive earnings dynamics.  The firm’s analysts screen each industry using a combination of fundamental, technical, and risk assessment models.

Stock selection for the Dunham Large Cap Value Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Large Cap Fund are Gregory M. Melvin and Robert A. McGee.

Gregory M. Melvin, CFA, CFP

Executive Vice President and Chief Investment Officer

Mr. Melvin, who joined C.S. McKee in 2000, is the Chairman of the Investment Policy Committee.  He has the overall responsibility for client portfolios and the investment process at C.S. McKee. Prior to joining C.S. McKee, Mr. Melvin was president and chief investment officer of Dartmouth Capital Advisors, Inc., an institutional investment management firm he founded in 1995. Mr. Melvin spent the previous 15 years managing investments at Federated Investors, serving as vice president, senior portfolio manager and member of the Investment Policy Committee for asset allocation funds.  Mr. Melvin has over 20 years of investment research and portfolio management experience. A Chartered Financial Analyst charter holder and Certified Financial Planner, Mr. Melvin holds an MBA in finance from Harvard Business School and a BA in Math and Economics from Dartmouth College.

Robert A. McGee, CFA

Senior Vice President and Portfolio Manager, Equities

Mr. McGee, who joined C.S. McKee in 2000, is responsible for portfolio management of core and value equity portfolios.  Prior to joining C.S. McKee, Mr. McGee was vice president and chief investment officer of the $1.2 billion First Commonwealth Trust Company in Indiana.  A Chartered Financial Analyst charter holder, Mr. McGee holds an MBA from Carnegie-Mellon University’s Graduate School of Industrial Administration and a BSBA in Finance from Indiana University of Pennsylvania.

Dunham Small Cap Value Fund

Babson Capital Management LLC (“Babson Capital”), Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, founded in 1940, serves as the Sub-Adviser to the Dunham Small Cap Value Fund.  Babson Capital began managing domestic equity accounts for U.S. clients in 1940.  In 1995, Babson Capital became an independent subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).  As of December 31, 2005, Babson Capital had approximately $92.3 billion in assets under management.

Babson Capital uses a fundamental bottom-up stock selection process with an investment time horizon of 3 to 5 years.  Babson Capital invests in a diversified portfolio of equity securities of small companies generally having the following characteristics: (i) sustainable competitive advantage, (ii) strong management, (iii) long product cycle, (iv) pricing flexibility, and (v) smallness as a competitive advantage.  Targeted companies are expected to have high-sustained return on investment with above average earnings per share.

Mr. Daniel J. Goldfarb is primarily responsible for the day-to-day management of the Dunham Small Cap Value Fund.

Daniel J. Goldfarb, CFA

Managing Director, Portfolio Manager

Dan Goldfarb is head of the firm’s Small Cap Core Growth Team and is responsible for co-managing the Micro Cap Core, Small Cap Growth and Small Cap Core strategies.  He also serves as an equity analyst for these strategies.  Dan has over 19 years of investment experience.  Prior to joining Babson Capital in 1995, Dan worked at Drexel Burnham Lambert, Smith Barney and Wilmington Trust.  Dan has covered financial institutions for his entire career plus several additional industries including telecom (10 years), electric utilities (10 years), and REITs (five years).  He holds a B.A. from Hobart College and an M.B.A. from Vanderbilt University.  Dan is also a member of the CFA Institute and Treasurer of the Bank Analyst Association of Boston.

Dunham Large Cap Growth Fund

Baring Asset Management, Inc. (“Baring”), Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, serves as the Sub-Adviser to the Dunham Large Cap Growth Fund.  Baring is a global asset management firm headquartered in London with major investment offices in Boston, Hong Kong, and Tokyo.  The U.S. equity management team, based in Boston, covers ten (10) underlying sectors within the U.S. Equity market, with various team members specializing in the respective sectors.  Baring is a subsidiary of The ING Group of the Netherlands.  As of December 31, 2005, Baring had approximately $34.8 billion in assets under management.

Baring invests primarily in large capitalization growth stocks.  Baring seeks to find and exploit undervalued and unrecognized growth opportunities and to invest before that growth is reflected in prices.  Baring uses the following four-step process to select holdings for the portfolio: (i) screening – proprietary models screen for growth and valuation characteristics, (ii) fundamental analysis – identify investable themes, analyze industry and company fundamentals, confirmation of valuation characteristics obtained through initial screening and procedure, (iii) portfolio construction – evaluate relative return potential, tailor risk through stock and sector weightings, and (iv) implementation – efficient trade execution.

Mr. Sam Rahman is primarily responsible for the day-to-day management of the Dunham Large Cap Growth Fund.

Sam Rahman, CFA

U.S. Equity Investment Manager - Boston

Mr. Rahman joined the U.S. Equity Team in 1997 and is a member of the Global Healthcare Sector Team and the Head of Global Consumer Staples sector.  He joined Baring Asset Management in London in 1993 as a graduate trainee.  In 1994, Mr. Rahman spent a year working at Baring Asset Management’s Hong Kong office as a research assistant.  On returning to London in 1995, Mr. Rahman joined the Strategic Policy Group to provide research support and work on a project that has since evolved into Baring Asset Management’s Global Sector Teams initiative.  Mr. Rahman received a First Class (Honors) Bachelor’s degree in Chemical Engineering from University College London and an MBA from the Management School of Imperial College, London.  He received his Chartered Financial Analyst designation in 1997.

Dunham Emerging Markets Stock Fund

Van Eck Associates Corporation (“Van Eck”), 99 Park Avenue, 8th Floor, New York, New York, 10016, serves as the Sub-Adviser to the Dunham Emerging Markets Fund.  Van Eck is a privately owned company.  As of December 31, 2005, Van Eck had approximately $2.535 billion in assets under management.

Van Eck invests in emerging markets stocks located primarily in Latin America, Asia (excluding Japan), Eastern Europe and Africa.  Van Eck uses a “growth at a reasonable price” approach to investing.  The companies in the portfolio are projected to have a higher return on equity relative to that of similar companies.  Van Eck uses a top-down approach for regional asset allocation to help control risk.  A bottom-up approach is then used to find stocks with projected high, sustainable growth rates that are trading at reasonable valuation levels.

Mr. David A. Semple is primarily responsible for the day-to-day management of the Dunham Emerging Markets Stock Fund.

David A. Semple

Portfolio Manager, Director

Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser’s funds investment management teams. He has accumulated 15 years of experience in the investment business, being engaged as a manager and an analyst.  Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP, through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP, has an investment strategy that differs from the strategies of the mutual funds.

Dunham Small Cap Growth Fund

Pier Capital, LLC (“Pier Capital”), 263 Tresser Blvd., 10th Floor, Stamford, Connecticut, 06901, established in 1987, serves as the Sub-Adviser to the Dunham Small Cap Growth Fund.  Pier Capital, formerly known as SEB Asset Management America Inc. (SEB) had $740 million in assets under management as of December 31, 2005.

Pier Capital focuses on small cap growth companies with a market capitalization typically in the $100 million to $2 billion range that exhibit a long-term sustainable business model.  Companies in the portfolio are generally exhibit: (i) strong company financials, (ii) some level of barrier to entry, and (iii) focused management.  Targeted companies are expected to grow top and bottom-line at 15% or more for the next several years.  Pier Capital expects to invest in these companies at a discount to their growth rate.

Stock selection for the Dunham Small Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Dunham Small Cap Growth Fund are Jan. E. Parsons and Vinay Ved.

Jan E. Parsons

Partner, Chief Investment Officer

Mr. Parsons has been with Pier Capital, formerly SEB, since 1987 as the Chief Equity Investment Officer.  From 1985 to 1987, he was a salesman at Enskilda Securities, London.  Prior to that, he was a financial analyst with Sirius Insurance Company, Ltd., Stockholm. He received a Civilekonom degree (equivalent to an MBA) from the University of Stockholm.

Vinay Ved

Partner, Chief Portfolio Manager

Mr. Ved joined Pier Capital, formerly SEB, in 1994, as Senior Investment Manager.  Prior to joining SEB, he served as Assistant Vice President/Equity Analyst of Kidder Peabody Investment Management from 1992 until 1994; as manager for Citicorp Investments from 1991 until 1992; and as an analyst for Lipper Analytical Services from 1988 until 1991.  Mr. Ved received his BA from University of Bombay in 1985 and his MBA from PACE University in 1988.

Portfolio Managers

The Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Valuation of Fund Shares

Each Fund’s net asset value (“NAV”) for each class of shares is calculated on each day that the New York Stock Exchange is open. The NAV is the value of a single share of a Fund.  The NAV is calculated for each Fund at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time.  The NAV is determined by subtracting the total of a Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding.  The value of a Fund’s total assets is generally based on the market value of the securities that the Fund holds.  Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Certain short-term securities are valued on the basis of amortized cost. If market values are not available, the Adviser will determine the fair value of securities using procedures that the Board of Trustees has approved.  The Adviser also may fair value securities whose values may be materially affected by events occurring after the closing of a foreign market but before the close of business of the New York Stock Exchange.  In those circumstances where a security’s price is not considered to be market indicative, the security’s valuation may differ from an available market quotation.

The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of the Fund.  In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Trust’s Board of Trustees.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees of the Trust has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive.  A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

Each Fund will apply its policies and procedures uniformly to all Fund shareholders. Although each Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Fund will be able to do so.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

Your Account

Types of Account Ownership

You may buy shares of a Fund at the Fund’s NAV, next determined after you place your order.  If you are making an initial investment in the Funds, you will need to open an account.  You may establish the following types of accounts:  Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

•      Individual or Joint Ownership.  One person owns an individual account while two or more people own a joint account.  We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners.  However, we will require each owner’s medallion signature guarantee for any transaction requiring a medallion signature guarantee.

•      Custodial Accounts.  A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•      Trust.  A trust can open an account.  You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

•      Business Accounts.  Corporations, partnerships and other legal entities also may open an account.  A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans also may be tax deductible.  The types of tax-deferred accounts that may be opened are described below.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

•      Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan.  Your financial consultant can help you determine if you are eligible.  Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

•      Traditional and Roth IRAs. Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually.  In addition, IRA holders’ age 50 or older may contribute $500 a year more than these limits.

•      Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s).  A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

•      Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

•      Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18.  Contributions are also allowed on behalf of children with special needs beyond age 18.  Distributions are generally subject to income tax if not used for qualified education expenses.

Purchasing Fund Shares

Receipt of Orders

Class N shares are available either through an asset allocation program offered through the Adviser or through brokerage platforms under contractual arrangements with the Adviser.  Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders through the Distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

Minimum Investments

For Class N shares, the minimum initial investment amount is $100,000 complex-wide (among the Dunham Funds) for taxable accounts and $50,000 complex-wide for tax-deferred accounts (“MIN”).  There is no minimum initial investment on a per Fund basis for Class N shares. The MIN can be waived if the investor has, in the opinion of the Adviser, adequate intent and availability of assets to reach a future level of investment among the Funds that is equal to or greater than the MIN.  There is no minimum subsequent investment amount for Class N shares. If a Class N shareholder’s investment falls below the MIN for reasons other than depreciation of the investment, the investor may receive a notice from the Adviser and will be given a reasonable amount of time to cure the deficiency.  If said deficiency is not cured within such time, the Adviser reserves the right to convert the account to Class C shares or take other appropriate measures.

Methods of Buying

Make your check payable to “Dunham Trust Company FBO [account name/title and account number]” and send to the address below.

By Regular Mail or Overnight Delivery:

Dunham Trust Company

1 East Liberty St., 6th Floor

Reno, NV 89504

The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Funds may also be sent via wire or by Automated Clearing House “ACH” member banks.  Notify the Fund of an incoming wire or request an ACH transaction by calling 1-800-442-4358.  Use the following wire instructions:

First National Bank

San Diego, CA 92101

ABA#   122238938

Credit:  Dunham Trust Company

DDA#   9010-6592

FBO:     Dunham Funds N Shares

[account name/title]

            [account #]

Neither the Funds nor their agents are responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions.

Redemption of Shares

Methods of Redemption

You have the right to sell (“redeem”) all or any part of your shares by following the procedures established when you opened your account (see your account agreement).  You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds at         1-800-442-4358 between 8:30 a.m and 4:00 p.m. Eastern Time on any day the Funds are open.  We will redeem your shares at the net asset value next computed following receipt of your redemption request in good order.  See “Payment of Redemption Proceeds” for further information.

Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Medallion Signature Guarantees

At the discretion of the Adviser a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Fund (toll-free) at 1-800-442-4358 before making the redemption request.

A medallion signature guarantee assures that a signature is genuine.  The medallion signature guarantee protects shareholders from unauthorized account transfers.  The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of national securities exchanges.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide a medallion signature guarantee.

General Transaction Policies

The Funds reserve the right to:

•      Vary or waive any minimum investment requirement.

•      Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•      Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

•      Redeem all shares in your account if your balance falls below the Fund’s minimum.  If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•      Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•      Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•      Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•      Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•      Reject any purchase, redemption or exchange request that does not contain all required documentation.

In an effort to minimize costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-800-442-4358 to request individual copies of these documents.  The Funds will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

Exchanging Shares

Exchange Privilege

Shareholders of record, including financial institutions and intermediaries, may exchange shares of any Fund without payment of any exchange fee for shares of another Fund of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.  The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Funds’ Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV.  The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. For your protection, the Distributor or the Fund’s Transfer Agent may delay a transaction or not implement one if not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.  The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Money Market Exchanges

You may exchange all or a portion of your shares in a Fund for shares of the Treasury Obligations Portfolio-Investor Class (the “Money Market Fund”) at their relative net asset values and you also may exchange back into a Fund without incurring any charges or fees.  Exchanges into the Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the section entitled “Minimum Investments” of this Prospectus.  Before exchanging into the Money Market Fund, please read the Money Market Fund Prospectus carefully, which may be obtained by calling 1-800-442-4358.  The Money Market Fund is not affiliated with the Adviser or the Funds.

When you exchange from a Fund into the Money Market Fund or make an initial purchase, dividends begin to accrue the day after the exchange or purchase.  When you exchange a partial balance out of the Money Market Fund, your proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange.  When exchanging your entire balance from the Money Market Fund, accrued income is automatically exchanged into the Fund you are exchanging into along with your principal.

Limitations on Exchanges

The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders.  Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers.”  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of any investor who uses the exchange privilege more than six times during any twelve month period, or, in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders.  In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

Anti-Money Laundering and Customer Identification Programs

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government – issued documentation certifying the existence of the person, business or enterprise.

Distribution of Fund Shares

Distributor

In addition to serving as Adviser to the Funds, Dunham & Associates Investment Counsel, Inc., serves as distributor of the shares of the Funds.  Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Funds are offered on a continuous basis.

Distributions

As a shareholder, you are entitled to your share of the Funds’ net income and capital gains on its investments.  Each Fund passes substantially all of its earnings along to its investors as distributions.  When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend.  A Fund realizes capital gains when it sells securities for a higher price than it paid.  When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution.  Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

•      Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

•      Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Funds distribute dividends and capital gains annually, if any.  These distributions will typically be declared in November or December and paid in November or December.  The IRS requires you to report these amounts on your income tax return for the year declared.

Dividends attributable to the net investment income of the Dunham Short-Term Bond Fund and Dunham Corporate/Government Bond Fund will be declared monthly and paid monthly.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash.  If you wish to change the way in which you receive distributions, you should call 1-800-442-4358 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider.  The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation.  Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund.

Taxes on Distributions

You will generally be subject to pay federal income tax and possibly state taxes on all Fund distributions.  Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund.  Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains.  All other distributions, including short-term capital gains, will be taxed as ordinary income.  The Fund sends detailed tax information to its shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Taxes on Sales or Exchanges

If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain.  Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

Avoid “Buying a Dividend”

Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•      Provide your correct social security or taxpayer identification number,

•      Certify that this number is correct

•      Certify that you are not subject to backup withholding, and

•      Certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of each Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for the Funds has been derived from the financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ October 31, 2005 annual report, which is available upon request.

From Commencement of Operations* Through October 31, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

		Dunham
	Dunham	Corporate /	Dunham	Dunham	Dunham	Dunham
	Short-Term	Government	High Yield	Real Estate	Appreciation &	International
	Bond Fund	Bond Fund	Bond Fund	Stock Fund	Income Fund	Stock Fund
Class N:
Net asset value, beginning of period	$ 10.00	$ 13.90	$ 10.00	$ 18.51	$ 8.95	$ 12.47
Income (loss) from investment operations:
Net investment income (loss)**	0.18	0.32	0.15	0.12	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(0.18)	(0.29)	(0.18)	1.39	0.11	0.93
Total income (loss) from investment operations	0.00	0.03	(0.03)	1.51	0.08	0.92
Less distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.15)	0.00	0.00	0.00
Net asset value, end of period	$ 9.82	$ 13.62	$ 9.82	$ 20.02	$ 9.03	$ 13.39

Total return +	0.04%	0.21%	(0.32)%	8.16%	0.89%	7.38%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 17,999	$ 26,748	$ 8,132	$ 6,456	$ 14,120	$ 17,728
Ratios of expenses to average net assets:
Before advisory fee waivers***	1.45%	1.47%	2.72%	2.51%	2.22%	2.02%
After advisory fee waivers***	1.45%	1.44%	2.72%	2.51%	2.22%	2.02%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	2.09%	2.57%	4.46%	0.75%	(0.36)%	(0.12)%
After advisory fee waivers***	2.09%	2.60%	4.46%	0.75%	(0.36)%	(0.12)%
Portfolio turnover rate	201%	358%	20%	97%	92%	135%

*All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond, which commenced operations on December 13, 2004 and High Yield Bond, which commenced operations on July 1, 2005.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

From Commencement of Operations* through October 31, 2005

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

				Dunham
	Dunham	Dunham	Dunham	Emerging	Dunham
	Large Cap	Small Cap	Large Cap	Markets	Small Cap
	Value Fund	Value Fund	Growth Fund	Stock Fund	Growth Fund
Class N:
Net asset value, beginning of period	$ 11.00	$ 12.59	$ 4.63	$ 13.93	$ 14.81
Income (loss) from investment operations:
Net investment income (loss)**	0.03	(0.16)	(0.04)	0.00	(0.25)
Net realized and unrealized gain (loss)	0.92	(0.43)	0.38	3.10	1.04
Total income (loss) from investment operations	0.95	(0.59)	0.34	3.10	0.79
Less distributions:
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 11.95	$ 12.00	$ 4.97	$ 17.03	$ 15.60

Total return +	8.64%	(4.69)%	7.34%	22.25%	5.33%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 24,240	$ 12,757	$ 25,771	$ 9,898	$ 14,651
Ratios of expenses to average net assets:
Before advisory fee waivers***	1.75%	2.27%	1.82%	2.94%	2.10%
After advisory fee waivers***	1.67%	2.27%	1.68%	2.94%	2.10%
Ratios of net investment income (loss) to
average net assets:
Before advisory fee waivers***	0.23%	(1.46)%	(1.00)%	0.03%	(1.85)%
After advisory fee waivers***	0.31%	(1.46)%	(0.86)%	0.03%	(1.85)%
Portfolio turnover rate	32%	42%	118%	65%	197%

*All Funds commenced operations on December 10, 2004.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout the period.
***Annualized for periods less than one year.
+Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

Privacy Policy

Privacy Statement

The Funds recognize and respect the privacy of each of their investors and their expectations for confidentiality.  The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible.  This information comes from the following sources:

•      Account applications and other required forms,

•      Written, oral electronic or telephonic communications, and

•      Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers.

This Privacy Statement does not constitute part of the Prospectus.

For More Information

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The Statement of Additional Information (“SAI”) of the Funds provides more details about the Funds’ policies and management.  The Funds’ SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:

1-800-442-4358

By Mail:

Dunham Funds

c/o Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, CA 92191

Website:

www.dunham.com

Through the SEC:

You may review and obtain copies of the Funds’ information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Manager Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Administrator Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191
Transfer Agent Gemini Fund Services, LLC 4020 South 147th Street Omaha, NE 68137	Custodian Bank of New York One Wall Street, 25th Floor New York, NY 10286	Fund Counsel Blank Rome LLP 405 Lexington Avenue New York, NY 10174

Investment Company Act File Number 811-08037

THE DUNHAM FUNDS

A separate series of the AdvisorOne Funds (the “Trust”)

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2006

Bond Funds	Equity Funds
Dunham Short-Term Bond Fund	Dunham Real Estate Stock Fund
Dunham Corporate/Government Bond Fund	Dunham Appreciation & Income Fund
Dunham High-Yield Bond Fund	Dunham International Stock Fund
Dunham Large Cap Value Fund
Dunham Small Cap Value Fund
Dunham Large Cap Growth Fund
Dunham Emerging Markets Stock Fund
Dunham Small Cap Growth Fund

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information is not a Prospectus. Investors should understand that this Statement of Additional Information should be read in conjunction with the Funds’ Class N Prospectus or Class C Prospectus, each dated February 28, 2006.

To obtain a free copy of each Prospectus or an annual report, please call the Funds at 1-888-3DUNHAM (338-6426) or by writing to AdvisorOne Funds, c/o Gemini Fund Services, LLC, FBO: Dunham Funds, 4020 South 147th Street, Suite #2, Omaha, NE 68137.

General Information and History

Investment Restrictions

Description of Securities, Other Investment Policies

     and Risk Considerations

Disclosure of Portfolio Holdings

Management of the Trust

Principal Holders of Securities

Investment Management and Other Services

Affiliations and Control of the Adviser and Other Service Providers

Administrator

Custodian

Transfer Agent Services

Distribution of Shares

Code of Ethics

Proxy Voting Policies and Procedures

Portfolio Managers

Brokerage Allocation and Other Practices

Determination of Net Asset Value

How to Buy and Sell Shares

Taxes

Organization of the Trust

Independent Registered Public Accounting Firm

Legal Matters

Financial Statements

Appendix A - Ratings

Appendix B – Proxy Voting

For more information on the Dunham Funds, including charges and expenses, call the Funds at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed December 20, 1996, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”).  The Dunham Funds represent a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

This Statement of Additional Information deals solely with the Dunham Short-Term Bond Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund,  Dunham Real Estate Stock Fund, Dunham Appreciation & Income Fund, Dunham International Stock Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Large Cap Growth Fund, Dunham Emerging Markets Stock Fund and Dunham Small Cap Growth Fund.

The Dunham Large Cap Growth Fund and the Dunham Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or physical commodities, or commodities contracts, except that each Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(6) Make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(7) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized (this does not apply to the Dunham Large Cap Growth Fund and the Dunham Real Estate Stock Fund).

(8) Invest 25% or more of the value of its total assets in any one industry (this does not apply to the Dunham Real Estate Stock Fund, which will concentrate in one industry – The Real Estate Industry).

In applying investment limitation (8), each Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies the Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Each Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Certain of the Funds may invest in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Sub-Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios. A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. Certain Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Fund.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions. See “Derivatives”, above.

Each of the Equity Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the respective Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return. Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures.  Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-Adviser's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ‘"covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

Each Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions on Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

A Fund's use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contacts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund (except the Dunham Real Estate Stock Fund) limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

OTHER INVESTMENT COMPANIES. The Funds may invest in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds, which involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 10% of a Fund's assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

MASTER/FEEDER STRUCTURE. Notwithstanding these limitations, each Fund reserves the right to convert to a "master/feeder" structure at a future date. If the Board approved the use of a master-feeder structure for a particular Fund, the Fund (the "feeder" fund) would invest all of its investable assets in an open-end management investment company (the "master" fund) with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that would be held by the Fund would be the Fund's interest in the master fund. Under such a structure, one or more "feeder" funds, such as the Funds, invest all of their assets in a "master" fund, which, in turn, invests directly in a portfolio of securities. If required by applicable law, the Funds will seek shareholder approval before converting to a master/feeder structure. If the requisite regulatory authorities determine that such approval is not required, shareholders will be deemed, by purchasing shares, to have consented to such a conversion and no further shareholder approval will be sought. Such a conversion is expressly permitted under the investment objective and fundamental policies of each Fund.

THE PORTFOLIO. All investors in a Portfolio will invest on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses.

The Portfolio does not sell its shares directly to members of the general public. Other investors in Portfolios, such as other investment companies, that might sell their shares to the public are not required to sell their shares at the same public offering price as the Fund, and could have different advisory and other fees and expenses than the Fund. Therefore, the Fund's shareholders may have different returns than shareholders in other investment companies that invest in the Portfolios.

CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. A Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio. For example, if the Portfolio has a large investor other than the Fund that redeems its interest, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. As there may be other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, other investors holding a majority interest in the Portfolio could have voting control of the Portfolio.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a smaller, less diversified portfolio of investments for the Fund. This could in turn increase the Fund's expense ratio, and result in lower returns for the Fund's investors. If the Fund decided to convert those securities to cash, it would incur transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets directly by the Adviser or the investment of the Fund's assets in another pooled investment entity. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser to manage the Fund's assets directly, could have a significant impact on shareholders of the Fund.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% (or, in the case of the Cash Reserves Fund, 10%) of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The term "structured products" as used herein excludes synthetic convertibles. See "Investment Practices—Synthetic Convertible Securities." The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

Each Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act of 1940. Structured products are typically sold in private placement transactions, and there currently may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

SYNTHETIC CONVERTIBLE SECURITIES. The Funds may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities.  In creating a synthetic security, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security.  Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security.  Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Fund’s investment objective.  A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately.  For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.  The Convertible Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Funds may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes.  Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

 WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a "when-issued" or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

Some Funds may engage in a high level of trading in seeking to achieve their investment objectives.  Annual portfolio turnover rates, based on the best information available, are projected at: (i) under 50% for Real Estate Stock Fund, Appreciation & Income Fund and Large Cap Value Fund; (ii) between 50% and 100% for Small Cap Value Fund and Large Cap Growth Fund; (iii) between 75% and 150% for International Stock Fund and Emerging Markets Stock Fund; and (iv) between 200% and 300% for the Small Cap Growth Fund.   The portfolio turnover rate for a Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period.  A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares.  A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.  Each Fund files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person.   In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•      The Adviser and Sub-Advisers.  Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s and each Sub-Adviser’s personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•      Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

•      The Bank of New York.  The Bank of New York is the custodian for the Dunham Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.

•      Briggs, Bunting & Dougherty, LLP.  Briggs, Bunting & Dougherty, LLP is the independent registered public accounting firm for the Dunham Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.

•      Blank Rome LLP.  Blank Rome LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.

•      Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

•      Funds’ Website (www.dunham.com).  The Dunham Funds release quarterly fact sheets which are posted on the Funds’ website and include top ten holdings.  These fact sheets are posted no sooner than ten days after the relevant calendar quarter end.

The Funds' Chief Compliance Officer, or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Trustees and Officers

Because AdvisorOne Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders.  The Trustees oversee each  portfolio in the AdvisorOne Funds.  None of the Trustees or Officers holds public directorships.  The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Michael Miola is an interested person by virtue of being the Chief Executive Officer of Gemini Fund Services, LLC, the Funds’ Administrator, Fund Accountant and Transfer Agent, as well as, Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Omaha, Nebraska 68137.

Name,age and address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Interested Trustee
Michael Miola (53)*	Chairman of the Board	Since May 7, 2003	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC , GemCom, LLC , Fund Compliance Services, LLC and Gemini Hedge Fund Services, LLC ; Director of Constellation Trust Co mp any; Private Investor & Businessman; Founder and President of American Data Services, Inc. (1983-2001).	14	Northern Lights Fund Trust; Northern Lights Variable Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Non-Interested Trustees
L. Merill Bryan, Jr. (60)	Trustee	Since May 7, 2003	Retired; formerly Senior Vice President & Chief Information Officer of Union Pacific Corporation.	14	Northern Lights Fund Trust; Northern Lights Variable Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Gary Lanzen (51)	Trustee	Since May 7, 2003	President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc.	14	Northern Lights Fund Trust; Northern Lights Variable Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II.
Anthony J. Hertl (55)	Trustee	Since December 17, 2004	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	14	Northern Lights Fund Trust; Satuit Capital Management Trust; Merit Advisors Investment Trust; Merit Advisors Investment Trust II; Northern Lights Variable Trust.
Officers
W. Patrick Clarke (59)	President	Since February 3, 2003

Chief Executive Officer and Manager of CLS Investment Firm, LLC; President of the Trust; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, Gemini Fund Services, LLC, Aquarius Fund Distributors, LLC; GemCom, LLC, Fund Compliance Services, LLC, and Forum Financial Consultants, LLC. Director of Constellation Trust Company.

.

Michael Wagner (53) 450 Wireless Blvd. Hauppauge, NY 11788	Treasurer	Since May 9, 2003	President and Manager, Gemini Fund Services, LLC; Chief Operating Officer and Manager of Fund Compliance Services, LLC and GemCom, LLC. Director of Constellation Trust Company.
Brian Nielsen (33)	Secretary	Since May 9, 2003

Secretary and Chief Legal Officer of the Trust; Secretary and General Counsel for NorthStar Financial Services Group, LLC , CLS Investment Firm, LLC and Orion Advisor Services, LLC ; President, Secretary and General Counsel for Aquarius Fund Distributors, LLC ; Director, Secretary and General Counsel for Constellation Trust Company; Assistant Secretary for Gemini Fund Services, LLC, Fund Compliance Services, LLC and GemCom, LLC.

Colleen T. McCoy (51) 161 Canterbury Road Rochester, NY 14607	Chief Compliance Officer	2004

Founder and consultant of Canterbury Group LLC (mutual fund consulting) since 2001; Chief Compliance Officer for a number of other mutual fund groups since 2004; Vice President & Business Manager (Global Funds Administration) with JPMorgan Chase (1988-2001).

Andrew Rogers (35) 450 Wireless Blvd. Hauppauge, NY 11788	Assistant Treasurer	Since May 9, 2003	Senior Vice President and Director of Fund Administration, Gemini Fund Services, LLC; President, Fund Compliance Services, LLC and GemCom LLC; Vice President, JP Morgan Chase & Co. (1998-2001).	16

^  Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Board of Trustees has an Audit Committee and a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Audit Committee. The Nominating Committee reviews and nominates candidates to serve as non-interested Trustees. The Nominating Committee generally will not consider nominees recommended by shareholders of a Fund.  During the Funds’ fiscal year ended October 31, 2005, the Audit Committee met once and the Nominating Committee did not meet.

COMPENSATION OF TRUSTEES

The Trust pays each Trustee of the Trust who is not an interested person an aggregate per meeting fee of $3,000 if attended in person and $750 if attended by telephone. For special board meetings, each Trustee who is not an interested person will be paid $200 per Fund participating in the meeting, with a minimum of $1,000, whichever is greater. In both cases, the cost would be allocated among the participating Funds in accordance with a formula that takes into account the Advisers involved and the overall asset size of each affected Fund. Committee meetings occurring on the same day as a Board meeting will not be compensated. Stand-alone Committee meetings will be compensated at the rate of $500 total for in-person meetings and $250 total for telephone meetings, regardless of the number of Funds participating.   The Trust also reimburses each such Trustee for travel and other expenses incurred in attending meetings of the Board.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or from the other registered investment companies in the AdvisorOne Funds.  Prior to September 23, 2004, the Trust paid each Trustee who was not an interested person a fee of  $1,500 per meeting if attended in person and $750 for regular and special meetings if attended by telephone.

The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust and from the other registered investment companies in the AdvisorOne Funds for the year ended October 31, 2005.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
L. Merill Bryan, Jr. Trustee	$15,750	N/A	N/A	$15,750
Gary Lanzen, Trustee	$15,750	N/A	N/A	$15,750
Anthony Hertl, Trustee	$12,750			$12,750

1  There are currently several series comprising the Trust.  For the fiscal year ended October 31, 2005, Trustees fees and expenses in the amount of $20,250 were allocated to the Dunham Funds.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2005 is set forth in the chart below:

Trustees	Aggregate Dollar Range of Equity In The Trust	Aggregate Dollar Range of Securities In All Registered Funds Overseen by Trustee In AdvisorOne Funds
Interested Trustee:
Michael Miola	None	None
Non-Interested Trustees:
L. Merill Bryan, Jr.	None	None
Gary Lanzen	None	None
Anthony Hertl	None	None

PRINCIPAL HOLDERS OF SECURITIES

As of February 13, 2006, there were no shareholders who were beneficial owners of 5% or more of the outstanding shares of the Funds listed because they possessed voting or investment power with respect to such shares:

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.  As of February 13, 2006, the Trustees as a group owned 0.00% of the outstanding shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Investment Adviser of the Funds is Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”), 123 Camino de la Reina, Suite 100-S, San Diego, California, 92108. Pursuant to the Investment Management Agreement with the Funds (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Trustees and in conformity with the stated policies of the Funds, manages the operations of the Funds and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on September 23, 2004.

The Adviser and the Funds have applied for an exemptive order (the “Order”) from the Securities and Exchange Commission that would permits the Adviser to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval. There is no guarantee that the Order will be granted.  The Adviser, subject to the review and approval of the Board of Trustees of the Funds, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.

The Order also would permit the Adviser, subject to the approval of the Trustees, to replace sub-advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders. With the exception of the High Yield Bond Fund and the International Stock Fund, the Adviser compensates each Sub-Adviser out of its management fee; these sub-advisers receive their fees directly from the respective Funds.

The following table sets forth the annual management fee rates payable by each Fund to Dunham &
Associates pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

Fund	Adviser Fee
Dunham Short-Term Bond Fund	0.80%
Dunham Corporate/Government Bond Fund	0.85%
Dunham High-Yield Bond Fund*	1.10%
Dunham Real Estate Stock Fund	1.15%
Dunham Appreciation & Income Fund	1.40%
Dunham International Stock Fund**	1.30%
Dunham Large Cap Value Fund	1.15%
Dunham Small Cap Value Fund	1.40%
Dunham Large Cap Growth Fund	1.20%
Dunham Emerging Markets Stock Fund	1.25%
Dunham Small Cap Growth Fund	1.30%

*High-Yield Bond Fund pays the Adviser a fixed fee of 0.60% and the Sub-Adviser a base fee of 0.50%. Beginning July 1, 2006, on the anniversary of the sub-advisory contract, the sub-adviser will be paid the base fee adjusted by a fulcrum (incentive) fee of plus or minus 0.30%, calculated based on Fund performance relative to its benchmark, the Merrill Lynch High-Yield Cash Pay Index, on a rolling 12-month period.

** Pursuant to a shareholder meeting held on August 26, 2005, and effective September 1, 2005, International Stock pays the Adviser a fixed fee of 0.65% and the Sub-Adviser a base fee of 0.65% with a fulcrum fee of plus or minus 0.15%, calculated based on Fund performance relative to its benchmark on a rolling 12-month period beginning September 1, 2006. Prior to September 1, 2005, the Fund paid a total Advisory Fee of 1.15%.

The fee is computed daily and payable monthly.

The sub-advisory contracts for the High Yield Bond Fund and International Stock Fund calculate fees on a fulcrum or incentive fee basis as described in the prospectus.  The tables below illustrate how the fulcrum fees are calculated compared to the index.

                 For the International Stock Fund, beginning September 1, 2006, the Sub-Adviser’s fee will be calculated monthly, based on a rolling 12 month period, adjusting the base fee of 65 basis points up or down by as much as 15 basis points, based on the Fund’s performance compared to its benchmark, as set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to NB
3.00% or more greater than index	Base Fee plus 0.15%	0.80%
2.80% greater than index	Base Fee plus 0.14%	0.79%
2.60% greater than index	Base Fee plus 0.13%	0.78%
2.40% greater than index	Base Fee plus 0.12%	0.77%
2.20% greater than index	Base Fee plus 0.11%	0.76%
2.00% greater than index	Base Fee plus 0.10%	0.75%
1.80% greater than index	Base Fee plus 0.09%	0.74%
1.60% greater than index	Base Fee plus 0.08%	0.73%
1.40% greater than index	Base Fee plus 0.07%	0.72%
1.20% greater than index	Base Fee plus 0.06%	0.71%
1.00% greater than index	Base Fee plus 0.05%	0.70%
0.80% greater than index	Base Fee plus 0.04%	0.69%
0.60% greater than index	Base Fee plus 0.03%	0.68%
0.40% greater than index	Base Fee plus 0.02%	0.67%
0.20% greater than index	Base Fee plus 0.01%	0.66%
Even with index	Base Fee	0.65%
0.20% less than index	Base Fee less 0.01%	0.64%
0.40% less than index	Base Fee less 0.02%	0.63%
0.60% less than index	Base Fee less 0.03%	0.62%
0.80% less than index	Base Fee less 0.04%	0.61%
1.00% less than index	Base Fee less 0.05%	0.60%
1.20% less than index	Base Fee less 0.06%	0.59%
1.40% less than index	Base Fee less 0.07%	0.58%
1.60% less than index	Base Fee less 0.08%	0.57%
1.80% less than index	Base Fee less 0.09%	0.56%
2.00% less than index	Base Fee less 0.10%	0.55%
2.20% less than index	Base Fee less 0.11%	0.54%
2.40% less than index	Base Fee less 0.12%	0.53%
2.60% less than index	Base Fee less 0.13%	0.52%
2.80% less than index	Base Fee less 0.14%	0.51%
3.00% less than index or less	Base Fee less 0.15%	0.50%

                 For the High Yield Bond Fund, beginning July 1, 2006, the Sub-Adviser’s fee will be calculated monthly, based on a rolling 12 month period, adjusting the base fee of 50 basis points up or down by as much as 30 basis points, based on the Fund’s performance compared to its benchmark, as set forth below:

Cumulative Twelve Month Return Versus Index	Performance Fee Adjustment	Total Sub-Advisory Fee Payable to PENN
2.00% or more greater than index	Base Fee plus 0.30%	0.80%
1.93% greater than index	Base Fee plus 0.29%	0.79%
1.86% greater than index	Base Fee plus 0.28%	0.78%
1.80% greater than index	Base Fee plus 0.27%	0.77%
1.73% greater than index	Base Fee plus 0.26%	0.76%
1.66% greater than index	Base Fee plus 0.25%	0.75%
1.60% greater than index	Base Fee plus 0.24%	0.74%
1.53% greater than index	Base Fee plus 0.23%	0.73%
1.46% greater than index	Base Fee plus 0.22%	0.72%
1.40% greater than index	Base Fee plus 0.21%	0.71%
1.33% greater than index	Base Fee plus 0.20%	0.70%
1.26% greater than index	Base Fee plus 0.19%	0.69%
1.20% greater than index	Base Fee plus 0.18%	0.68%
1.13% greater than index	Base Fee plus 0.17%	0.67%
1.06% greater than index	Base Fee plus 0.16%	0.66%
1.00% greater than index	Base Fee plus 0.15%	0.65%
0.93% greater than index	Base Fee plus 0.14%	0.64%
0.86% greater than index	Base Fee plus 0.13%	0.63%
0.80% greater than index	Base Fee plus 0.12%	0.62%
0.73% greater than index	Base Fee plus 0.11%	0.61%
0.66% greater than index	Base Fee plus 0.10%	0.60%
0.60% greater than index	Base Fee plus 0.09%	0.59%
0.53% greater than index	Base Fee plus 0.08%	0.58%
0.46% greater than index	Base Fee plus 0.07%	0.57%
0.40% greater than index	Base Fee plus 0.06%	0.56%
0.33% greater than index	Base Fee plus 0.05%	0.55%
0.26% greater than index	Base Fee plus 0.04%	0.54%
0.20% greater than index	Base Fee plus 0.03%	0.53%
0.13% greater than index	Base Fee plus 0.02%	0.52%
0.06% greater than index	Base Fee plus 0.01%	0.51%
Even with Index	Base Fee	0.50%
0.06% less than index	Base Fee less 0.01%	0.49%
0.13% less than index	Base Fee less 0.02%	0.48%
0.20% less than index	Base Fee less 0.03%	0.47%
0.26% less than index	Base Fee less 0.04%	0.46%
0.33% less than index	Base Fee less 0.05%	0.45%
0.40% less than index	Base Fee less 0.06%	0.44%
0.46% less than index	Base Fee less 0.07%	0.43%
0.53% less than index	Base Fee less 0.08%	0.42%
0.60% less than index	Base Fee less 0.09%	0.41%
0.66% less than index	Base Fee less 0.10%	0.40%
0.73% less than index	Base Fee less 0.11%	0.39%
0.80% less than index	Base Fee less 0.12%	0.38%
0.86% less than index	Base Fee less 0.13%	0.37%
0.93% less than index	Base Fee less 0.14%	0.36%
1.00% less than index	Base Fee less 0.15%	0.35%
1.06% less than index	Base Fee less 0.16%	0.34%
1.13% less than index	Base Fee less 0.17%	0.33%
1.20% less than index	Base Fee less 0.18%	0.32%
1.26% less than index	Base Fee less 0.19%	0.31%
1.33% less than index	Base Fee less 0.20%	0.30%
1.40% less than index	Base Fee less 0.21%	0.29%
1.46% less than index	Base Fee less 0.22%	0.28%
1.53% less than index	Base Fee less 0.23%	0.27%
1.60% less than index	Base Fee less 0.24%	0.26%
1.66% less than index	Base Fee less 0.25%	0.25%
1.73% less than index	Base Fee less 0.26%	0.24%
1.80% less than index	Base Fee less 0.27%	0.23%
1.86% less than index	Base Fee less 0.28%	0.22%
1.93% less than index	Base Fee less 0.29%	0.21%
2.00% or more less than index	Base Fee less 0.30%	0.20%

The following table shows the amount of advisory fees paid by each Fund to the Adviser for the past fiscal year.

FUND	ADVISORY FEES EARNED BY FUNDS TO THE ADVISER	ADVISORY FEES WAIVED	ADVISORY FEES PAID BY FUNDS TO THE ADVISER	SUB-ADVISORY FEES PAID BY THE FUNDS TO THE SUB-ADVISER
Dunham Short-Term Bond Fund	$293,856	$1,578	$292,278
Dunham Corporate/ Government Bond Fund	302,043	10,483	291,560
Dunham High-Yield Bond Fund	21,431	0	21,431	$17,859
Dunham Real Estate Stock Fund	104,290	0	104,290
Dunham Appreciation & Income Fund	242,815	0	242,815
Dunham International Stock Fund	220,109	0	220,109	26,502
Dunham Large Cap Value Fund	356,043	22,210	333,833
Dunham Small Cap Value Fund	238,267	0	238,267
Dunham Large Cap Growth Fund	363,679	41,547	322,132
Dunham Emerging Markets Stock Fund	152,975	0	152,975
Dunham Small Cap Growth Fund	239,268	0	239,268

All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond Fund, which commenced operations on December 13, 2004 and High-Yield Bond, which commenced operations on July 1, 2005.

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held by the Fund it serves in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund.  The fee paid to each Sub-Adviser is governed by each Fund’s respective Sub-Advisory Agreement.  While the Adviser pays a fixed rate to most Sub-Advisers, some Funds have Sub-Advisory Agreements that allow for a variable fee based on specific factors, such as assets under management.

Expenses not expressly assumed by the Adviser under the Advisory Agreement or by the Distributor under the Distribution Agreement are paid by the Trust.  Expenses incurred by a Fund are allocated among the various Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Sub-Adviser pursuant to the Sub-Advisory Agreements between each Sub-Adviser and Dunham & Associates with respect to the Funds are paid by Dunham & Associates. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Advisers’ and Sub-Advisers’ Personnel and Methods. The Board of Trustees, including the non-interested Trustees, reviewed the background of each Fund’s portfolio manager and the Fund’s investment objective and discipline. Among other things they considered the size, education and experience of the Adviser and Sub-Advisers investment staff, their use of technology, and the Adviser’s and Sub-Advisers approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

Board Approval of Investment Advisory Agreements.  In connection with the initial Board meeting for the Funds on September 23, 2004, The Board of Trustees, including the non-interested Trustees, interviewed the Adviser and representatives of each Sub-Adviser, and received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreements. These materials included: (1) information on the investment performance of each Sub-Adviser, a peer group of funds and an appropriate index or combination of indices with respect to existing accounts of the Sub-Adviser; (2) the economic outlook and the general investment outlook in the markets in which each Fund will invest;  (3) arrangements in respect of the distribution of the Funds’ shares; (4) the procedures employed to determine the value of the Funds’ assets; (5) the Adviser’s management of the relationships with the Funds’ custodian; (6) the resources devoted to compliance with the Funds’ investment policies and restrictions and with policies on personal securities transactions; and (7) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

Additional information was furnished by the Adviser and Sub-Advisers including, among other items, information on and analysis of (a) the overall organization of the Adviser, (b) the choice of performance indices and benchmarks, (c) investment management staffing, (d) the potential for achieving further economies of scale, (e) operating expenses paid to third parties, and (f) the information furnished to investors, including the Funds’ shareholders.

In considering the Investment Advisory and Sub-Advisory Agreements, the Board of Trustees, including the non-interested Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees, including the non-interested Trustees, in connection with its approval of the Advisory Agreement and Sub-Advisory Agreements include the following:

Benefits to Shareholders. The Board of Trustees, including the non-interested Trustees, considered the benefit to shareholders of investing in the Funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

Nature and Quality of Other Services.  The Board of Trustees, including the non-interested Trustees, considered the nature and extent of the Adviser’s supervision of third party service providers.

Expenses. The Board of Trustees, including the non-interested Trustees, considered the estimated Funds expense ratios, and expense ratios of a peer group of Funds. It also considered the amount and nature of fees paid by shareholders.

Economies of Scale. The Board of Trustees, including the non-interested Trustees, considered whether there will be economies of scale in respect of the management of the funds, whether there is potential for realization of any further economies of scale.

Profitability. The level of the Adviser’s profits in respect of the management of each Fund, including an extensive review of the methodology used in allocating costs to the management of a Fund. The Board of Trustees, including the non-interested Trustees, has concluded that the cost allocation methodology employed by the Investment Advisers has a reasonable basis and is appropriate in light of all of the circumstances considered the profits realized by the Adviser in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of a fund. It also considered the profits realized from non-fund businesses which may benefit from or be related to a Fund's business.

Other Benefits to the Adviser. The character and amount of fees paid by each Fund and each Fund's shareholders for services provided by the Adviser and its affiliates, the allocation of fund brokerage to any brokers affiliated with the Adviser, the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain Funds, benefits to the Adviser from the use of "soft" commission dollars to pay for research and brokerage services, the revenues and profitability of the Adviser’s businesses other than their mutual fund business, as well as the intangible benefits that accrue to the Adviser and its affiliates by virtue of their relationship with each Fund.

Conclusion. Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the non-interested Trustees, concluded that the advisory fee structures are fair and reasonable, and that the Advisory Agreement and Sub-Advisory Agreements should be approved.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, Dunham & Associates, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 60 days’ written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Advisers: To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria:  A review of the money manager’s:  (1) absolute and relative performance; (2) performance in rising markets; (3) performance and falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities;  (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, each Fund’s performance is provided to the Board, and on an annual basis, the Company arranges for each Fund’s Sub-Adviser to appear before the Board to present the Fund’s overall performance for the year.

Process for Overseeing Compliance With Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions.  The Trustees receive quarterly reports from Sub- Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Dunham & Associates Investment Counsel, Inc., the investment adviser for the Funds also serves as the Distributor to the Funds.  Gemini Fund Services, LLC, a wholly owned subsidiary of NorthStar Financial Services Group, LLC, a Nevada limited liability company, is the administrator for the Funds.

ADMINISTRATION AND FUND ACCOUNTING SERVICES

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office at the 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on September 23, 2004.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Funds by the Administrator the Funds pays the Administrator a minimum fee of $440,000 per year  or 10 basis points (0.10%) on assets up to $250 million, 8 basis points (0.08%) on assets greater than $250 million and less than $500 million, and five basis points (0.05%) on assets greater than $500 million. These fees are subject to a 10% discount in the first two years of operation of the Funds.  The Funds also pay the Administrator for any out-of-pocket expenses.

The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds by the Fund Accounting Service Agreement, the Funds pay the Fund Accountant a minimum fee of $330,000 or 5 basis points (0.05%) on assets up to $250 million, 3 basis points (0.03%) on assets greater than $250 million and less than $500 million, and 1 basis point (0.01%) on assets greater than $500 million. These fees are subject to a 20% discount in the first two years of operation of the Funds.  The Funds also pay the Fund Accountant for any out-of-pocket expenses.

Each of the following Funds accrued the following amounts in administrative fees for the fiscal year ended October 31, 2005:

FUND
Dunham Short-Term Bond Fund	$54,573
Dunham Corporate/ Government Bond Fund	50,605
Dunham High-Yield Bond Fund	6,131
Dunham Real Estate Stock Fund	13,510
Dunham Appreciation & Income Fund	25,250
Dunham International Stock Fund	29,960
Dunham Large Cap Value Fund	45,537
Dunham Small Cap Value Fund	24,731
Dunham Large Cap Growth Fund	44,381
Dunham Emerging Markets Stock Fund	18,081
Dunham Small Cap Growth Fund	26,948

All Funds commenced operations on December 10, 2004, with the exception of Short-Term Bond Fund, which commenced operations on December 13, 2004 and High-Yield Bond, which commenced operations on July 1, 2005.

CUSTODIAN

Bank of New York (“BONY”) serves as the custodian of the Funds assets pursuant to a Custodian Contract by and between BONY and the Funds.  BONY’s responsibilities include safeguarding and controlling the Funds cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds investments. Pursuant to the Custodian Contract, BONY also provides certain accounting and pricing services to the Funds; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser and Sub-Advisers; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.  BONY’s principal place of business is 15 Broad Street, 7th Floor, New York, New York 10286.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreements with Funds dated September 23, 2004. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Distributor”), 123 Camino De La Reina, Suite 100, South San Diego, CA 92108 is the Fund’s Adviser as well as the Distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds, and the Distributor. Dunham & Associates is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Funds are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.

For the fiscal year ended October 31, 2005, the Distributor received $0 from each Fund for underwriting services.

The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended October 31, 2005.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation (1)
Dunham & Associates Investment Counsel, Inc.	None	None	None	None

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), pursuant to which Class C Shares pay the Distributor or other entities compensation accrued daily and payable monthly for distribution services. Class C Shares charge Rule 12b-1 fees at the annual rate of 0.75% for the Equity Funds and 0.50% for the Fixed-Income Funds of a Fund’s net assets attributable to said Class C Shares.

In addition, the Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan,” together with the 12b-1 Plan, the “Plans”) for each Fund’s Class C shares pursuant to which Class C Shares pay the Distributor or other entities compensation accrued daily and payable monthly for shareholder services.  Class C Shares charge shareholder servicing fees at the annual rate of up to 0.25% of average daily net assets attributable to Class C shares.

For the fiscal year ended October 31, 2005, each Fund paid the following fees pursuant to the Plans for Class C Shares:

FUND
Dunham Short-Term Bond Fund	$142,515
Dunham Corporate/ Government Bond Fund	103,893
Dunham High-Yield Bond Fund	6,831
Dunham Real Estate Stock Fund	25,901
Dunham Appreciation & Income Fund	51,760
Dunham International Stock Fund	66,984
Dunham Large Cap Value Fund	95,431
Dunham Small Cap Value Fund	54,270
Dunham Large Cap Growth Fund	91,193
Dunham Emerging Markets Stock Fund	33,959
Dunham Small Cap Growth Fund	57,174

The Distributor estimates that the amounts paid under the 12b-1 Plan for the fiscal year ended October 31, 2005 was spent in approximately the following ways: (i) $375,724 (71%) compensation to broker-dealers; (ii) $150,607 (29%) on other relating to marketing, quarterly high-light sheets, investor symposiums, postage, etc.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plan, on September 23, 2004. The initial term of each Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Plan Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting Class C Shares of the Trust or the Funds. Each Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Plans, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The services to be provided under the plans may include, but are not limited to, the following: assistance in the offering and sale of Class C Shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

CODES OF ETHICS

 The Trust, the Adviser, and the Sub-Advisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940.  These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.  In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code's pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund's respective Sub-Adviser.  The Sub-Advisers will vote such proxies in accordance with their proxy voting policies and procedures.  Each Sub-Adviser's proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-888 3DUNHAM or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the proxy voting policies and procedures of each Fund's Sub-Adviser are also available by calling 1-888 3DUNHAM and will be sent within three business days of receipt of a request.  The Trust's first voting report will be available for the period ended June 30, 2005 on or before approximately August 31, 2005.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of October 31, 2005:

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Jennifer K. Wynn CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	4	$1,201.4	1	$164.1	32	$2,934.5	$4,300.0
Douglas A. Kelly, CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	4	$1,201.4	1	$164.1	32	$2,934.5	$4,300.0
Peter S. Kaplan, CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	4	$1,201.4	1	$164.1	32	$2,934.5	$4,300.0
Matthew R. Carson, CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	4	$1,201.4	1	$164.1	32	$2,934.5	$4,300.0
Albert Gutierrez, CFA, CIO Seneca Capital Management LLC(1)	Dunham Corporate/ Government Bond Fund	4	$378	2	$181	282	$8,170	$8,729
Richard A. Hocker, CIO PENN Capital Management	Dunham High-Yield Bond Fund	1	$10.7	8	$104	106	$1,120	$2,243
J. Paulo Silva, CFA PENN Capital Management	Dunham High-Yield Bond Fund	1	$10.7	8	$104	106	$1,120	$2,243
T. Ritson Ferguson, CFA ING Clarion Real Estate Securities	Dunham Real Estate Stock Fund	13	$6,033.3	8	$239.9	42	$2,345.9	$8,619.1
John P. Calamos, Sr., CIO Calamos® Advisers LLC(2)	Dunham Appreciation & Income Fund	18	$30,531.6	3	$145.7	25,917	$10,632.2	$41,309.5
Nick P. Calamos, CFA Calamos® Advisers LLC(2)	Dunham Appreciation & Income Fund	18	$30,531.6	3	$145.7	25,917	$10,632.2	$41,309.5
Benjamin Segal, VP Neuberger Berman Management Inc.	Dunham International Stock Fund	6	$1,700	None	None	375	$680	$2,380
Gregory M. Melvin, CFA, CFP C.S. McKee, L.P.	Dunham Large Cap Value Fund	1	$200			322	$4,600	$4,800
Robert A. McGee, CFA C.S. McKee, L.P.	Dunham Large Cap Value Fund	1	$200			270	$3,500	$3,700
Daniel J. Goldfarb, CFA Babson Capital Management LLC	Dunham Small Cap Value Fund	3	$1,093	1	$75.5	0	0	$1,168.5
Sam Rahman, CFA Baring Asset Management, Inc. (2)	Dunham Large Cap Growth Fund	1	$33.7	3	$158.9	2	$138.3	$330.8
David E. Semple Van Eck Associates Corporation	Dunham Emerging Markets Stock Fund	2	$269.08	1	$4.368	1	$12.10	$285.548
Jan E. Parsons Pier Capital, LLC(2)	Dunham Small Cap Growth Fund	42	$619.6	1	$39.0	-	-	$658.6
Vinay Ved Pier Capital, LLC(2)	Dunham Small Cap Growth Fund	42	$619.6	1	$39.0	-	-	$658.6

(1)Seneca employs a team approach in managing its client portfolios.  Albert Gutierrez is the CIO of fixed income and is responsible for oversight and management of all fixed income portfolios. Mr. Gutierrez is responsible for one pooled investment vehicle that has a performance-based fee with a value of $36.7 million.

(2) Mr. Rahman is responsible for one account that has a performance-based fee with a value of $13.2 million. Mr. John P. Calamos and Mr. Nick P. Calamos are responsible for one mutual fund with a performance-based fee with a value of $122.2 million and two limited partnerships with a performance-based fee with a total value of $85.8 million. Mr. Parsons and Mr. Ved are responsible for commingled clients that pay a performance-based fee with a value of $14.9 million.

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

PENN Capital Management’s (“PENN”) – PENN’s portfolio team, which includes Richard A. Hocker and Paulo J. Silva, consists of 12 portfolio managers, analysts and traders, and works as a team on all managed accounts and commingled funds.  Mr. Hocker and Mr. Silva represent the lead portfolio representatives for the Dunham High Yield Bond Fund.

PENN’s investment team must adhere to policies and procedures adopted by PENN Capital Management Company, Inc. designed to address any potential material conflicts of interest. For example, all accounts within the select investment disciplines managed by PENN’s investment team are managed in the same manner, adhere to specific investment guidelines and do not, absent special circumstances, differentiate from such investment discipline when allocating resources.  Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Van Eck Associates Corporation (“Van Eck”) -  Van Eck’s affiliate, Van Eck Absolute Advisers, Inc., (“VEARA”) serves as the general partner of Hard Asset Partners L.P., and  the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., and Long/Short Gold Portfolio Ltd. (together the “Private Funds”). VEARA is a wholly owned subsidiary of Van Eck Associates Corporation.

Van Eck (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the “Other Clients”) may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which Van Eck decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

When Van Eck implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds’ securities may be negatively affected.  For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if Van Eck served as adviser to only the Fund.  When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients.  The compensation that Van Eck receives from Other Clients may be higher than the compensation paid by the Funds to Van Eck. Van Eck does not believe that its activities materially disadvantage the Funds.  Van Eck has implemented procedures to monitor trading across the Funds and its other clients.

Calamos Advisors LLC (“Calamos”) -  Because, like most other advisors, Calamos manages a large number of accounts for mutual funds as well as individual investors, the potential for conflicts of interest is present.  Any potential conflicts are not specific to the Dunham Appreciation & Income Fund, but are inherent to the advisory business.

Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts.  The use of soft dollar research for accounts other than the Dunham Appreciation & Income Fund, even though within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, may be viewed by some as a potential conflict of interest.  Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients.  Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

Baring Asset Management, Inc. (“Baring”) - The potential for material conflicts of interest may exist when a portfolio manager has responsibilities for the day-to-day management of multiple accounts. Baring has identified areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by the Portfolio Manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  Baring has procedures in place to ensure fair treatment of clients in the allocation of trades.  Trades are pre-allocated to the relevant accounts before the order is relayed to the broker. Monitoring is undertaken on a sample basis by compliance to verify that the procedures governing fair allocation and fair participation have been followed and that there are no related issues which give rise to any concerns.

Other conflicts of interest may arise as a result of the Portfolio Manager managing both the Fund’s investments and the investments of other accounts, and the above is not a complete description of every conflict of interest that could be deemed to exist.

Seneca Capital Management LLC (“Seneca”) - Seneca has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Seneca may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Seneca and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Seneca may recommend or cause a client to invest in a security in which another client of Seneca has an ownership position.  Seneca has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  In the case where Seneca seeks to purchase or sell the same security for multiple client accounts, Seneca may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

Merganser Capital Management LP (“Merganser”) - Merganser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.  The governing philosophy for our trade allocation policy is that “The transaction will be allocated as to amount and price in a manner considered by Merganser’s portfolio managers to be fair and equitable to all clients participating in the transaction.”

Each of our portfolios is unique with regard to the securities that it holds and in most cases, the investment guidelines by which it is managed.  When we purchase securities, we often are looking for a particular type of security to meet the needs of a specific client’s portfolio. When we make such a purchase, that portfolio receives the allocation.

Merganser may aggregate securities to be purchased or sold in block trades so as to obtain the best execution and reduced transaction and brokerage costs. There are also occasions when we are offered securities at attractive prices that we know will fit one or more of our clients’ needs. In the aforementioned cases, it will be necessary to allocate the trade between more than one of our client accounts.  After consideration of factors, such as client guidelines or liquidity needs, the trade will be allocated to eligible accounts. If there is an inadequate quantity of the security to allocate it to all eligible accounts, we make the allocation by ranking our accounts in order of how the addition of the security will affect the overall portfolio construction.

Pier Capital LLC – Jan Parsons and Vinay Ved must adhere to policies and procedures adopted by Pier Capital, LLC designed to address any potential material onflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline whne allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Equity Trader trades all accounts through a block trade and the average share price is pro rated across all accounts.

ING Clarion Real Estate Securities (“Clarion”) – Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest. For instance, portfolio managers are responsible for all accounts within certain investment discipline when allocation resources. Additionally, Clarion utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fiar and equitable allocation.

Neuberger Berman Management Inc. - Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio. Securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Babson Capital Management LLC - Portfolio managers must adhere to policies and procedures designed to address any potential material conflicts of interest. For instance, portfolio managers are responsible for all accounts within certain investment discipline when allocation resources. Additionally, Clarion utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fiar and equitable allocation.

C.S. McKee, L.P. - Greg Melvin and Bob McGee must adhere to policies and procedures adopted by C.S. McKee L.P. designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources.  Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.  C. S. McKee L.P. trades accounts through a block trade and the average share price is pro rated across all accounts provided C.S. McKee L.P. has full discretion.

Compensation

Paulo Silva’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus.  The portfolio incentive bonus is dependent upon certain management fees generated by outperformance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark.  The bonus is ultimately determined and allocated by PENN’s executive committee.

Richard Hocker’s compensation is comprised of base salary, partnership interest share of the firm’s distributed operating income, and his share of PENN’s portfolio incentive bonus.  The portfolio incentive bonus is dependent upon certain management fees generated by out performance, net of fees, of all styles managed by PENN relative to the respective style’s benchmark.  The bonus is ultimately determined and allocated by PENN’s executive committee.

Van Eck’s investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods.  Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person.  Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest.  The firm does manage accounts with incentive fees.

Calamos  As of December 31, 2004, the portfolio managers receive all of their compensation from Calamos Asset Management, Inc. The portfolio managers have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary and a maximum discretionary target bonus.  The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary, ranging from 300% to 600% of base salary, with a maximum annual bonus opportunity of at least 150% of the target bonus. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus. Also, due to the portfolio managers’ ownership and executive management positions with Calamos and its parent companies, additional multiple corporate objectives are utilized to determine the discretionary target bonus. For 2004, the additional corporate objectives were advisory fee revenue, measured by growth in revenues compared to industry percentages; marketing effectiveness, as measured by growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to industry levels; and stock price performance.

The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%.  Prior to entering into employment agreements, John P. Calamos, Sr. and Nick P. Calamos each received compensation in the form of salary, bonus and distributions due to their unique ownership positions with Calamos, its parent company and their predecessor companies. At that time, compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions, with advisors managing comparably sized portfolios. Further, bonus and distributions were benchmarked against industry compensation standards, but also were determined by income growth, revenue growth and growth of assets under management.

Baring’s philosophy on compensation focuses on allowing key employees to participate in the success of our firm.  We are incentive oriented, in the sense that contribution to client results is more important than an individual’s title or longevity with the firm in determining their total compensation.  There are three components to our compensation package.

•      A competitive base salary.

•      An annual bonus.  For investment professionals, at least 2/3 of the bonus is based on investment performance.  We have put in place a detailed analytical system which tracks the 1 and 3 year performance of our investment professionals.  The remainder is a subjective assessment of the individual’s sharing of investment insights firm-wide and their efforts in client service.  The benefits of this approach are in the transparency and accountability that this methodology brings.

•      An equity-based long-term incentive award.  Approximately 100 key employees, including the majority of the investment staff, participate.  Each year a significant portion of bonuses is invested directly in phantom equity in Baring. These shares are valued quarterly based on a formula linked to firm revenues, profits, and assets under management.  Equity ownership in Baring is designed to promote a partnership culture within the organization.

Seneca believes that the firm’s compensation program is competitive and adequate to attract and retain high-caliber investment professionals.  Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

Following is a more detailed description of the compensation structure of the Funds’ portfolio managers identified in the Funds’ prospectus.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio manager’s long-term contributions to the firm. Seneca’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles.  All employees of Seneca participate in the annual bonus program.  Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

The Compensation Committee has discretion over the measurement of the components.  The Compensation Committee members include: Albert Gutierrez - Chairman of the Executive Committee, Sandy Monticelli - Chief Operating Officer and Dan Geraci - President of Phoenix Investment Partners.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including 401(k), health and other employee benefit plans.

Merganser - Each managers’ compensation consists of salary and bonus.  Their salary is determined by their overall job performance and value to Merganser.  Their bonus is based on salary level and the firm's change in revenue from year to year.  No portion of any manager's compensation is based in any way on the assets of the portfolio or its performance.  The managers’ also enjoys financial benefits from their equity positions in the firm.

Pier Capital, LLC – Jan Parsons and Vinay Ved each receive a fixed salary based on tenure as well as experience from Pier Capital, LLC. In addition, as partners, Mr. Parsons Mr. Ved receives a 50% equity distribution from Pier Capital, LLC.

Clarion - Clarion is a wholly owned subsidiary of the ING Group of The Netherlands.  Clarion retains a significant percentage of the pre-tax profits of the firm as an incentive compensation pool for employees.  In addition, each year that profits exceed preset levels the firm receives equity payments for distribution to senior employees of the firm.  All Clarion employees receive salaries and annual bonuses.  Bonuses are paid on the basis of performances of specific job objectives and as a function of overall firm profitability.  For directors, senior directors and managing directors, profit sharing and equity payment entitlements are used as incentive compensation.  These incentive payments arrangements are in place to maintain total compensation for key employees at levels competitive to those in the marketplace.  Contractual arrangements with director level employees contain “non-compete” arrangements whereby the employee agrees not to offer services to clients of Clarion and not to hire professional staff away from the firm.  These employment agreements ensure continued implementation of Clarion investment management process and low personnel turnover.

Neuberger Berman Management Inc. A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined  peer groups and  benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components  that comprise the portfolio  managers’ compensation  packages, including:  (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Our portfolio managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. We believe that our portfolio managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

We believe the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Babson Capital Management LLC - Babson Capital’s overarching compensation philosophy represents a pay-for-performance culture where top-quartile performers receive top-quartile compensation over the long-term.  The organization's approach to compensation is consistent across the broad equity platform, and over the long term we have come to believe that creating a compelling compensation program is an art and not a science; a formulaic approach can be disadvantageous.  To better help us make informed decisions we use McLagan Partners as a guide, in addition to other industry-specific resources.

Today, our compensation program consists of the following three components:

1.      A competitive base salary - Base salaries tend to be median relative to broad industry standards/guidelines for the most part - some investment professionals receive above-median salaries while others receive below-median salaries.  These decisions are driven by professional experience, length of time with the organization, and value of individual contributions.

2.      A cash bonus paid from a pool that is funded with 25% of annual pre-tax/pre-bonus income.

3.      A long-term incentives program, which is  typically funded by an additional 6-8% of pre-tax income, comprised of the following:

•      A deferred cash award that is vested and paid in annual installments over four years*

•      Stock Appreciation Rights (SAR)** program, which is comprised of two types of awards:

•      A 10-year SAR that vests 25% annually over four years

•      A 3-year SAR that cliff vests and is paid after three years

*Participants in this program are able to invest their respective interest in a variety of Babson Capital investment strategies.

**The value of stock appreciation rights is determined quarterly and is driven by a combination of earnings growth (50%), revenue growth (25%), and asset growth/retention (25%).  Further, 6 – 8% of pre-tax income funds this program.

For portfolio managers and research analysts, 25 - 35% of total annual compensation is typically comprised of incentives that encourage a long-term commitment to the success of the organization.  Benchmark-relative performance of each strategy is examined with a 2/3 weighting assigned to 3-year performance and a 1/3 weighting assigned to 1-year performance.  Portfolio performance is also evaluated over a one and three-year time horizon against competitive institutional peer group rankings provided by Callan Associates, Inc. and Frank Russell Company, as well as Lipper & Morningstar mutual fund rankings.  Portfolio managers who oversee multiple strategies are evaluated on both an asset weighted and equal weighted basis.

For our research analysts, compensation is largely driven by the performance of their stock recommendations, including:

•      What stock recommendations are purchased and subsequently sold by the portfolios

•      The success of sector over/underweight recommendations

Further, the performance of their stock recommendations are evaluated over one and three-year time horizons against broad benchmarks, sector benchmarks and industry benchmarks.

In addition to the quantitative factors that impact compensation, research analysts are also evaluated against the following qualitative factors:

•      Individual Productivity

•      Teamwork

•      Communication

•      Contribution to client service and asset growth

C.S. McKee, L.P. - Greg Melvin compensation is comprised of a base salary as well as being a partner in C S McKee.

Bob McGee compensation is comprised of a base salary; bonus based on the composite return of the product versus the appropriate benchmark (Russell 1000 Value) over a one and three year period and is a partner of the firm.

Ownership of Securities – October 31, 2005

The dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of October 31, 2005 is as follows:

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Jennifer K. Wynn, CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	None
Douglas A. Kelly, CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	None
Peter S. Kaplan, CFA Merganser Capital Management LP	Dunham Short-Term Bond Fund	None
Matthew R. Carson, CFA Merganser Capital Management LP	Dunham Short – Term Bond Fund	None
Albert Gutierrez, CFA, CIO Seneca Capital Management LLC	Dunham Corporate/ Government Bond Fund	None
Richard A. Hocker, CIO PENN Capital Management	Dunham High-Yield Bond Fund	None
J. Paulo Silva, CFA PENN Capital Management	Dunham High-Yield Bond Fund	None
T. Ritson Ferguson, CFA ING Clarion Real Estate Securities	Dunham Real Estate Stock Fund	None
John P. Calamos, Sr., CIO Calamos® Advisers LLC	Dunham Appreciation & Income Fund	None
Nick P. Calamos, CFA Calamos® Advisers LLC	Dunham Appreciation & Income Fund	None
Benjamin Segal, VP Neuberger Berman Management Inc.	Dunham International Stock Fund	None
Gregory M. Melvin, CFA, CFP C.S. McKee, L.P.	Dunham Large Cap Value Fund	None
Robert A. McGee, CFA C.S. McKee, L.P.	Dunham Large Cap Value Fund	None
Paul S. Szczygiel, CFA Babson Capital Management LLC	Dunham Small Cap Value Fund	None
Robert K. Baumbach, CFA Babson Capital Management LLC	Dunham Small Cap Value Fund	None
Sam Rahman, CFA Baring Asset Management, Inc.	Dunham Large Cap Growth Fund	None
David E. Semple Van Eck Associates Corporation	Dunham Emerging Markets Stock Fund	None
Jan E. Parsons Pier Capital, LLC	Dunham Small Cap Growth Fund	None
Vinay Ved Pier Capital, LLC	Dunham Small Cap Growth Fund	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, each Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. Each Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Advisers or the Funds. It is not the policy of the Sub-Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, each Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Each Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Each Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. Each Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, each Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Advisers by or through brokers.

Certain broker-dealers, which provide quality execution services, also furnish research services to each Sub-Adviser. Each Sub-Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the sub-advisers with respect to the accounts as to which it exercises investment discretion. Accordingly, each Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to each Sub-Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal year ended October 31, 2005, the Funds paid brokerage commissions of approximately $157,094. For the fiscal year ended October 31, 2005, the Funds paid  no affiliated brokerage commissions.

During the fiscal year ended October 31, 2005, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended October 31, 2005	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended October 31, 2005
Dunham Short-Term Bond Fund	None	None
Dunham Corporate/Government Bond Fund	None	None
Dunham High-Yield Bond Fund	$31,709	$13,250,613
Dunham Real Estate Stock Fund	$764	$411,078
Dunham Appreciation & Income Fund	$38,529	$39,644,888
Dunham International Stock Fund	None	None
Dunham Large Cap Value Fund	$16,382	$23,088,426.94
Dunham Small Cap Value Fund*	$22,208	$14,249,834
Dunham Large Cap Growth Fund	$18,873	$15,266,309
Dunham Emerging Markets Stock Fund	$64,158	$23,299,229
Dunham Small Cap Growth Fund	None	None

* As outlined in the Form ADV Part II, Babson Capital Management, LLC (“Babson Capital”) negotiates soft dollar arrangements pursuant to which it receive specific research products or services in exchange for the expectation, but not the obligation, that a certain amount of brokerage commissions will be directed to a particular broker-dealer.  Babson Capital’s soft dollar arrangements are for products and services that are intended to qualify as brokerage or research products or services under Section 28(e) of the 1934 Act.  The research services that Babson Capital may obtain from broker-dealers with whom it has negotiated arrangements include analytical tools, pricing services, research related computer hardware and software equipment and on-line research.  Some of these research services may include such products as are described below:

American Stock Exchange – Provides Real-time quotes through various vendors such as Bridge, Bloomberg, ILX, and Reuters

Baseline – Provides three key perspectives: fundamental data, price and volume charts, and valuation models.  Current and historical data on companies, industries and market indices are also provided.  Price charts provide performance, technical analysis and comparisons of a stock’s price action vs. other stocks, industry groups or indices.  The valuation model analyzes stock price relative to core earnings, dividends, and interest rates, and identifies opportunities.

Barra – Provides software and technology for global investment decision-making.  Barra’s software and services analyze equity, fixed income, currency, and other financial instruments.  Barra also offers consulting services, information services, trading-related software, and other specialized software.

Bloomberg Financial Markets - Multi-faceted online database for financial decision making.  Provides real-time and historical information in both data and chart formats.  Provides news on companies.

Bridge Information Systems, Inc. – Provides timely market information and trading services for institutional investors and market professionals.  Bridge provides last sale as well as historical information.  It provides technical and fundamental analytics, financial news and investment research, and information on the market as a whole.

Dow Jones News – Market news available through many delivery options.

FactSet Data Systems – Provides integrated access to company fundamentals earnings estimates, security prices and textual information through a library of global databases.  It also provides analytical tools including screening, custom report writing and charting.  Also provides Portfolio Manager Workstation, which allows the portfolio manager to view his portfolio construction in different ways.

NASDAQ – Provides real-time trades and quotes information for NASDAQ and OTC equities

New York Stock Exchange (NYSE) – Provides real-time quotes through various vendors such as Bridge, Bloomberg, ILX, and Reuters.

Options Price Reporting Authority (OPRA) – Provides real-time quotes through various vendors such as Bridge, Bloomberg, ILX, and Reuters.

The Generation of Credits

Babson Capital may generate soft dollar credits on eligible transactions either through a set ratio or by pooling credits generated on transactions in its client’s accounts with a particular broker dealer.  Under the first option, Babson Capital negotiates a set ratio for soft dollar transactions with a particular broker dealer (“soft dollar ratio broker”).  Under the latter option, when Babson Capital executes a transaction with a soft dollar pool broker at five cents per share, 3 cents of the total commission will go toward execution and the remaining 2 cents is put into a soft dollar account or “pool” at the soft dollar pool broker for Babson Capital’s benefit.  These pooled credits are then used by Babson Capital to pay for third party products and services (noting that at all times broker x has the financial responsibility to pay for the particular product or service).   The difference between the two options being when the ratio is applied (in the first instance the ratio is applied to the product or service whereas in the second instance the ratio is applied to the commission itself and then the pool broker in turn takes the credits generated or split from each transaction to pay for the product or service).

The following is a list of soft dollar ratio brokers and soft dollar pool brokers with whom Babson Capital currently has a soft dollar arrangement:

Soft Dollar Ratio Broker	Soft Dollar Pool Broker
Blackwatch Securities	Cantor Fitzgerald
Bridge Trading Company	ITG Channel
Capital Institutional Services	Jefferies
Citation	Knight Securities International
Davis, Mendel & Regenstein	Labranche Financial
ESI Securities	Liquidnet
FactSet Data Systems	Posit Desk
Lehman Brothers	Posit ITG
Spear Leeds Kellogg	Pulse Trading
Standard & Poors	Susquehanna Bancshares
WM O’Neil & Co.	Weeden
Weeden Program Desk

The amounts above summarize the commissions paid by your account for which Babson Capital generated soft dollars (please note that the total commission is reported.  Therefore, the ratio’s or commissions splits above should be applied to the “Average Comm/Share” column should you wish to determine the specific amounts designated to each category (i.e. execution, soft dollar pool, or soft dollar ratio).

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund’s net assets by the number of its shares outstanding. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

PURCHASES

Shares of each Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the New York Stock Exchange, which ever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day.  Requests received after the cut off time (except for legal requests mad on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV.  Each Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares.  Although each Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or if redemption proceeds are to be paid to someone other than the shareholder at the shareholder’s address of record, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) for any period during which trading on the NYSE is restricted or such exchange is closed, other than customary weekend and holiday closings, (b) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of the Fund is not reasonably practicable, or (c) during any period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds of the Trust, and the actual or prospective shareholders of one or more of the Funds.  The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Funds and is not intended to constitute tax advice to any person.  The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction.  The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan.  PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

DISTRIBUTIONS

Distributions of net investment income.  The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. The Funds are permitted to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” the Funds receive.  A “qualified dividend” for this purpose is generally a dividend the Funds receive from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a so-called qualified foreign country (other than a corporation that is a “foreign personal holding company,” foreign investment company,” or “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Funds if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Funds make.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Funds may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Funds.  The reduced rate applicable to net capital gains applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a Regulated Investment Company from the sale of portfolio securities occurring on and after May 6, 2003.  Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals.  Any net capital gains the Funds realize generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Funds will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Funds’ shares for a full year, the Funds may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

The Funds intend to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Funds generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Funds if it determines this course of action to be beneficial to shareholders. In that case, the Funds would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Funds’ earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts:

•      98% of its taxable ordinary income earned during the calendar year;

•      98% of its capital gain net income earned during the twelve month period ending October 31; and

•      100% of any undistributed amounts of these categories of income or gain from the prior year.

The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules should be added to your tax basis in your newly acquired shares.  Please consult your tax-advisor for further information.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay. The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Funds.  All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives. If a Fund invests in certain options, futures, forwards, or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Constructive sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss.  This rule could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

At October 31, 2005, capital loss carryforwards available to offset future capital gains, if any, are as follows:

Fund	Expiration Date October 31, 2013
Dunham Short-Term Bond Fund	$332,430
Dunham High-Yield Bond Fund	5,832

BACKUP WITHHOLDING

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting and Dougherty, LLP whose address is Two Penn Center, Suite 820, Philadelphia, PA 19102, serves as the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds’ and the offer and sale of their shares has been provided by Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

FINANCIAL STATEMENTS

The financial statements of the Dunham Funds for the year ended October 31, 2005, which are included in the Funds’ Annual Report to Shareholders dated October 31, 2005, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent registered public accounting firm’s reports.

APPENDIX A

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

  AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B

DAVID L. BABSON & COMPANY INC.

PROXY VOTING POLICIES AND PROCEDURES

Amended and Restated as of July 1, 2003

I.  Purpose

The purpose of these proxy voting policies and procedures (the “Policy”) is to ensure that David L. Babson & Company Inc. (“Babson”) fulfills its responsibility under Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Rule 206(4)-6 requires, among other matters, that Babson adopt written policies and procedures that are reasonably designed to ensure that Babson votes client securities in the best interests of such clients and describe how Babson addresses material conflicts that may arise between Babson’s interests and those of its clients.

II.  Proxy Voting Policy

Babson views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor’s returns).  To implement this general principle, it is Babson’s policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS’s proxy voting guidelines.  A summary of ISS’s current proxy voting guidelines is attached as Appendix A.

Babson recognizes, however, that there may be times when Babson believes that it will be in the best interests of clients holding the securities to be voted to (1) vote against ISS’s recommendations or (2) in cases where ISS has not provided Babson with any recommendations with respect to a proxy1, vote against ISS’s proxy voting guidelines.  Babson may vote, in whole or part, against ISS’s recommendations or ISS’s proxy voting guidelines, as applicable, if such vote is authorized by the Policy.  The procedures set forth herein are designed to ensure that votes against ISS’s recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”). For purposes of the Policy, a Material Conflict shall mean any position, relationship or interest, financial or otherwise, of Babson (or any person authorized under the Policy to vote proxies on behalf of Babson) that would or could reasonably be expected to affect Babson’s or such person’s independence or judgment concerning how to vote proxies.

III.  Administration of Proxy Voting Policy

A.  Proxy Committee:  Babson hereby creates a standing committee of Babson officers to be called the Proxy Committee.  Members of the Proxy Committee shall be appointed (and may be discharged) by the Chief Executive Officer of Babson.  The Committee shall (1) review the Policy and Babson’s implementation of the Policy, including ISS’s Guidelines and how proxies have been voted, at least annually to ensure that it serves its intended purpose, (2) make such amendments to the Policy as it deems necessary or appropriate to ensure that proxies are voted in clients’ best interests, provided that any such amendment is approved by Babson’s Chief Executive Officer and General Counsel, (3) approve the Proxy Voting Form(s), (4) provide for the disclosures required by Section VI below, and (5) report to Babson’s Board of Directors regarding any amendments to the Policy.  A majority of the members of the Proxy Committee shall constitute a quorum for the conduct of business and the act of a majority or more of the members present at a meeting at which a quorum is present shall be the act of the Proxy Committee.  The Proxy Committee may also act by a written instrument signed by a majority of its members.  The Proxy Committee may also designate one or more Proxy Committee members who shall each be individually authorized to vote proxies to the extent provided in Section IV.

B.  Proxy Administrators:  Babson’s Chief Operating Officer shall designate one or more Proxy Administrators (each, a “Proxy Administrator”).  The Proxy Administrator shall have such responsibilities as are set forth in this Policy and such additional responsibilities as may be provided for by the Proxy Committee.

IV.  Proxy Voting Procedures

A.  New Account Procedures:  Babson’s investment management agreements for its institutional equity investment accounts and its private clients group accounts generally convey the authority to vote proxies to Babson.  When the agreement states that the client has delegated proxy-voting authority to Babson, Babson will vote such proxies in accordance with this Policy.  In the event a client makes a written request that Babson vote in accordance with such client’s proxy voting policy and provides the client’s proxy voting policy to Babson, Babson will vote as instructed by the client.  In the event a contract is silent on the matter, Babson should get written confirmation from such client as to its preference, where possible.  Because proxy voting is integral to the investment process, Babson takes the position that it will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

B.  Handling of Proxies:  All proxy statements and proxy cards received by a Babson employee are to be immediately forwarded to the designated Proxy Administrator for logging and posting of votes.  If a proxy statement is received by an office for which there is no Proxy Administrator, such proxy statement shall be immediately forwarded to the Springfield Proxy Administrator.

C. Voting Proxies:  Babson will generally vote all client proxies in accordance with ISS’s recommendation or proxy voting guidelines, unless a person(s) authorized by the Proxy Committee (each, a “Proxy Analyst”), the Proxy Committee or designated member of the Proxy Committee, as applicable, determines that it is in clients’ best interests to vote against ISS’s recommendation or proxy voting guidelines2.  In these cases:

▪    If (i) a Proxy Analyst recommends that a proxy should be voted against ISS’s recommendation or proxy voting guidelines, and (ii) no other Proxy Analyst  reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst’s recommendation.  Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict personal to him or her self or a Babson Material Conflict.  In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS’s recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients’ best interests.

No employee, officer or director of Babson or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson votes any proxy, unless such person has been requested to provide such assistance by a Proxy Analyst or Proxy Committee member and has disclosed any known Material Conflict.  Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson’s General Counsel.

V.  Required Disclosures/Client Request for Information

Babson shall include a concise summary of this Policy in its Form ADV Part II, as well as instructions as to how an advisory client may request a copy of the Policy and/or a record of how Babson voted the client’s proxies.  Any client requests for copies of the Policy or a record of how Babson voted the client’s proxies shall be directed to the designated Proxy Administrators, who shall provide the information to the appropriate client service representative in order to respond to any such client in a timely manner.

VI. Record Keeping Requirements

For Babson’s equity investment clients for which it has discretionary proxy voting authority, Babson has contracted with ISS to retain:

(1)    All proxy statements regarding client securities; and

(2)    All records of votes cast on behalf of clients

for such time periods set forth in the SEC Rule 206(4)-6, under the Advisers Act.

For all other clients and for any proxies received with respect to which ISS has not provided Babson with a recommendation; such information shall be retained by the Proxy Administrators for the Babson office receiving the proxy for such time periods set forth in the SEC Rule 206(4)-6 under the Advisers Act.  To the extent that such records relate to proxies voted on behalf of an investment company for which Babson serves as investment adviser or investment sub-adviser, such records shall include the following detail:

(1)    The name of the issuer of the portfolio security;

(2)    The exchange ticker symbol of the portfolio security;

(3)    The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security, if available;

(4)    The shareholder meeting date;

(5)    A brief identification of the matter voted on;

(6)    Whether the matter was proposed by the issuer or by a security holder;

(7)    Whether the investment company client cast its vote on the matter;

(8)    How the investment company client cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(9)    Whether the investment company client cast its vote for or against management.

In addition, the Proxy Administrator for each office shall retain for such time periods as set forth in the SEC Rule 206(4)-6 under the Advisers Act:

(1)    The Policy and any amendments thereto;

(2)    All Proxy Voting Forms (including any related document created by the Portfolio Manager or the Proxy Committee that was material to making a decision on how to vote the proxy); and

(3)    All records of client written requests for proxy voting information and the responses thereto.

VII. Amendments

This Policy has been approved by the Chief Executive Officer and General Counsel of Babson and may be amended by the Proxy Committee with the approval of the Chief Executive Officer and the General Counsel.

APPENDIX A

    Effective February 1, 2004

ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS’s proxy voting policy guidelines.

1.  Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•     Tenure of the audit firm

•     Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

•     Length of the rotation period advocated in the proposal

•     Significant audit-related issues

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

•     Insiders and affiliated outsiders on boards that are not at least majority independent

•     Directors who sit on more than six boards

•     Compensation Committee members if there is a disconnect between the CEO’s pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure,  including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

2.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.  In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

3.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.  Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

4.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

5.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

6.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

*    It is intended for financing purposes with minimal or no dilution to current shareholders

*    It is not designed to preserve the voting power of an insider or significant shareholder

2.   Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

•     The plan expressly permits repricing without shareholder approval for listed companies; or

•     There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•     Historic trading patterns

•     Rationale for the repricing

•     Value-for-value exchange

•     Option vesting

•     Term of the option

•     Exercise price

•     Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

*    Purchase price is at least 85 percent of fair market value

*    Offering period is 27 months or less, and

*    Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•     Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

•     Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

2.   Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

•     FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

•     AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia) Limited

Proxy Voting Policies and Procedures

For North American Clients

Functional Responsibility

Investment Managers (US SIT)

Global Events Department

London Proxy Voting Committee

TOPIC

Executive Summary

A.         Overview of Proxy Voting Responsibilities

            1.  Client That Are Affected By These Policies

            2.  Investment Manager Responsibilities

            3.  The Proxy Voting Committee

B.         Proxy Voting Procedures

C.         Proxy Voting Policies

D.         Recordkeeping

Rider

Baring Asset Management, Inc.

Baring International Investment Limited

Baring Asset Management (Asia) Limited

(together, the “Companies”)

Proxy Voting Policies and Procedures

For North American Clients

Executive Summary

               The Companies owe fiduciary, contractual, and statutory duties to vote proxies on the securities that we manage for many of our clients.  A breach of our proxy voting responsibilities may lead to financial and reputational damage to the Companies.  Proxy proposals are reviewed and transmitted to Barings’ third party proxy administrator (“ISS”) by the Global Events department in London.  However, investment managers (or SIT heads, if investment managers are indisposed) are principally responsible for ensuring that proxy voting in respect of their portfolio holdings takes place in accordance with these procedures.  For proxies concerning routine corporate governance matters, the Companies generally vote in favor of management proposals or with managements’ recommendations.  For “non-routine” matters, investment managers must determine the proxy vote that will maximize the value of clients’ securities holdings.

Summary responsibilities are set forth below:

Investment Managers:

•      Identify and ensure the Global Events department is aware of impending shareholder meetings and proxy proposals regarding non-routine matters;

•      Instruct the Global Events department regarding the proxy votes to be cast on all “non-routine” matters;

•      Notify the Proxy Voting Committee prior to casting proxy votes contrary to these Proxy Voting Policies;

•      Ensure that the Proxy Voting Policies are implemented in regard to the proxies appurtenant to securities in their portfolios; and

•      Identify “non-routine” proxy proposals

The Global Events Department:

•      Collects proxy proposals from ISS and investment managers;

•      Reviews proxies to gauge whether proposals concern “routine” matters at annual shareholder meetings, in which case custodians are instructed to vote “for” management;

•      Distributes proxies concerning all “non-routine” proposals to investment managers, and collects completed proxy voting instructions from investment managers;

•      Verifies that Proxy Voting Committee has been notified for any proxy vote to be cast that is contrary to these Policies;

•      Notifies ISS regarding the votes cast by the Companies; and

•      Maintains records of the Companies’ proxy votes, and the reasons therefore, for review by investment managers, clients, and government agencies.

The Proxy Voting Committee:

•      Establishes and reviews the Companies’ proxy voting policies;

•      Advises investment managers upon request regarding unusual proxy proposals;

•      Reviews recommendations of investment managers who suggest casting proxy votes that are contrary to the Companies’ policies; and

•      Reviews, quarterly, the proxy votes cast by the Companies.

The Onsite system identifies clients for whom the Companies vote proxies.  The Global Events and Legal departments can provide additional details, if needed.

               The Companies have prepared a synopsis of these procedures that may be disseminated to clients and prospective clients of the Companies.  Please contact the Client Services department for a copy of that synopsis.  In addition, Clients may obtain a complete copy of the Companies’ proxy voting policies and procedures by contacting Baring Asset Management, Inc.’s Legal and Compliance Department at (617) 946-5200.

Proxy Voting Policies and Procedures

For North American Clients

A.           Overview of the Companies’ Proxy Voting Responsibilities

1.            Clients That Are Affected By These Policies

For many clients, the Companies have assumed contractual responsibility to vote proxies on the securities that we manage for those clients’ accounts.  For ERISA clients (i.e., employee benefit plans formed pursuant to the Employee Retirement Income Security Act of 1974), the Companies owe fiduciary and statutory duties to vote proxies on client securities unless the clients explicitly have retained the obligation to do so.  The Companies vote proxies for those North American clients who have invested in certain commingled funds , but do not vote proxies for clients who have invested in the “active/passive” commingled funds maintained at State Street Bank, which retains authority to vote proxies for those clients.  Please review the Onsite system or contact the Global Events or Legal departments to ascertain whether a particular client has delegated proxy voting responsibility to the Companies.

2.            Investment Managers Must Ensure That Proxy Voting On Securities

In Their Portfolios Takes Place In Accordance With These Procedures

The Global Events department in London (tel. ext. 1529, fax ext. 1742) coordinates the collection of proxy proposals, instructs ISS on proxy votes, and maintains records, by client and security, of proxy votes and the reasons therefore.  Investment managers, however, are most familiar with the companies that have issued proxies and the potential ramifications on corporate governance and share values of particular proxy votes.  Consequently, investment managers must identify and ensure that the Global Events department is aware of impending shareholder meetings and proxy proposals (as described below), and instruct the Global Events department on how votes should be cast.  Investment managers are primarily responsible for ensuring that proxies on holdings in their portfolios are voted in accordance with these procedures.

3.            The Proxy Voting Committee

The Companies have established a Proxy Voting Committee to set policies and review, at least quarterly, the proxy votes that were cast by the Companies.  The Proxy Voting Committee is available to investment managers, analysts, and other personnel for advice on voting unusual proxy proposals.  Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast, and present reasons for recommending votes that are contrary to policies.  The Global Events department will record whether investment managers have instructed how the Companies should vote on non-routine proxy matters and ensure that Investment Managers have sought guidance from the Proxy Voting Committee before casting votes that contravene the Companies Proxy Voting Policies.  For additional information or assistance, please contact Amanda Bustard (London, ext. 1529) or Daniel P. Barry (Boston, ext. 5311).

B.           Proxy Voting Procedures

1.     The Companies employ a third-party vendor, ISS, to review specific proposals and notify the Companies of upcoming shareholder meetings.

2.     In most cases, the Global Events department will determine whether a proxy proposal concerns a routine matter or a non-routine matter (see “Proxy Voting Policies, #3” below.)  The Global Events department maintains “standing instructions” (described below) that direct ISS to vote routine proposals at annual shareholder meetings for issuers located in geographic regions with well-established markets.  Despite standing instructions, the Global Events department endeavors to review each proxy proposal to ensure that non-routine proposals (regarding, for example, a merger, acquisition, or the implementation of anti-takeover measures) are identified and forwarded to appropriate investment managers for full consideration.  To reiterate, however, investment managers are responsible for ensuring that non-routine matters are identified as such and voted in a manner designed to maximize the value of client securities holdings.  Investment managers must ensure that the Global Events department is aware of pending non-routine proposals and advise the Global Events department accordingly.

3.     The Global Events department reconciles proxies with client holdings. The Global Events department additionally maintains records, by client and security issuer, of each proxy vote cast and the reasons therefore.  The Global Events department will keep and maintain such records for inspection by clients and government agencies.

4.     Special Circumstances: Some non-U.S. securities issuers impose fees on shareholders or their custodians for exercising the right to vote proxies.  Other issuers may “block,” or prohibit, shareholders from transferring or otherwise disposing of their shares for a period of time after the securities holders have noticed their intent to vote their proxies.  Moreover, some issuers require the registration of securities in the name of the beneficial owners before permitting proxies to be cast, and thus mandate the disclosure of the identity of beneficial owners of securities, which may be contrary to our clients’ wishes.  In these instances, the Global Events department will notify the appropriate investment managers of the costs or restrictions that may apply in voting proxies.  Investment managers and the Global Events department, with guidance from the Proxy Voting Committee if desired, will weigh the economic benefit to our clients of voting those proxies against the cost of doing so.

The U.S. Department of Labor (the “U.S. Labor Department”), which enforces ERISA, recognizes that ERISA clients may incur additional costs in voting proxies appurtenant to shares of non-U.S. corporations.  The U.S. Labor Department advises that investment advisers, such as the Companies, should weigh the effect of voting our clients’ shares against the cost of voting.  Moreover, in choosing whether to purchase the shares of certain non-U.S. corporations, the Companies’ investment managers should consider whether the difficulty and expense of voting the proxies is reflected in the market price of those shares.  Investment managers should consult the Global Events department to ascertain the anticipated costs of voting proxies on certain non-U.S. corporations.

C.           Proxy Voting Policies

1.     The Companies’ fiduciary obligation is to maximize the value of our clients’ shareholdings, and our proxy voting decisions are made with that aim.  For ERISA clients, the U.S. Labor Department has stated that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries (i.e., investment advisers) should make proxy voting decisions with a view to enhancing the value of the shares of stock.”

2.  The Companies will vote proxies on all proposals, except in those instances when investment managers determine that the economic returns of voting proxies issued by non-U.S. corporations are outweighed by the costs that would be incurred by client accounts.

3.     The Companies follow general voting guidelines, but recognize the importance of reviewing each proposal.  The Companies’ voting guidelines concern, for the most part, proxies on “routine,” or non-controversial, matters of corporate governance.  Investment managers ultimately are responsible for determining whether a proposal concerns a routine matter or a non-routine matter.

4.     The Companies generally vote in favor of management proposals on the following ballot items:

a.     re-election of directors who have satisfied their fiduciary duties;

b.     amendments to employee benefit plans;

c.     approval of independent auditors;

d.     directors’ and auditors’ compensation;

e.     directors’ and officers’ indemnification;

f.     financial statements and allocation of income;

g.     dividend payouts;

h.     authorization of share repurchase programs; and

i.      elimination of cumulative voting.

5.           Investment managers are responsible for advising the Global Events department on how votes should be cast on the following “non-routine” ballot measures:

a.     changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

b.     changes to the issuer’s capitalization due to stock splits and stock dividends;

c.     the elimination of pre-emptive rights for share issuance;

d.     the creation of, or changes to, anti-takeover measures, including shareholder rights plans (i.e., “poison pill” plans);

e.     stock option plans, and other stock-based employee compensation or incentive plans;

f.     the addition, deletion, or changes to super-majority voting requirements;

g.     mergers or acquisitions;

h.     the establishment or alteration of classified boards of directors; and

i.      change-in-control provisions in management compensation plans.

6.            The Companies examine shareholder proposals in the same light that we review management proposals: to determine whether such proposals will maximize overall returns on our clients’ shareholdings, in accordance with ERISA and our fiduciary duties.  The Companies generally vote in favor of the following ballot items, that often are proposed by shareholders:

      a.     requiring auditors to attend the corporation’s annual shareholders’ meeting;

      b.     establishing an annual election of the board of directors;

      c.     establishing audit, nominating, or compensation committees;

      d.     requiring shareholder approval of amendments to the by-laws and corporate articles;

      e.     requiring a shareholder vote on the creation of shareholder rights plans, and calling for the repeal of anti-takeover measures; and

      f.     requiring reasonable expansion of financial or compensation-related reporting.

7.            The Companies do not support proposals that would impose geographic or other restrictions on the businesses conducted by the issuers of the securities we manage for clients.  The Companies do, of course, respect the investment guidelines of clients who choose not to own securities of companies that engage in certain lines of business or in certain regions.  Investment managers must notify the Global Events department if a client has instructed the Companies regarding proxy voting on particular issues of corporate governance of other matters.

8.            Due to the volume of proxies received by the Companies and the routine nature of many proposals presented at annual shareholders meetings, the Companies maintain “standing instructions” with ISS to vote “in favor” of management proposals at annual shareholder meetings.  The standing instructions regard only annual shareholder meeting for issuers located in the U.S., Canada, and well-developed Pacific Basin  countries.  Investment managers are responsible for ensuring that any non-routine matters to be voted upon at annual meetings are evaluated and voted in accordance with these policies.  The standing instructions are subject to review by the Investment Managers, Proxy Voting Committee and the Global Events department.  The Companies do not maintain standing instructions for proxies to be cast at “extraordinary” or special shareholders meetings.

9.            Investment managers who recommend casting proxy votes that are contrary to the Companies’ policies must contact the Proxy Voting Committee before instructing the Global Events department on how such votes should be cast.  The Global Events department is responsible for ensuring that investment managers have contacted the Proxy Voting Committee before such votes are cast.

10. Investment Managers are responsible for: (a) identifying situations where there may be a material conflict between the Companies’ (including affiliates) interests and those of its clients concerning proxy votes and, (b) raising such matters with the Proxy Voting Committee before instructing the Global Events Department on how such votes should be cast.  The Proxy Voting Committee will review the matter.  If the Proxy Voting Committee determines that the facts present a material conflict of interest, the Companies will disclose the material conflict to the client(s) and obtain written consent from the client(s) before voting.

D.           Recordkeeping

The Companies must retain the following documentation as it relates to proxy voting:

1.         Proxy voting policies & procedures;

2.         Proxy statements received regarding client securities;

3.         Records of votes cast on behalf of clients;

4.         Records of written client requests;

5.         Records of written responses from the Companies to either written or oral client requests; and

6.         Documents prepared by the Companies that were material to the decision on how to vote, or that memorialized the basis for the decision.

The above proxy voting records must be maintained in an easily accessible place for five years, the first two in an appropriate BAM office.

Rider 7

With respect to The Asia Pacific Fund, Inc. and the Greater China Fund, Inc. (“Funds”), the Companies will disclose the material conflict in writing to the person or persons designated by the Funds, and the Companies will be entitled to rely on the written consent of such person or persons; provided, however, that no such disclosure and consent will be required regarding any matter giving rise to a conflict of interest if:

(i)  the matter is a routine, non-controversial matter, as determined pursuant to “Proxy Voting Policies,” #3;

(ii)  the matter is one for which there is a general voting policy under “Proxy Voting Policies,” #4 or #6 and the instructions regarding the vote will be consistent with the general proxy voting policy on such matter; or

(iii)  the instructions regarding the vote will be contrary to the interest of the party giving rise to the conflict of interest.

The Companies will promptly notify the Funds of any material change in these Proxy Voting Policies and Procedures for North American Clients.

Proxy Voting Policies and Procedures

For North American Clients

Summary of Revisions

Date of Board Approval:        28 September 2004

Date of Last Annual Review:

Date of Last Periodic Review:

Date of Change	Page	Section/Paragraph	Summary of Change

PROXY VOTING POLICY

C.S. McKee, L.P.

Objective

The objective of our proxy voting process is to maximize the long-term investment performance of our clients.

Policy

It is our policy to vote all proxy proposals in accordance with management recommend-ations except in instances where the effect of particular resolutions could adversely affect shareholder value.  In such cases, it is our policy to vote against these proposals.  Examples of proposals which could negatively impact shareholder interests include, but are not limited to the following:

1.      Anti-takeover amendments such as fair price provisions and staggered board provisions.

2.      Poison pill provisions designed to discourage another entity from seeking control.

3.      Greenmail attempts.

4.      Golden parachutes and related management entrenchment measures.

5.      Oversized stock option grants, strike price revisions.

Procedure:

Our procedure for processing proxy statements is as follows:

1.      Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review.  Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.

2.      If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management.  The vote will be reviewed and signed by the Chief Investment Officer, or in his/her absence, by the senior equity portfolio manager.

3.      If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.

4.      After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, he will vote against those proposals.

5.      The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.

6.      Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant.

7.      The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

ING CLARION REAL ESTATE SECURITIES

DESCRIPTION

PROXY VOTING POLICIES AND PROCEDURES

As of July 31, 2004

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities (“Clarion”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates.  Additionally, the Compliance Officer will provide Clarion’s proxy voting agent, Investor Responsibility Research Center (“IRRC”), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with IRRC and the analyst to ensure the vote decision is processed in a timely fashion.  The Compliance Officer will monitor IRRC to assure that all proxies are being properly voted and appropriate records are being retained.  IRRC retains a copy of each proxy statement that IRRC receives on Clarion’s behalf, and these statements will be available to Clarion upon request.  Additionally, Clarion will rely on IRRC to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.  The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.  If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves.  In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion’s proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion.  These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Compliance Officer, Heather A. Trudel, via e-mail at heather.trudel@ingclarion.com, or telephone (610) 995-8907, to obtain a copy of these policies and procedures or to request information on such client's proxies.  A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

PIER CAPITAL LLC

Proxy Voting Policy

Proxy voting on behalf of our client is a responsibility Pier takes seriously.  In accordance with the SEC rule 206(4)-6 under the Investment Advisers Act of 1940, we are disclosing our principles and procedures governing such voting, to our clients.

Principles

We believe our principles and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established by our investment management agreements and proxy voting guidelines have been tailored to reflect these specific contractual obligations.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

Procedures

We have engaged an outside firm, ProxyEdge, to assist us in voting proxies. ProxyEdge keeps us informed of shareholders meeting dates, historical vote information, and votes proxies in accordance with our instructions.

Our investment philosophy is to purchase quality companies for the portfolios of our clients. One of the main criteria for quality is good management, and such management would be expected to only recommend shareholder-friendly proposals for voting. Were they not to do so, we would be likely to sell such securities rather than try to attempt to influence the proxy-voting outcome by voting against such a proposal. Therefore, in most cases, Pier votes in alignment with management’s recommendations, but will vote against if there is a conflict with shareholder value.  As fiduciary to ERISA plans, we are required to vote consistent with the ERISA policy.  Further, we will, to the extent possible, comply with each client's proxy voting policy.

Conflict of Interest

If the client instructs us to follow their voting decisions contrary to our advice, we will disclose the conflict and vote according to their request, unless when doing so would be otherwise unlawful.

We will not vote where:

➢     a client has informed us that they wish to retain the right to vote,

➢     a proxy is received for a client no longer under the advice of our firm,

➢     the cost of voting would exceed any anticipated benefit to the client,

➢     a proxy is received for a security we no longer hold,

➢     a client has elected to loan out a security.

Recordkeeping

Records are maintained detailing the manner in which proxy votes were cast.  All records will be retained for at least five years.  Clients may request copies of proxy voting by calling 1-800-323-2302 or by sending a written request to: Pier Capital, LLC, One Stamford Plaza, 10th Floor, 263 Tresser Blvd., Stamford, CT  06901, Attn: Proxy Voting.  Clients may review proxy voting principles and procedures, which are occasionally updated, on-line at http://www.piercap.com/.

More Information

Please contact Pier Capital, LLC., Veronica Maguire, Chief Compliance Officer at 203-425-1440 for more information about our proxy voting policy.

VAN ECK GLOBAL

PROXY VOTING POLICIES

Adopted July 30, 2003

Amended April 20, 2004

INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities.  An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

              Resolving Material Conflicts of Interest

•      A “material conflict” means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser”), or an “affiliated person” of a Van Eck mutual fund in excess of $60,000.  Examples of when a material conflict exists include the situation where an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company; a portfolio company that is a significant selling agent of Van Eck’s products and services; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship.  In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

•      Conflict Resolution.  When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

              Voting Client Proxies

•      The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise.  There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client.  (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).

•      The portfolio manager or analyst covering the security is responsible for making voting decisions.

•      Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that proxies are timely voted.

DISCLOSURE TO CLIENTS

•      Notification of Availability of Information

Client Brochure.  The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted.

The Client Brochure or Part II of Form ADV will be mailed to each client annually in June of each year.

The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

•      Availability of Proxy Voting Information

Hard Copy.  At the client’s request or if the information is not available on VEAC’s website, a hard copy will be mailed to each client.

Internet.  Proxy voting information will be available to each client on VEAC’s website at vaneck.com.  Information with respect to each client account will be accessible by the client.

•      Mutual Fund Shareholders.  Each mutual fund shareholder will be given access to his or her fund’s voting record.

•      Availability of Proxy Voting Policies and Procedures.  These policies and procedures will be included in the Client Brochure or Part II of Form ADV.  These policies and procedures will be provided to clients upon request.

Recordkeeping Requirements

•      VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

-        proxy statements received;

-        exchange ticker symbol of the portfolio security;

-        CUSIP, CEDOL or other identifying number for the portfolio security;

-        shareholder meeting date;

-        brief identification of the matter voted on;

-        whether the matter was proposed by the issuer or by a shareholder;

-        whether a vote was cast on the matter;

-    how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

-        whether the vote was cast for or against management;

-        records of written client requests;

-        records of written responses from VEAC to either written or oral client requests; and

    any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision.

•      Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained.  The third party must agree in writing to provide a copy of the documents promptly upon request.

•      Records of any determination that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting if in the client’s best interest.

•      Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

I.           PROXY VOTING GUIDELINES

              A.         The Board of Directors

Director Nominees in Uncontested Elections

Vote on a case-by-case basis for director nominees, examining the following factors:

•      long-term corporate performance record relative to a market index;

•      composition of board and key board committees;

•      nominee's investment in the company;

•      whether a retired CEO sits on the board; and

•      whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

•      corporate governance provisions and takeover activity;

•      board decisions regarding executive pay;

•      director compensation;

•      number of other board seats held by nominee; and

•      interlocking directorships.

B.          Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

   C.   Majority of Independent Directors

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.          Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.          Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

F.          Director and Officer Indemnification and Liability Protection

Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

A.          Director Nominees in Contested Elections

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

•      long-term financial performance of the target company relative to its industry;

•      management's track record;

•      background to the proxy contest;

•      qualifications of director nominees (both slates);

•      evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

•      stock ownership positions.

A.          Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

I.           Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

              J.          Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

II.           Proxy Contests

A.          Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

III.         Auditors

A.          Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

IV.          Shareholder Voting and Control Issues

A.          Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

              B.         Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

              C.         Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

D.          Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.          Fair Price Provision

Vote on a case-by-case basis when examining fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

              F.         Greenmail

Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

G.          Pale Greenmail

Vote on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

              H.         Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalizations

I.           Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.           Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

              K.         White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

L.          Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.    If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

              M.        Equal Access

Vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

              N.         Bundled Proposals

Vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

              O.         Shareholder Advisory Committees

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

V.          Capital Structure

A.   Common Stock Authorization

Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.   Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

              C.         Reverse Stock Splits

Vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

              D.         Blank Check Preferred Authorization

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.    Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

              F.         Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

G.          Preemptive Rights

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

              H.         Debt Restructurings

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

•    Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•      Change in Control – Will the transaction result in a change in control of the company?

•      Bankruptcy – Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

              I.          Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VI.         Executive Compensation

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with cash components of pay. We estimate the present value of short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

V.          OBRA-Related Compensation Proposals

A.          Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

              B.         Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

              C.                      Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

              D.         Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

              E.         Shareholder Proposals to Limit Executive Pay

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

              F.         Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

              G.         Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

              H.         401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

VII.       State of Incorporation

              A.         Voting on State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

              B.         Voting on Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company's state of incorporation.

VIII.      Mergers and Corporate Restructurings

A.          Mergers and Acquisitions

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

•      anticipated financial and operating benefits;

•      offer price (cost vs. premium);

•      prospects of the combined companies;

•      how the deal was negotiated; and

•      changes in corporate governance and their impact on shareholder rights.

A.          Corporate Restructuring

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.          Spin-offs

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.          Asset Sales

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.          Liquidations

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

              F.         Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

              G.         Changing Corporate Name

Vote on a case-by-case basis proposal to change the corporate name.

IX.        Mutual Fund Proxies

              A.         Election of Trustees

Vote on trustee nominees on a case-by-case basis.

              B.         Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

              C.         Fundamental Investment Restrictions

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

              D.         Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

X.          Social and Environmental Issues

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors

•      whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

•      the percentage of sales, assets and earnings affected;

•      the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company – specific action;

•      whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•      whether the company's analysis and voting recommendation to shareholders is persuasive;

•      what other companies have done in response to the issue;

•      whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

•      whether the subject of the proposal is best left to the discretion of the board.

The following list includes some of the social and environmental issues to which this analysis is applied:

•      energy and environment

•      military business

•      maquiladora standards and international operations policies

•      world debt crisis

•      equal employment opportunity and discrimination

•      animal rights

•      product integrity and marketing

•      human resources issues

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we follow the recommendations of an independent proxy service provider.

Penn Capital Management Company, Inc.

Executive Summary

Proxy Voting Policy

Each proxy is voted on a case by case basis, and it is possible, if highly unusual, for situations to arise which may cause us to deviate in part from these standards. In all cases, however, we will be guided by the best interest of shareholders.

Penn Capital Management Co., Inc. (“PCM”) votes proxies with only one priority in mind: to maintain or enhance shareholder value. As a result, we generally vote against management on any proposal that we feel consumes too many corporate resources or are dilutive to earnings and asset values. This includes excessive retirement benefits, golden handcuffs, abusive change of control payments, excessive severance agreements, and especially excessive stock options. Proposals that allow employees to acquire shares at a discount are favored so long as the amounts and discounts are within reason and employees are investing their own funds. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth.

We generally vote against authorizations to increase shares outstanding, since these are often the precursor of new option programs and are dilutive to shareholders. We will vote against mergers or acquisitions that we believe are not in the best long-term interests of shareholders.

With directorships we will generally vote with management. Occasionally, however, we vote against a specific director if we feel that his historical record has demonstrated a disregard for shareholder interests. In particular, we will vote against directors who are on the compensation committee if we disagree with their compensation recommendations. We will vote against members of the audit committee if there are corporate governance issues. We favor independent directors over insiders. We also favor the separation of chairman and chief executive officer titles.

We prefer annual election of directors to staggered boards. We are also in favor of cumulative voting. We oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices.

With auditors, we generally vote in favor of management’s recommendations, as long as auditors are respected and well known. We vote against auditors that have not separated their consulting businesses from their auditing functions.

With other shareholder proposals, especially those dealing with social or environmental issues, we will be guided by what is most important to maintaining corporate profitability, but we will consider a client’s directives on issues that are of particular concern to them or their organization.

Responsibility of Adviser to Vote Proxies

The Investment Advisors Act of 1940, Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an advisor must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients.

In January of 2003, the Securities and Exchange Commission voted to adopt rule amendments that would require registered management investment companies to disclose their proxy voting policies and procedures and their actual proxy votes cast. These amendments are designed to enable fund shareholders to monitor their funds' involvement in the governance activities of portfolio companies and to encourage funds to vote their proxies in the best interest of fund shareholders. The Commission also voted unanimously to adopt a new rule and rule amendments, authorized on February 24, 2003, that requires registered Investment Advisers to provide disclosure and adopt proxy voting policies and procedures, including procedures to address material conflicts of interest that may arise between the adviser and its clients. The new rule and rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

These written policies and procedures are designed to reasonably ensure that the advisor votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser, PENN Capital Management, addresses material conflicts between its interests and those of clients with respect to proxy voting.

How Adviser Votes Proxies

PCM utilizes the services of an outside proxy firm, ADP, to act as agent for the proxy process, to maintain records on proxy votes for our clients, to provide independent research on corporate governance, disclosure issues, and proxy responsibility issues. The voting process is driven by a web based program called “ADP Proxy Edge Lite” over the Internet.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. PCM defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

Proxy Voting Process: When a new client account is opened where PCM is responsible for voting proxies, a letter is sent to the custodian informing them that ADP will act as our proxy voting agent for that client account. PCM notifies ADP on each account which is uploaded into ADP’s proprietary software, Proxy Edge Lite.

ADP is responsible for notifying PCM in advance of the board meetings; providing the appropriate proxies to be voted, and maintaining records of proxy statements received and votes cast. The portfolio team uses a master ballot representing the clients at PCM to vote on proxies, unless a specific client authorizes a certain way to vote. This master ballot is then given to the back-office operations department to be entered in Proxy Edge Lite over the Internet. The software then uses this voting position to all clients holding the proxy security, with the exception that a specific client wants to vote a different way on the issues.

The compliance officer at PCM is responsible for maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager and staff on how to vote; and for determining when a potential conflict of interest exists.

The back-office operations department is responsible for setting up new accounts, within Proxy Edge Lite, maintaining documents created that were material to the voting decision, maintaining records of all communications on how proxies were voted, and providing proxy records to clients upon request.

 Conflicts of Interest: All conflicts of interest will be resolved in the interests of the Advisory Clients. The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•     Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

•     The adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

General Proxy Voting Guidelines

PCM has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

Adviser's Proxy Voting Policies and Principles

The Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board is the key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans. Adviser will generally oppose plans that have the potential to be excessively dilutive. The Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Adviser will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Summary of Positions on Common Issues:

Voting Instruction	Position (Generally)

•     Routine Election of Directors

•     Issuance of Authorized Common Stock

•     Stock Splits

•     Stock Repurchase Plans

•     Reincorporation

•     Director Indemnification

•     Require Shareholder approval to issue Preferred Stock

•     Require Shareholder approval of Golden Parachutes

•     Require Shareholder approval of Poison Pill

•     Shareholders’ right to call Special Meetings

•     Shareholders’ right to act by Written Consent

•     Supermajority Vote Requirements

•     Payment of Greenmail

•     Blank Check Preferred Stock

•     Dual Classes of Stock

•     Supermajority Provisions

•     Classified Boards

•     Fair Price Requirements

•     Require Majority of Independent Directors

•     Limited Terms for Directors

•     Require Director Stock Ownership

•     Authorize Issuance of additional Common Stock

•     Adopt/Amend Stock Option Plan

•     Adopt/Amend Employee Stock Purchase Plan

•     Approve Merger/Acquisition

•     Consider Non-financial effects of Merger

•     Spin-offs

•     Adopt Poison Pill

•     Golden Parachutes

•     Limitation of Executive/Director Compensation

•     Social Issues

For

For

For

For

For

For

For

For

For

For

For

Against

Against

Against

Against

Against

Against

Against

Case-by-Case

Case-by-Case

Case-by-Case

Case-by-Case

Case-by-Case

Case-by-Case

Case-by-Case

Case-by-Case

Case-by-Case

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Case-by-Case

Revised July 28, 2004

MERGANSER CAPITAL MANAGEMENT LP

PART 4. OPERATIONS

A. Proxy Voting

Adopted: October 5, 2004

Amended:

As a fixed income adviser, Merganser does not normally receive proxies to vote for its clients’ accounts. In some instances, the Investment Advisory Agreement reserves responsibility for voting proxies to the client. In the rare instances that a proxy is received that requires a vote by Merganser, the following procedure will be followed.

Merganser will determine its recommendation regarding how the proxy be voted. The client will be advised of the recommendation and asked to notify us if they prefer that we vote differently.

If the client has expressed a preference, Merganser will then vote the proxy based on the client preferences. If the client has not expressed a preference, Merganser will vote the proxy based on the Merganser recommendation.

Calamos Advisors LLC

Proxy Voting Policies and Procedures

Calamos Advisors LLC (“Calamos”), as an investment adviser to clients who have granted it voting discretion, including the Calamos mutual funds and closed-end funds (the “Funds”), has adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting.  Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest.  To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.

I.          Establishment and Operation of Proxy Committee

A.         Establishment  Calamos pursuant to these policies and procedures has established a Proxy Voting Committee, (the “Committee”), which shall have responsibility for (i) reviewing proxy statements for issuers in which clients and/or the Funds invest; (ii) reviewing of any and all relevant other information provided by the issuer or third parties regarding any proposals; (iii) addressing conflicts of interest; (iv) maintaining appropriate records pursuant to these procedures and SEC rules; and (v) unless otherwise directed by the client, voting proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment; and (vi) overseeing the voting process.

B.         Composition of the Committee

1.         General

The Committee shall consist of no more than seven and no less than three members from Calamos.  These members must be representatives of Calamos’ Portfolio Management and Research Departments, one of which will be the manager of Investment Operations.  Each member of the Committee may designate a substitute member from time to time to timely address voting issues in her or his absence.

2.         Other Personnel

The Committee may consult with other personnel of Calamos and/or third parties as needed to assist it in reaching voting determinations and addressing conflicts of interests.

C.         Meetings

The Committee shall meet as needed to fulfill its responsibilities hereunder.

D.         Materials for Review at each Meeting and Voting

1.         Subject to the provisions of Section III hereunder, the Committee shall review and consider any and all information deemed relevant and appropriate in connection with making its determinations.  Such information shall include, but not be limited to, proxy statements, recommendation by third parties, if any, and other proxy solicitation materials.

2.         The Committee shall delegate the responsibility of preparing meeting materials, maintaining appropriate records and processing proxy votes to the Calamos Corporate Actions Department (“Corporate Actions”).

3.         The Committee shall delegate the authority to vote proxies to Portfolio Management, subject to the provisions of Sections II and III hereunder.  Where Portfolio Management believes it is necessary to convene a Committee meeting to vote a proxy, the Committee shall vote such proxy subject to the provisions of Sections II and III hereunder.  The Committee, however, retains the responsibility to oversee the voting process and shall meet periodically to review such process.

4.         The Committee may delegate or outsource certain activities, such as record retention and voting analysis to third parties as the Committee may determine is reasonable, in its sole discretion.

II.         Voting Guidelines

A.         General

The goal of the guidelines is to assist us in voting proxies in a manner that is in the best interests of clients of Calamos as security holders of the companies in which they invest.  The guidelines are not exhaustive and do not include all potential voting issues.  Accordingly, proxy voting decisions are handled on a case-by-case basis.  However, if we believe that a company’s management and board have interests sufficiently aligned with the clients’ interest, we will generally vote in favor of proposals recommended by the company’s board.

B.         Specific Matters Submitted to Shareholders

1.         Corporate Governance and Structure

a.          Board of Directors/Trustees

Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management.  In many cases this may be best accomplished by having a majority of independent board members.  Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors.  In addition, key board committees should generally be comprised of at least a majority of independent board members.  For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.         Merger, Acquisitions, Reincorporation and Other Transactions

Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets.  Voting on such proposals involves considerations unique to each transaction.  Therefore, we will vote on a case-by-case basis on proposals to effect these types of transactions.

c.          Anti-Take Over Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of stock of a company without management’s or the board’s approval.  Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock, and the creation of a separate class of stock with unequal voting rights.  However, some of the proposals may benefit shareholders in certain circumstances.  Because of the variety of such proposals and their varied effects on security holders, we will vote on a case-by-case basis on these anti-take over measure proposals.

d.         Capital Structure

Shareholders of companies are often presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split.  Like mergers and acquisitions, there are a variety of transactions that may be presented to shareholders.  Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

1.         Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders.  Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value.  Because the decision to favor or oppose compensation plans are fact intensive and unique, we will vote on a case-by-case basis.

2.         Other Business Matters

Most proxy statements involve the approval of routine business matters, such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meetings.  Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company.  Thus, we will generally vote for board-approved proposals seeking to approve such matters.

III.       Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest.  A conflict of interest may exist, for example, if Calamos has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proposal shall disclose that conflict to the Committee and otherwise remove himself or herself from the proxy voting process.  The Committee will review each conflict of interest described to it and will consult with the Calamos Legal/Compliance Department to determine if a conflict of interest exists.  The Committee will then prepare a Conflicts Report for each such proposal that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

IV.       Record Retention and Disclosure

A.         Record Retention

Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced.  Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination.  The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.         Disclosure

Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law.

V.         Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos

Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.

For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client.  Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos.